================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         CLEVETRUST REALTY INVESTORS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           CLEVETRUST REALTY INVESTORS
                                2001 CROCKER ROAD
                                    SUITE 400
                              WESTLAKE, OHIO 44145

                                                                  April 14, 1997

Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of CleveTrust Realty Investors, which will be held at the Holiday Inn - Westlake, 1100 Crocker Road, Westlake, Ohio, on Tuesday, April 29, 1997 at 2:00 p.m. (Cleveland Time). Extremely important proposals will be presented at this meeting, including approval of a plan for the complete liquidation of the Trust, and we ask that you consider them carefully.

         The notice of the meeting, proxy statement and proxy accompany this letter, and you are urged to consider the information therein. The Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996 and its quarterly report on Form 10-Q for the quarter ended December 31, 1996, are being mailed to you herewith.

         We hope you will attend the meeting in person, but we urge you in any event to complete and return the enclosed proxy, at your earliest convenience, in the enclosed prepaid envelope.

                                             Sincerely yours,

                                             John C. Kikol
                                             Chairman, Chief
                                             Executive Officer
                                             & President

                           CLEVETRUST REALTY INVESTORS

                                2001 CROCKER ROAD
                                    SUITE 400
                              WESTLAKE, OHIO 44145

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                April 14, 1997

Dear Shareholder:

         Notice is hereby given that the Annual Meeting of Shareholders of CleveTrust Realty Investors, a Massachusetts voluntary association of the type generally known as a business trust (the "Trust"), will be held at the Holiday Inn - Westlake, 1100 Crocker Road, Westlake, Ohio, on Tuesday, April 29, 1997 at 2:00 p.m. (Cleveland Time), for the purposes of considering and acting upon:

                  - A proposal to approve a plan of termination and liquidation of the Trust;

                  - A proposal to amend the Declaration of Trust's requirements regarding shareholder approval for the disposition of properties of the Trust;

                  - A proposal to ratify the Amended and Restated Employment Agreement dated as of September 24, 1996, between the Trust and John
         C. Kikol,  President and Chief  Executive  Officer of the Trust;

                  - A proposal to elect as Trustees the five nominees named in the accompanying Proxy Statement to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified; and

                  - Such other matters as may properly come before the meeting and any postponement or adjournment or postponements or adjournments thereof.

         Shareholders of record at the close of business on March 14, 1997 are entitled to vote at the meeting and any adjournment or adjournments thereof.


                                       By Order of the Board of Trustees


                                       Raymond C. Novinc
                                       Secretary



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT, PLEASE SIGN THE ENCLOSED PROXY AND SEND IT BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           CLEVETRUST REALTY INVESTORS

                                2001 CROCKER ROAD
                                    SUITE 400
                              WESTLAKE, OHIO 44145

                                 PROXY STATEMENT

                           SUMMARY OF PROXY STATEMENT

         This summary is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement of CleveTrust Realty Investors (the "Trust").

APPROVAL OF PLAN OF LIQUIDATION

         REASONS FOR THE LIQUIDATION. The Trustees believe that it is in the best interests of the shareholders to liquidate the assets of the Trust, and their objective is to complete such a liquidation by December 31, 1999. Other alternatives, including an issuer self tender offer or the non-cash merger of the Trust with another company were considered by the Trustees, but they determined that the best alternative available to maximize value to the Trust's shareholders would be to sell the Trust's assets and liquidate. In the Trustees' view, the market value of the shares of Beneficial Interest of the Trust ("Shares of Beneficial Interest" or "Shares"), prior to the time of the announcement of the proposal to liquidate the Trust's assets, did not reflect the underlying market value of its investments. Therefore, on September 24, 1996 the Trustees unanimously adopted a plan for the orderly liquidation of the assets of the Trust and the winding up of its affairs (the "Plan"). See "Termination and Liquidation of the Trust--Reasons for Termination and Liquidation of the Trust."

         DESCRIPTION OF THE PLAN. The Plan provides that the Trust will be terminated and the Trustees will dispose of all of the assets of the Trust, wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute to or for the benefit of its shareholders all of the Trust's assets, including interests in any liquidating trust or other form of liquidating entity established in connection with the complete liquidation of the Trust.

         ESTIMATED AMOUNTS AVAILABLE FOR DISTRIBUTION. If the Plan is approved, the prices at which the Trust will seek to sell its real estate assets will be determined by the Trustees. To date, four of the Trust's properties have been sold and a conditional contract with a third party has tentatively established a sales prices for one additional property. It is nevertheless impossible to determine with any precision at this time the aggregate net proceeds that may ultimately be available for distribution to the shareholders upon liquidation.

         Assuming that the Trust's remaining real estate assets can be sold at values currently estimated by management of the Trust and the Trustees, and assuming management of the Trust and the Trustees have accurately estimated the costs to sell the assets and the amounts necessary to satisfy liabilities of the Trust, then the estimated net liquidating cash proceeds, if the Plan is implemented, would be in a range of $6.00 to $6.50 per Share. However, caution should be used in relying on this range, which assumes the continuation of reasonably stable conditions during the entire liquidation period. Liquidating distributions could be affected by changes in interest rates or the demand for real estate investments generally, among other factors. While the Trustees believe that the assumptions and projections used in arriving at this estimate of net liquidating cash proceeds are reasonable, this estimated range constitutes a forward-looking statement and there can be no assurance that such assumptions will in fact prove correct or that actual sales or dispositions of particular assets will not be at prices that vary materially from their estimated values.

         Approval of the Plan by the shareholders will constitute approval of termination of the Trust and will authorize the Trustees to take any and all actions that may be necessary or convenient to dispose of the assets of the Trust and convert them into such form as may be conveniently distributed to the shareholders by December 31, 1999, including selling, conveying, transferring or otherwise disposing of the assets when and on such terms and subject to such conditions as are deemed by the Trustees to be in the best interests of the Trust and the shareholders, subject to the provisions of the Second Amended and Restated Declaration of Trust, as amended, of the Trust (the "Declaration of Trust"). The Trust does not intend to seek shareholder approval for the specific terms and conditions of the sale of any of the properties except as required by the Declaration of Trust. The Trustees propose that the Declaration of Trust be amended so that no further shareholder approval will be required for any sales of assets following approval by the shareholders of the termination of the Trust. See "Amendment to Declaration of Trust Concerning Liquidation."

         DISTRIBUTIONS. It is the current intention of the Trustees, if the Plan is approved, to distribute the proceeds from the sales of Trust assets first to the payment of or provision for the Trust's outstanding liabilities and then to the shareholders in the form of periodic liquidating distributions.

         VOTE REQUIRED TO APPROVE PLAN. The affirmative vote of the holders of not less than two thirds of the outstanding Shares of Beneficial Interest is required to approve the Plan. Trustees who hold, directly or indirectly, approximately 70% of the outstanding Shares of Beneficial Interest have already agreed to vote their Shares of Beneficial Interest in favor of approval of the Plan.

         NO APPRAISAL RIGHTS. Under Massachusetts law and the Declaration of Trust, shareholders who vote against the Plan will not have any statutory dissenters' rights to appraisal of their Shares.

         FEDERAL INCOME TAX CONSEQUENCES. The distribution of the proceeds from the sales of the Trust's assets will constitute a taxable transaction for shareholders of the Trust. In general, if the Plan is approved, shareholders will realize, for tax purposes, gain or loss equal to the difference between the aggregate cash distributed to them from the liquidating distributions and their tax basis in their Shares. Tax consequences for shareholders may differ depending on their circumstances. Shareholders are encouraged to consult with their own tax advisors. In addition, the Trust could incur certain taxes as a result of the Plan. See "Federal Income Tax Consequences."

         POSSIBLE RISKS OR DISADVANTAGES OF THE PLAN. The Plan is subject to various risks including the following: The Trust may not be as successful as it anticipates in disposing of assets; there may be decreased liquidity in the market for the Shares of Beneficial Interest; the termination of the Trust will jeopardize its value as an ongoing entity; and the Trustees will be empowered to dispose of the assets of the Trust without further shareholder approval except in certain limited circumstances. See "Termination and Liquidation of the Trust -- Certain Risks or Disadvantages of the Plan."

AMENDMENT TO DECLARATION OF TRUST CONCERNING LIQUIDATION

         The Declaration of Trust currently provides that separate approval by not less than a majority of the outstanding Shares is required for any disposition of all or substantially all of the Trust's property during liquidation. The Trustees believe that this standard is unclear and overly restrictive in its application and recommend adoption of an amendment to the Declaration of Trust to permit all sales of assets in liquidation without further shareholder approval even if the assets disposed of might be considered substantially all of the assets of the Trust. See "Amendment to Declaration of Trust Concerning Liquidation."

RATIFICATION OF EMPLOYMENT AGREEMENT

         In connection with the adoption of the Plan by the Board of Trustees, the Compensation Committee of the Board of Trustees approved an amendment and restatement of the employment agreement between the Trust and John C. Kikol, President and Chief

Executive Officer of the Trust. The revised agreement (the "Employment Agreement") is subject to approval by the shareholders. The Employment Agreement provides for, among other things, (i) replacement of Mr. Kikol's stock options with a program for cash payments determined in relation to actual distributions in liquidation, (ii) creation of an Incentive Compensation Program providing for payments to Mr. Kikol based on liquidating distributions or other payments to shareholders and (iii) continuation of existing arrangements requiring a severance payment to Mr. Kikol in the amount of $546,000 in the event of Mr. Kikol's termination by the trust(except on the grounds of Mr. Kikol's misappropriation of Trust funds or property), his death or a material change in his duties, which would include completion of the liquidation process. Trustees who hold, directly or indirectly, approximately 70% of the outstanding Shares of Beneficial Interest have agreed to vote their Shares in favor of approval of the Employment Agreement. See "Ratification of Employment Agreement."

ELECTION OF TRUSTEES

         The enclosed proxy will be voted, unless authority is withheld, for the election of the nominees named herein as Trustees, to hold office until the next meeting and until their respective successors are elected and qualified. The nominees are Howard Amster, Robert H. Kanner, John C. Kikol, Leighton A. Rosenthal and John D. Weil. All are currently serving as Trustees and have indicated their willingness to continue to serve if elected. See "Election of Trustees."

                     SOLICITATION AND REVOCATION OF PROXIES

         The accompanying proxy is solicited by the Board of Trustees for use at the Annual Meeting of Shareholders of the Trust to be held on April 29, 1997 and any adjournment or adjournments thereof. Any proxy may be revoked by a later proxy, by notice to the Trust in writing, or in open meeting, without affecting any vote taken before such revocation. This proxy statement, together with a form of proxy for the meeting, was first mailed to shareholders on or about April 14, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of March 14, 1997, the record date for the determination of persons entitled to vote at the meeting, there were 5,136,616 Shares of Beneficial Interest outstanding. Each Share of Beneficial Interest is entitled to one vote.

            BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth, as of March 14, 1997, information furnished to the Trust with respect to the beneficial ownership of the Trust's Shares of Beneficial Interest by each shareholder or group of shareholders known to the Trust to be the beneficial owner of more than five (5%) percent of the Trust's outstanding Shares of Beneficial Interest, each present Trustee, each nominee for election as Trustee, each executive officer of the Trust, and all present Trustees and executive officers of the Trust as a group.

                  BENEFICIAL OWNER, TRUSTEE,              NUMBER OF SHARES
                 OFFICER OR NUMBER OF PERSONS               BENEFICIALLY   PERCENT OF
                           IN GROUP                           OWNED(a)       CLASS
                           --------                           -------        -----

Howard Amster (Beneficial owner and Trustee)(b)             1,152,180        22.4%
         23811 Chagrin Blvd., Chagrin Plaza East
         Suite 200
         Beachwood, Ohio  44122

Robert H. Kanner (Beneficial owner and Trustee)(c)          1,300,000        25.3
         3830 Kelley Avenue
         Cleveland, Ohio  44114

John C. Kikol (Trustee and officer)(d)                         70,979         1.4
         2001 Crocker Road, Suite 400
         Westlake, Ohio  44145

Leighton A. Rosenthal (Beneficial owner and Trustee)          393,000         7.7
         The Halle Building, Suite 310
         1228 Euclid Avenue
         Cleveland, Ohio  44115

John D. Weil (Beneficial owner and Trustee)(e)                745,000        14.5
         200 North Broadway, Suite 825
         St. Louis, Missouri  63102-2573

Brian D. Griesinger (Officer)                                   7,000           *
         2001 Crocker Road, Suite 400
         Westlake, Ohio  44145

Raymond C. Novinc (Officer)                                     8,045           *
         2001 Crocker Road, Suite 400
         Westlake, Ohio  44145

Michael R. Thoms (Officer)(d)                                  28,055           *
         2001 Crocker Road, Suite 400
         Westlake, Ohio  44145

8 present Trustees and officers listed above                3,689,325        71.8

---------------------------
* Less than one percent.

(a) Except as noted, in each case the beneficial owner has sole voting and sole investment power.

(b) Includes 131,800 Shares of Beneficial Interest held by Tamra F. Gould (Mr. Amster's wife) in which Mr. Amster disclaims any beneficial interest. Excludes 27,600 Shares of Beneficial Interest held by Sonia Amster (Mr. Amster's mother) in which Mr. Amster disclaims any beneficial interest.

(c) The shares shown as being held by Robert H. Kanner are owned by a trust of which Mr. Kanner is the sole beneficiary. Mr. Kanner is not a trustee of such trust and has neither investment nor voting power in such shares. Trustees of such trust are Stephen R. Kalette and Eleonora Grmek who have an address of 3830 Kelley Avenue, Cleveland, Ohio 44114. Excludes 5,000 Shares of Beneficial Interest held by Buckeye Business Products Bargaining Unit Pension Trust of which Mr. Kanner is a trustee but not a participant.

(d) Includes 14,934 Shares of Beneficial Interest held in a trust in which Messrs. Kikol and Thoms are trustees with all voting and investment power and have an interest as beneficiaries (with respect to a portion of the trust's assets). The shares of Beneficial Interest held by all Trustees and officers as a group in the table have been adjusted to eliminate the duplication of beneficial ownership.

(e) Includes 25,000 Shares of Beneficial Interest held in the name of a family trust of which Mr. Weil is the trustee. Also includes 100,000 Shares of Beneficial Interest held in the name of Richard K. Weil (the father of Mr. Weil), 25,000 Shares of Beneficial Interest held in the name of Victoria L. Weil (the daughter of Mr. Weil) and 225,000 Shares of Beneficial Interest in the aggregate held by Richard K. Weil, Jr., Mark S. Weil and Paula K. Weil (siblings of Mr. Weil), the beneficial ownership of which he disclaims.

                    TERMINATION AND LIQUIDATION OF THE TRUST

REASONS FOR TERMINATION AND LIQUIDATION OF THE TRUST

         After reviewing the Trust's prospects for achieving strategic goals, as well as considering other alternative strategies to enhance shareholder value, the Board of Trustees determined that either the Trust's assets should be sold in an orderly liquidation or the Trust should be sold in a merger or other business combination. In the Trustees' view, the Trust has been unable to attract substantial interest from the investment community. The Trustees base this belief principally on the fact that average daily trading volume for the Shares of Beneficial Interest during the period of January 1996 through August 1996 was 1,244 Shares and on 74 trading days there were no transactions in the Shares.

         The Trust has also been unable to achieve growth necessary for it to be competitive in today's real estate/REIT investment market. As stated in the prospectus for the Trust's rights offering in 1993, it was the intention of the Trust to use proceeds from that offering, in combination with mortgage financing, to acquire additional suburban office buildings. Although the Trust has completed acquisitions of several suburban office buildings as described below, it has not added properties to its portfolio to the extent it contemplated in 1993.

         The Trustees believe that the Trust's difficulties in attracting capital and achieving growth are the result of a combination of several factors. One significant factor is that, in contrast to most real estate investment vehicles that have been well received in the investment community in recent years, the Trust does not have a portfolio of properties concentrated in a single geographic region or a single property type with a unifying theme. Instead, the Trust's portfolio remains significantly diversified by location and type of property. In addition to a concentration of properties in the Southwest, the Trust has one remaining property in Iowa, and a small land parcel in Ohio. The foregoing properties include, among other property types, both suburban office buildings and shopping centers. The Trust's attempts during the past several years to implement a long-term strategy of being an owner and manager of suburban office buildings have met with some success. For example, the Trust purchased an office building in suburban Dallas in fiscal 1994 and one in 1995. However, the Trust has not been able to implement this strategy on a scale of sufficient magnitude to warrant, in the Trustees' view, a continuance of this strategy.

         Another factor is the Trust's lessened visibility within the REIT industry. The Trustees believe that the Trust's visibility has been adversely affected by the fact that, in comparison to other real estate companies, the size of the Trust's portfolio is relatively small. The small size of the portfolio has a further disadvantage in that the administrative expense ratio for the Trust tends to be at a higher percentage of funds from operations than the larger real estate investment trusts existing today. The Trustees also believe that the modest public float of the Trust's Shares of Beneficial Interest - approximately $6,960,000 at August 30, 1996 and the concentration of ownership of the Trust in four principal shareholders, limits the attractiveness of the shares to investors, particularly institutional investors that prefer to invest in large increments in a float that presents greater liquidity.

         As a result of the foregoing factors, the aggregate market value of the Trust's Shares of Beneficial Interest --- approximately $23,757,000 at August 30, 1996 -- did not, in the Trustees' view, reflect the full value of the Trust's portfolio. Because the disparity between the aggregate market value of the shares of Beneficial Interest and the net value of the portfolio persisted in spite of the Trust's attempts to take steps believed necessary to improve shareholder value, the Trustees determined adoption of the Plan to be in the best interests of shareholders in September, 1996.

         In arriving at such determination, the Trustees evaluated alternatives to adoption of the Plan for enhancing shareholder value. One alternative considered by the Trustees was the sale of all or substantially all of the assets of the Trust to a single buyer. However, due to the diversification of the Trust's portfolio, the Trustees believed it unlikely at the time that disposition of all or substantially all of the properties would provide consideration in excess of that obtainable through disposition of individual properties in an orderly liquidation of the Trust.

         The Trustees also considered and rejected the possibility of continuing the Trust's existing business and making new investments because they believed that the Trust would continue to encounter the same difficulties it currently faces, thereby perpetuating the dichotomy between the Trust's share price and the value of its assets. The Trustees also elected not to rely on the possibility of a merger or other combination of the Trust with another company, based on the belief that the interests of the shareholders would more likely be better served by the distribution of the net cash sale proceeds to the shareholders rather than by offering, in effect, a new investment alternative that holds no guarantee of success.

         Subsequent to adoption of the Plan by the Board, the Trustees considered a possible partial liquidation to be followed by an issuer self tender offer as an alternative to a complete liquidation. The self tender offer would have been funded by borrowing the maximum amount available based on assets of the Trust remaining after the sale of most of the Trust's portfolio. The Trustees did not believe it would be feasible to borrow funds sufficient to accomplish the transaction on terms that would allow payments to shareholders materially in excess of amounts expected to be distributable from a complete liquidation. They also believed successful implementation of this alternative would be dependent upon rapid dispositions of properties while maintaining certain assumed values in retained assets. They concluded the uncertainty associated with such a plan would be greater than for a plan of liquidation. Therefore, the Trustees determined not to pursue further the consideration of an issuer self tender offer.

         In the fourth quarter of calendar year 1996, the Trust received several informal indications of interest from third parties, concerning possible acquisition of a substantial majority of the Shares. In December, 1996 and January, 1997 the Trust corresponded with and subsequently met with representatives of a third party concerning a proposed offer to acquire a controlling voting interest in the shares of the Trust. The proposal was based on (i) an offering price of $6.45 cash in a tender offer to all of the shareholders for up to seventy percent of the outstanding shares and (ii) a requirement that the shares owned by certain Principal Shareholders be tendered at $6.45 per share as part of the proposed transaction. In addition, a condition of the proposal was that the Trust continue to be a publicly traded entity following the transaction, with a substantially similar number of shareholders and float. After consideration, the Board of Trustees determined that any proposal that would allow a third party to gain voting control over the Trust but that did not provide an opportunity for holders of all the outstanding shares to sell at a single cash price per Share was unacceptable and would not be pursued.

         In January, 1997 RM Crowe Company, a Texas Corporation ("RMC") submitted to the Trust a proposal for a possible offer to purchase all of the outstanding Shares, and the Board of Trustees met with representatives of RMC. The Trustees subsequently advised RMC that they were not prepared to recommend a transaction at the price per Share proposed. By letter dated January 16, 1997, RMC indicated to the Trustees that RMC would be prepared, subject to satisfaction of various conditions, to enter into negotiations regarding an agreement providing for a possible offer to purchase the Trust's shares at a consideration of $6.42 per Share, in cash net to the sellers.

         The Trustees evaluated the proposal from RMC in comparison to the Plan. Principal factors considered by the Trustees included the proposed price per Share, the relatively short time frame in which the Shares would be purchased (as opposed to the possibility of a lengthier disposition of assets under the Plan)and the potential savings resulting from the elimination of administrative costs under the Plan

         The Trustees proceeded to negotiate with RMC about the timing of any possible offer and the conditions under which RMC would not be required to proceed with the proposed offer. On February 19, 1997 the Trust, RMC and certain shareholders of the Trust entered into a letter of intent, which provided that the parties intended to negotiate definitive agreements pursuant to which RMC would acquire all of the outstanding shares at a price of $6.42 per Share in cash. On April 4, 1997, the Trust and RMC terminated negotiations concerning RMC's proposal to acquire all of the outstanding shares at a price of $6.42 per Share in cash. The Trust and RMC were unable to agree on certain terms in the proposed definitive agreement. As a result, the Trustees have determined to pursue the Plan as previously intended.

         Based on the experience of the Trustees in considering opportunities for the merger or combination of the Trust with another entity or the sale of all or substantially all of the Trust's assets in a single transaction, the Trustees believe that the highest potential value for the Trust's assets will be realized by the individual sale of the assets over a period of approximately three years. At the time the Trustees adopted the Plan they believed that amounts could be realized from sales of individual assets that would allow liquidating distributions of approximately $5.00 to $6.50 per Share. This belief was based on estimates by management of the Trust as to potential sales prices determined by dividing cash flows from each property by capitalization rates considered reasonable by management based upon their experience in the real estate industry. Actual offers and contracts for sales of several properties since September 24, 1996 have tended to support or exceed the estimates by management, and the Trustees have revised their estimated range to $6.00 to $6.50 per Share. This range is a forward-looking statement and actual results may differ materially. For a discussion of how the range was determined and factors that may affect it, see "Termination and Liquidation of the Trust -- Implementation of the Plan." The Trustees have not obtained independent appraisals of the value of individual properties because they believe that opinions of appraisers would not be materially more reliable than the opinions of the management of the Trust and that only third party offers to purchase properties will provide a reliable indication of value.

         The Trustees have determined that, provided shareholder approval for the Plan is obtained, the liquidation of the Trust's assets and the winding up of the Trust's affairs will be completed by December 31, 1999, unless it is determined in the future by the Board of Trustees that, due to circumstances at that time, it is no longer in the best interests of the shareholders to complete such liquidation and winding up by December 31, 1999, but, it is preferable to complete it at a later date.

CERTAIN RISKS OR DISADVANTAGES OF THE PLAN.

         Implementation of the Plan would present several risks to the holders of Shares of Beneficial Interest, including the following:

         NO ASSURANCES OF DISTRIBUTIONS. There can be no assurances that the Trust will be successful in disposing of properties for values equaling or exceeding those currently estimated by the Trust or that such dispositions will occur as early as intended by the Trustees. If values of real estate generally or the Trust's properties in particular decline, the liquidation may not yield distributions as great as or greater than the recent market prices of the Shares and distributions may not be effected for a significant period of time.

         POSSIBLE DECREASING LIQUIDITY. As assets of the Trust are sold and proceeds are distributed, the market capitalization and "float" will diminish and market interest in the Shares of Beneficial Interest in the investment community may diminish, thereby reducing the market demand and liquidity for the Shares, which may adversely affect the market price for the Shares.

         LOSS OF PUBLIC ENTITY VALUE. Once the Shareholders vote to terminate the Trust, it will be committed to winding up. This fact jeopardizes any value that a potential acquirer might place on the ability to acquire a publicly-held entity with an indefinite life, and it may preclude other possible courses of action not yet identified by the Trustees.

         NO DISSENTERS' RIGHTS OF APPRAISAL. Neither Massachusetts statutes nor the Declaration of Trust provides a procedure for a shareholder who dissents from approval of the Plan to demand an appraisal of his Shares and payment of their fair cash value.

         POSSIBLE LOSS OF PERSONNEL. The approval of the Plan may cause employees of the Trust other than its executive officers to consider other employment because of the limited future of the Trust.

         NO FURTHER SHAREHOLDER APPROVAL REQUIRED. If the shareholders also approve the proposal to amend Section 13.1 of the Declaration of Trust (See "Amendment to Declaration of Trust Concerning Liquidation"), the Trustees will be empowered to dispose of properties without further shareholder approval even if the assets disposed of may constitute substantially all of the assets of the Trust.

TRUST BUSINESS AND PROPERTIES

         The Trust is a voluntary business association generally known as a business trust, organized under the laws of Massachusetts pursuant to its Declaration of Trust.

         The Trust's $37,493,000 of investments in real estate as of December 31, 1996, included the seven office buildings with a carrying value of $18,618,000; five commercial properties with a carrying value of $18,855,000; and one investment in land with a carrying value of $40,000. The Trustees estimate that this portfolio can be sold on a property-by-property basis for sales prices, net of selling costs, in excess of $48,000,000, before liabilities. Three properties with an aggregate carrying value of $8,000,000 have been sold since December 31, 1996 for an aggregate sales price of $14,775,000. See "Termination and Liquidation of the Trust -- Recent Events" for information concerning pending dispositions of properties.

         A list of the Trust's properties and certain information in respect thereof are set forth in the Trust's 1996 Annual Report, a copy of which accompanies this proxy statement.

IMPLEMENTATION OF THE PLAN

         Pursuant to Section 13.1 of the Declaration of Trust, the Trust may be terminated at a meeting of the shareholders by the affirmative vote of holders of not less than two thirds of the shares then outstanding and entitled to vote.
Section 13.1 provides in relevant part that, upon termination of the Trust:

          (a) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (b) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by affirmative vote of not less than a majority of all outstanding Shares entitled to vote.

          (c) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

               Upon termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the right, title and interest of all Shareholders shall cease and be cancelled and discharged.

The Trustees propose that the shareholders approve termination of the Trust as so provided. If the Plan is approved by the affirmative vote of holders of at least two thirds of the outstanding shares, the Trustees will cease conducting business, except that the Trustees will sell, convey, assign, exchange, transfer or otherwise dispose of the Trust's assets when and on such terms and conditions as are deemed by the Trustees to be in the best interests of the Trust and its shareholders, and will perform such other duties as are necessary to wind up the affairs of the Trust, including the fulfillment or discharge of the Trust's contracts and the payment of or provision for the Trust's liabilities. Approval by the shareholders is assured because Trustees holding sufficient Shares to approve the Plan have agreed to vote their Shares in favor of its approval.

         It is not possible to determine with any reasonable degree of certainty the aggregate net proceeds that may ultimately be available for distribution to the Trust's shareholders upon consummation of the Plan. It is the objective of the Trustees that, over a three-year period ending December 31, 1999 (the "Liquidation Period"), sales of the Trust's assets be made for cash, securities or other property of any kind as the Trustees deem appropriate. The Trust has established targeted sales prices for each of the Trust's assets; however, there can be no assurance that any or all of the properties will be sold at the targeted sales prices established by the Trust or will be sold at all. The amount of proceeds received from the disposition of individual properties is dependent on a number of conditions, many of which are beyond the power of the Trust to control, including market conditions at the time of each sale as well as each property's performance and leasing status. Therefore, assets of the Trust may be sold at prices that may not necessarily be equal to or greater than their book value. Subject to the foregoing, however, it is estimated that the net proceeds from the orderly disposition of the Trust's assets would permit the Trust to make distributions to its shareholders aggregating approximately $6.00 to $6.50 per Share, allowing for the Trust's satisfaction of its obligations and its payment of liquidation expenses. This estimate is a forward-looking statement, and actual results could be affected by many factors, including demand and availability in the market for the type and location of properties owned by the Trust and the availability and terms of financing for commercial real estate. To arrive at the estimated range, the annual operating results for individual properties for the next three years were estimated by projecting the cash flows from such properties (based on prior results adjusted for executed and projected leasing). The resulting projected amount of annual cash flow of each property was then divided by a capitalization rate deemed appropriate by management of the Trust to arrive at an estimated market value. The capitalization rates utilized ranged from 7.5% to 13.0%, based upon (i) management's beliefs as to the competitive position of a property in its local market (ii) the relative demand for similar properties, as perceived by management of the Trust, based on their review of real estate transactions in the relevant market during the past year and (iii) management's experience in the purchase, financing, management and sale of various real estate properties. The Trustees have not, at this time, obtained an independent appraisal of the value of the individual properties held by the Trust.

         To estimate the amounts that may be available for distribution from the estimated sale proceeds, management of the Trust estimated selling costs of the properties and assumed that net proceeds would be applied to satisfy outstanding obligations of the Trust, first by paying mortgages on individual properties sold and then by paying bank notes payable. Management estimated general and administrative costs for the Trust during its liquidation process and assumed the remaining balance of sale proceeds would be applied to pay incentive compensation to management in accordance with employment agreements (See "Ratification of Employment Agreement") and to make distributions to shareholders. There can be no assurance that the Trust will be able to generate sufficient net proceeds from the sale of the Trust's assets to permit the Trust to make distributions in the range stated above, and the aggregate amount of distributions ultimately made to shareholders might vary materially from such amounts.

         Because the Plan contemplates disposition of all of the assets of the Trust and distribution of the net proceeds to shareholders but the terms of such dispositions have not been determined, the Trust has concluded that pro forma financial information concerning the Plan would not be meaningful.

         The Trust does not intend to seek shareholder approval of the specific terms and conditions of the sale of any of the properties, except to the extent required by the Declaration of Trust. The Declaration of Trust currently provides that separate approval by not less than a majority of the outstanding Shares of Beneficial Interest is required for any disposition of all or substantially all of the Trust's property during liquidation. The Trustees believe that this standard is unclear and overly restrictive in its application and recommend adoption of an amendment to the Declaration of Trust to permit sales of assets in liquidation without further shareholder approval. See "Amendment to Declaration of Trust Concerning Liquidation." The Declaration of Trust would continue to (i) prohibit the sale of Trust assets, directly or indirectly, to Trustees, officers or employees of the Trust or its affiliates and (ii) require that sales of assets to Affiliates (as defined in the Declaration of Trust) of Trustees, officers or employees of the Trust be approved by disinterested Trustees.

         Prior to the final distribution of the Trust's remaining assets to the shareholders, Shares of Beneficial Interest of the Trust will continue to be transferable, and the Trust's shareholders will continue to have such rights as applicable law and the Declaration of Trust confer upon shareholders. It is the intention of the Trustees to maintain the listing of the Trust's Shares of Beneficial Interest on the Nasdaq National Market until they are no longer eligible for trading. Once all of the Trust's assets have been sold and the net proceeds have been distributed to the Trust's shareholders, or all of its remaining assets have been transferred to a liquidating trust, the legal formalities of terminating the Trust would be completed in accordance with the terms of the Declaration of Trust and Massachusetts law.

         In the event that approval of the Plan by affirmative vote of holders of two thirds of the outstanding Shares of Beneficial Interest of the Trust is not obtained, the Trust intends to continue to transact business and to consider alternative courses of action.

         On September 23, 1996, the day preceding the Trust's announcement of the adoption of the Plan, the high bid and low asked prices of the Trust's Shares of Beneficial Interest on the Nasdaq National Market were $4-5/8 and $5 per share, respectively. On April 10, 1997, the closing price of the Shares of Beneficial Interest on the Nasdaq National Market was $5.875 per share.

RECENT EVENTS

         In anticipation of the Shareholders' approval of the Plan, the Trust did execute contracts for the sale of six properties. On October 7, 1996, the Trust completed a $2,450,000 sale of the Littleton Bank Building located in Littleton, Colorado. The sale resulted in a gain of approximately $563,000, which is reported in the Trust's financial statements for first quarter of fiscal year 1997. On January 21, 1997, the Trust completed a $5,950,000 sale of the Warren Plaza Shopping Center located in Dubuque, Iowa, resulting in a gain of approximately $1,726,000. On February 28, 1997, the Trust completed the $3,475,000 sale of the Triangle Square Shopping Center/Mini Warehouse complex located in Hilton Head, South Carolina, resulting in a gain of approximately $2,550,000. On March 12, 1997, the Trust completed a $5,350,000 sale of the Englewood Bank Building located in Englewood, Colorado, resulting in a gain of approximately $2,300,000. The Trust currently has the Executive Club Building located in Denver, Colorado under a contract of sale for a sales price of $5,300,000. The Spring Village Shopping Center in Davenport, Iowa was also under a contract of sale for a sales price of $5,350,000. In February, 1997, the buyer decided not to pursue the acquisition of the Spring Village Shopping Center. The same buyer has now submitted a new contract offer on the property. The buyer for the Executive Club has completed an initial due diligence period and has a non-refundable deposit placed with the title company. No assurance can be given that the Executive Club Building will actually be sold at the price stated, or that a contract for the Spring Village property will be signed. The sales price, net of estimated selling costs, exceeds the carrying value or the net book value of the property.

DISTRIBUTIONS

         Liquidating distributions will be paid pro rata to the holders of record of Shares of Beneficial Interest of the Trust at the close of business on record dates to be determined by the Trustees. No distributions will be made unless, in the opinion of the Trustees, adequate provision for all of the debts and liabilities of the Trust, including all expenses of any liquidating trust established, has been made. Any net proceeds from sales not applied to satisfy mortgage indebtedness, bank notes payable or other obligations of the Trust would be invested, pending distribution, in short-term U.S. government securities. Distributions may be made as a single distribution or as a series of two or more distributions and would be made in such amounts, at such times and in such manner as the Trustees may determine. The final distribution would be in complete redemption and cancellation of all of the outstanding Shares of the Beneficial Interest of the Trust, and upon such final distribution the Trustees may require shareholders to surrender their share certificates to the Trust and cause such Shares to be cancelled. If distributions cannot be made to a shareholder because mail is not deliverable to the last known address of that shareholder on the shareholders list maintained by the Trust, such funds will be held by the Trust subject to the "unclaimed funds" or escheat statutes of the state of such last known address. If such state does not have an escheat law, the law of Massachusetts will govern. If funds are not claimed within the statutory periods, they may escheat to such state.

LIQUIDATING TRUST

         It is the intention of the Trustees, if the Plan is approved, to sell all properties of the Trust within the Liquidation Period. There can be no assurance, however, that sales can be completed as contemplated. If during the three year liquidation period the Trustees conclude that additional marketing efforts by the Trust will not likely result in the receipt of any reasonable third party offers to purchase a property or properties within the established targeted price range, the Trustees, after consideration of the tax consequences to the Trust and its Shareholders, may determine to transfer such remaining property or properties to an entity which for tax purposes will be treated as a liquidating trust. The Trust will then be liquidated. The purpose of forming the liquidating trust would be to make it more likely that the distributions made pursuant to the Plan will be recognized under the Internal Revenue Code as liquidating distributions by assuring that the Trust is liquidated within a period of approximately three years. No further shareholder approval will be required to authorize transfer of assets to a liquidating trust.

         The transfer and assignment to the liquidating trust and the distribution or allocation to the shareholders of the beneficial interests therein would constitute a part of the final liquidating distribution by the Trust to the shareholders of their pro rata interest in the remaining amount of cash assets held by or for the account of the Trust. Upon such transfer and assignment, certificates for shares of the Trust would be deemed to represent certificates of interests in the liquidating trust. From and after the date of the Trust's transfer of assets to a liquidating trust, the Trust would have no interest of any kind in and to any such assets, and all of such assets would thereafter be held by the liquidating trust solely for the benefit of the beneficiaries of the liquidating trust, subject to any unsatisfied debts, liabilities and expenses.

         The sole function of a liquidating trust would be to manage and own remaining assets until and in order that they may be liquidated, to satisfy all then-remaining claims and liabilities of the liquidating trust, including fees, costs, and expenses of the liquidating trust, and to distribute any remaining assets to the beneficiaries of the liquidating trust. A liquidating trust would not make a final distribution of assets until, in the sole judgment of the trustees thereof, there remain no liabilities of or claims against the liquidating trust except those of its beneficiaries with respect to their interests therein. There can be no assurance that the Trustees or management of the Trust would act in similar capacities with respect to the liquidating trust.

         Any plan to transfer assets to a liquidating trust is only a contingency plan to provide for the possibility that all Trust assets are not sold during the Liquidation Period. Therefore, the Trustees have not determined the detailed terms or structure for a liquidating trust. The characteristics of any liquidating trust would be determined by the Trustees at a future date depending upon such factors as (i) the number and value of properties to be held by the liquidating trust, (ii) the potential tax attributes of the properties of the liquidating trust and the tax consequences to the holders of interests and the number of holders of interests in the liquidating trust and the various values of their interests. The legal entity to be used as the liquidating trust might be organized as a trust, a limited liability company or other form of entity, in the discretion of the Trustees. The Trustees may determine that interests in the liquidating trust should not be transferable except in limited circumstances. Depending upon the assets of the liquidating trust and the number of its record owners, it may not register under the Securities Exchange Act of 1934, as amended, and may not be required to file reports or comply with proxy rules and other requirements under that act.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the material federal income tax consequences of the Plan based on federal income tax laws in effect on January 1, 1997. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         TAX CONSEQUENCES TO THE TRUST. The Trust is taxed as a corporation for federal income tax purposes. Consequently, the Trust will recognize taxable gain or loss on the sale of its properties measured by the difference between the amount realized on the sale of a property and the Trust's adjusted tax basis in the property sold. If any property is distributed in kind by the Trust to its shareholders, the Trust will recognize gain, to the extent the fair market value of such distributed property exceeds the Trust's adjusted tax basis in such property, as if the distributed property had been sold to the distributee at its fair market value. Any taxable gains from sales of properties or distributions in kind may be offset by the Trust's net operating loss carryforwards, which at September 30, 1996 were approximately $10,200,000. Management of the Trust believes, based on its expectations concerning operations and dispositions of properties if the Trust proceeds with the Plan in fiscal year 1997, that the Trust will not incur federal income tax liability during fiscal year 1997 after application of available net operating loss carryforwards. However, if the Trust should sell any properties not currently under contract, then the Trust could have taxable income in excess of net operating loss carryforwards resulting in federal income tax liability.

         Because more than 50% of the Trust's shares are owned by five or fewer individuals, the Trust could be characterized as a "personal holding company" if at least 60% of its adjusted ordinary gross income consists of "personal holding company income" (basically passive income such as dividends, interest, royalties etc.). If the Trust were characterized as a personal holding company it would be subject to a special 39.6% tax on its undistributed personal holding company income.

         For purposes of the personal holding company test, rents are not considered personal holding company income if such rents constitute 50% or more of the Trust's adjusted ordinary gross income and if dividends exceeding a minimum threshold are distributed each year. Therefore, since rents constitute more than 50% of the Trust's income, if proceeds from property sales are distributed rather than reinvested, the Trust should avoid personal holding company characterization. However, if such sales proceeds are reinvested rather than distributed, then the reinvestment would need to be made with careful attention to the personal holding company rules in order to avoid the application of the personal holding company tax.

         TAX CONSEQUENCES TO THE SHAREHOLDERS. Provided that the Plan has received shareholder approval pursuant to Section 13.1 of the Declaration of Trust, distributions to shareholders pursuant to the Plan would, for federal income tax purposes, be treated as distributions in liquidation of the Trust. A shareholder would recognize gain or loss with respect to each Share held by the shareholder, measured by the difference between (i) the total amount of liquidating distributions, whether paid in cash, other property or a combination of both, and (ii) the shareholder's tax basis in the Share. If a shareholder holds two or more blocks of Shares having different tax bases, gain or loss would be computed separately with respect to each block of Shares.

         It is likely that more than one liquidating distribution would be made to shareholders pursuant to the Plan. If so, each distribution would be first applied against the adjusted tax basis of each Share held by a shareholder, and gain would be recognized with respect to a Share only after an amount equal to the adjusted tax basis of such Shares has been fully recovered. Any gain or loss recognized by a shareholder would be treated as capital gain or loss if the Shares are considered capital assets in the shareholder's hands, and would be long-term capital gain or loss if the Shares were held for more than a year prior to the receipt of the distribution. Any losses with respect to a Share may be recognized by a shareholder only after the Trust has made its final distribution or after the last substantial distribution is determinable with reasonable certainty.

         In the absence of an approved plan of liquidation, any distributions made to shareholders by the Trust from the sale of assets would be taxable as ordinary dividend income (rather than liquidating distributions), first to the extent of current earnings and profits and then to the extent of accumulated earnings and profits.

         Each shareholder is advised to consult his or her own tax advisor as to the particular federal, state and local tax consequences resulting to such shareholder from the Plan and transactions in connection therewith.

         LIQUIDATING TRUST. It is possible that a liquidating trust may be used to hold Trust properties remaining at the end of the three year liquidation period. Management of the Trust intends that, if a liquidating trust is created, it will qualify as a liquidating trust for federal income tax purposes. A distribution of the Trust's remaining assets to such a liquidating trust would be treated, for federal income tax purposes, as a distribution of such assets to the shareholders followed by a contribution by the shareholders of the assets to the liquidating trust. As a result, each shareholder would recognize gain or loss upon the transfer of assets to the liquidating trust based upon the value of the assets transferred, reduced by fixed liabilities assumed by the liquidating trust. The shareholders would be taxed on all income earned by the liquidating trust, whether or not such income is distributed. If a contingent liability of the Trust is paid by the liquidating trust in a taxable year subsequent to the liquidation, the payment of such liability would give rise to a capital loss to the shareholders.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of holders of two thirds of the outstanding Shares of Beneficial Interest of the Trust. Trustees of the Trust holding, directly or indirectly, approximately 70% of the outstanding Shares of Beneficial Interest of the Trust have agreed to vote their Shares in favor of the Plan.

            AMENDMENT TO DECLARATION OF TRUST CONCERNING LIQUIDATION

         The Board of Trustees has determined to submit for approval of the shareholders an amendment to the Declaration of Trust that, in the Board's view, will facilitate implementation of the Plan. The amendment is set forth on Exhibit A to this Proxy Statement.

         Under Section 13.1(b) of the Declaration of Trust as currently in effect, the Trustees may dispose of all or substantially all of the assets only if the terms of the transaction and the nature and amount of consideration are approved by the affirmative vote of holders of not less than a majority of Shares of Beneficial Interest of the Trust entitled to vote. See "Termination and Liquidation of the Trust -- Implementation of the Plan."

         Under the Plan, the Trustees expect to dispose of the Trust's real estate assets on a property-by-property basis. Section 13.1(b) as currently in effect would require the Trustees to seek the approval of the holders of a majority of the outstanding Shares of Beneficial Interest of the Trust prior to the sale of assets of the Trust that constitute "all or substantially all" of the Trust's assets. Application of this requirement to the Plan is difficult because the Plan contemplates not a bulk sale of all or substantially all of the Trust's assets, but a series of sales on a property-by-property basis. As individual properties are sold and the real estate assets held by the Trust decrease, the effect of the provision may be to require the Trustees to obtain shareholder approval of sales of the last property or properties held by the Trust. It is likely that such a requirement would materially hinder the Trustees' ability to dispose of such property or properties on economic terms favorable to the Trust. In acknowledgment of the foregoing it is proposed that Section 13.1(b) be amended to eliminate the requirement for shareholder approval of any disposition in liquidation.

         Section 13.1(b), as proposed to be amended, would allow the Trustees to sell, exchange, transfer or otherwise dispose of any or all assets of the Trust in one or more transactions, which may or may not be related, without approval of the Trust's shareholders. Disposition of assets will be approved by the Trustees applying their business judgment to determine whether the sale is in the best interest of the Trust and the shareholders. The Trustees have not established guidelines or criteria to make such determination. The Declaration of Trust would continue to (i) prohibit the sale of Trust assets, directly or indirectly, to Trustees, officers or employees of the Trust or its affiliates and (ii) require that sales of assets to Affiliates (as defined in the Declaration of Trust) of Trustees, officers or employees of the Trust be approved by disinterested Trustees.

         Pursuant to Section 13.1 of the Declaration of Trust, approval of the amendment to the Declaration of Trust set forth on Exhibit A requires the affirmative vote of holders of two thirds of the Shares of Beneficial Interest then outstanding.

                      RATIFICATION OF EMPLOYMENT AGREEMENT

         In connection with the adoption of the Plan by the Board of Trustees, the Compensation Committee of the Board of Trustees has approved the Amended and Restated Employment Agreement, effective as of September 1, 1996, between the Trust and Mr. Kikol (the "Employment Agreement"), subject to the approval of the Trust's shareholders. The Employment Agreement amends and completely restates the terms of Mr. Kikol's employment as President of the Trust as formerly set forth in an Amended and Restated Employment Agreement dated as of January 1, 1993 between Mr. Kikol and the Trust.

PURPOSE

         The Trust entered into the Employment Agreement in order to induce Mr. Kikol to remain as President to implement and oversee execution of the Plan or other process of obtaining liquidity for the shareholders of the Trust, and to provide incentive to Mr. Kikol to maximize the liquidating distributions to shareholders of the Trust by tying his compensation to the aggregate amount of such distributions.

SALARY, BONUS AND OTHER COMPENSATION

         The Employment Agreement provides that the Trust will pay Mr. Kikol a base salary, from the date of effectiveness of the Employment Agreement through December 31, 1996, at a rate of $135,000 per year payable in semi-monthly installments, plus a bonus of $47,000 payable on December 1, 1996. After December 31, 1996, Mr. Kikol's base salary will be paid by the Trust at a rate of $182,000 per year in semi-monthly installments.

         Under the Employment Agreement, Mr. Kikol waived all rights to unexercised stock options to purchase Shares of Beneficial Interest of the Trust granted to him under the Trust's 1992 Incentive Stock Option Plan. In lieu of such options, the Trust will pay to Mr. Kikol amounts based upon the liquidating distributions to the Trust's shareholders from time to time (the "Payments"), including a gross up amount (the "Gross Up Amount") that, when added to the Payments, will allow Mr. Kikol to retain a net amount after payment of all federal, state and local income taxes equal to the net amount of the Payments. The Payments and Gross Up Amount will be paid to Mr. Kikol at the same time as liquidating distributions are made to shareholders. The Payments are designed to compensate Mr. Kikol in amounts similar to the liquidating distributions that he would receive if he exercised the options prior to such distributions. The Payments would be net of the exercise price of the respective options, and the Gross

Up Amount would be paid in recognition of the fact that Mr. Kikol would have been able to apply capital loss carryforwards to any capital gains he would recognize on the sale of Shares of Beneficial Interest acquired through exercise of the incentive stock options. The Trust believes that it will not be economically disadvantaged by payment of the Gross Up Amount because the Trust expects to be able to deduct for federal income tax purposes the full amount of Payments and the Gross Up Amount, whereas it would not be entitled to any deduction upon the exercise of incentive stock options.

INCENTIVE COMPENSATION PROGRAM

         The Employment Agreement also provides for participation by Mr. Kikol in an incentive compensation program for officers of the Trust (the "Incentive Compensation Program"). Under the Incentive Compensation Program, an incentive compensation pool is created for distribution to certain key employees. The amount to be allocated to the pool is calculated based on amounts otherwise available to be paid by the Trust as liquidating distributions to its shareholders. The amount allocated to the pool will be the sum of: (a) 10% of all amounts otherwise available for distribution between $4.75 and $5.50 per Share; and (b) 15% of all amounts otherwise available for distribution in excess of $5.50 per Share. For purposes of computing the amount payable to the pool, liquidating distributions when made are reduced to their present value amount as of January 1, 1997 using a discount rate of 10%. The amounts will be allocable to the pool and available for distribution to the key employees at the same time, and from time to time, as liquidating distributions are made to shareholders. Mr. Kikol is entitled to receive not less than 80% of amounts distributed from the pool.

         If the Trust continues to hold properties at the end of the Liquidation Period, the value of such properties will be considered a deemed distribution to shareholders as of the end of the Liquidation Period in order to complete the determination of all present valued liquidating distributions made during the liquidation process. The Trust will then have the option of (i) allocating to the pool an amount based on the deemed distribution of unsold properties (reduced to a present value number and based on the 10%/15% formula described above) or (ii) making an in kind allocation to the pool of an ownership interest in the remaining unsold properties equal in value to the amount described in
(i).

         If Mr. Kikol is terminated by the Trust (a) during 1998 and he has failed to sell at least three Trust properties before the end of calendar year 1997 or (b) during 1999 or thereafter and he has failed to sell at least three Trust properties during calendar year 1998, Mr. Kikol is entitled to an immediate cash payment of $250,000 in lieu of any participation in the pool. If Mr. Kikol's employment is terminated during 1997 or during the periods indicated above and he has not failed to sell the required number of Trust properties as described above, Mr. Kikol will be entitled to payments from the pool when pool distributions are made, as if his employment had not been terminated. Mr. Kikol will have this same entitlement if he voluntarily terminates his employment because of a material change in his duties. If Mr. Kikol's employment is terminated because of his death or disability and prior to such death or disability the present valued liquidating distributions paid and payable from the proceeds of sales of Trust properties equaled or exceeded $4.75 per share, he or his personal representative, as the case may be, will be entitled to receive distributions from the pool to the extent that prior pool distributions have not taken into account such present valued liquidating distributions. If Mr. Kikol is terminated for misappropriation of Trust funds or property in the amount of $25,000 or more, or if he voluntarily terminates his employment with the Trust other than because of a material change in his duties, he forfeits any right to payment from the pool.

CERTAIN BENEFITS

         The Employment Agreement provides for the continuation of certain plan benefits currently provided to Mr. Kikol, including health and accident insurance, retirement, group life insurance and similar plan benefits. Mr. Kikol also is entitled to payment or reimbursement of business expenses, the use of an automobile, the payment of club dues and the payment of premiums on an insurance policy on his life.

TERMINATION OF AGREEMENT

         The Employment Agreement may be terminated by either the Trust or Mr. Kikol at any time and for any reason without prior notice to the other. If terminated (i) by the Trust (except on the grounds of Mr. Kikol's misappropriation of Trust funds or property) or (ii) by the death or disability of Mr. Kikol or (iii) by Mr. Kikol because of a material change in his duties, the Employment Agreement provides for a severance payment to Mr. Kikol in the amount of $546,000. Completion of the liquidation process would constitute a material change in Mr. Kikol's duties, entitling him to receive the full amount of the severance payment at that time. Such severance payment will be paid only if Mr. Kikol delivers to the Trust, prior to such payment, a release of all claims against the Trust. The Employment Agreement automatically terminates upon the death or disability of Mr. Kikol. This severance payment is in addition to any payment to which Mr. Kikol may be entitled under the Incentive Compensation Program described above.

PAYMENT OF LEGAL FEES

         The Employment Agreement provides for the payment of Mr. Kikol's legal fees and expenses under certain circumstances, including the failure of the Trust to comply with its obligations under the Employment Agreement or in the event that the Trust or any other person takes action to declare the Employment Agreement void and unenforceable or institutes litigation to deny or recover from Mr. Kikol the benefits intended to be provided under the Employment Agreement.

EXCISE TAX GROSS UP PAYMENT

         If amounts payable to Mr. Kikol under the Employment Agreement become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, he is entitled to a gross up payment such that, after the payment of the excise tax and any federal, state or local income taxes on such gross up payment, he retains a net amount equal to the amount he would have retained from payments under the Employment Agreement had the excise tax not been applicable.

MANAGEMENT AGREEMENT

         The Employment Agreement provides that, if so requested by the Trust by means of 90 days advance written notice, Mr. Kikol will manage the remaining unsold properties of the Trust, if any, upon completion of the liquidation process, for an annual management fee equal to five percent of the "gross property income" of such properties (i.e., gross rental receipts without reduction for customary on-site expenses or reasonable travel expenses related to such property) pursuant to a separate management agreement. Mr. Kikol's duties under such an agreement would be, among others, to attend to routine operational obligations associated with property management, administrative matters, investor relations and public company duties. All salary and benefits payable to Mr. Kikol under the Employment Agreement (other than those which become payable prior to its termination) will cease at the commencement of the term of the management agreement. Either party may terminate such management services upon 90 days advance written notice to the other.

REQUIRED VOTE

         Ratification of the adoption by the Board of Trustees of the Employment Agreement requires the affirmative vote of holders of a majority of Shares of Beneficial Interest represented at the meeting. Such ratification is assured because Trustees of the Trust holding, directly or indirectly, approximately 70% of the outstanding Shares of Beneficial Interest of the Trust have agreed to vote their Shares in favor of ratification of the Employment Agreement.

                              ELECTION OF TRUSTEES

         Unless authorization is withheld, it is intended that proxies received will be voted in favor of electing as Trustees the five nominees named in the following table to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All nominees currently are members of the Board of Trustees. No nominee is related to any other nominee or Trustee. The election of each nominee requires the affirmative vote of a majority of the Shares of Beneficial Interest represented at the meeting. Should any nominee decline or be unable to accept nomination or to serve as a Trustee, events that the Board of Trustees does not now anticipate, the proxies will be voted for the election of such other person, if any, as the Board of Trustees may recommend.

         Based upon information received from the respective Trustees as of March 14, 1997, the following information with respect to each person is furnished:

                                             POSITION(S) WITH THE TRUST,
                                           PRINCIPAL OCCUPATION, BUSINESS
NAME (AGE) OF TRUSTEE                    EXPERIENCE AND OTHER DIRECTORSHIPS
---------------------                    ----------------------------------
Howard Amster
(49)(a)                                 Trustee of the Trust since December,
                                        1992; Investment Consultant with Everen
                                        Securities, Inc. (securities,
                                        investments), Director of Astrex, Inc.
                                        (distributor of electronic components).

Robert H. Kanner
(49)(b)                                 Trustee of the Trust since December,
                                        1992; President, Chairman and a Director of Pubco Corporation (computer printer supplies, manufacturing, and specialty construction products). Until June 27,
                                        1996, President, Chairman and a Director of Bobbie Brooks, Incorporated and
                                        Chairman and a Director of Aspen Imaging
                                        International, Inc., which companies
                                        were merged into Pubco Corporation on
                                        that date. Director of Riser Foods, Inc.
                                        (food distribution).

John C. Kikol
(53)                                    Trustee of the Trust since 1982;
                                        President of the Trust since 1974;
                                        Chairman of the Trust since February,
                                        1995.

Leighton A. Rosenthal
(81)(c)                                 Trustee of the Trust since October,
                                        1991; President LARS Aviation, Inc.
                                        (private aircraft charters), Cleveland,
                                        Ohio.

John D. Weil
(56)(d)                                 Trustee of the Trust since June, 1991;
                                        President Clayton Management Co.
                                        (bookkeeping and investment management
                                        services), St. Louis, Missouri. Director of Cliffs Drilling (oil service),
                                        Oglebay Norton Company (lake shipping,
                                        mining and manufacturing), Physicians
                                        Insurance Company of Ohio (medical
                                        malpractice insurance) and Todd
                                        Shipyards, Inc. (ship building and
                                        repair company).

-----------------------
(a) Chairman of the Audit Committee, which met twice during the fiscal year ended September 30, 1996. The Audit Committee is responsible for evaluating the services performed by the Trust's independent auditor, the budget for those services and, with the Management of the Trust, the Trust's allowance for possible investment losses.

(b) Chairman of Investment Committee, which met once during the fiscal year ended September 30, 1996. The Investment Committee is responsible for evaluating potential investments by the Trust.

(c) Chairman of the Nominating Committee, which met once during the fiscal year ended September 30, 1996. The Nominating Committee is responsible for reviewing the qualifications of prospective Trustees. The Nominating Committee will consider individuals recommended by shareholders for election at the 1998 Annual Meeting of Shareholders, if any, provided such recommendations are received in writing by September 16, 1997.

(d) Chairman of Compensation Committee, which met once during the fiscal year ended September 30, 1996. The Compensation Committee is responsible for reviewing the remuneration of Trustees and executive officers.

         Each Trustee is a member of all of the Committees of the Trust, except that Mr. Kikol does not serve on the Compensation Committee.

         Except as otherwise indicated in the above table, each Trustee has had the principal occupation or former occupation indicated for more than five years.

         During the fiscal year ended September 30, 1996, there were four regular meetings and one special meeting of the Board of Trustees. Each Trustee other than Mr. Rosenthal attended at least 75% of the total number of Board meetings and of meetings held by all committees of the Board on which he served. In addition, the Board of Trustees regularly schedules informal workshop sessions to review and discuss Trust business.

                             EXECUTIVE COMPENSATION
                   SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation awarded to, earned by or paid to the Chairman, President and Chief Executive Officer of the Trust, who was the only executive officer of the Trust whose total salary and bonus exceeded $100,000 for fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                           LONG-TERM
                                                          COMPENSATION
          NAME AND        FISCAL                          -------------       ALL OTHER
          PRINCIPAL        YEAR     SALARY      BONUSES      OPTIONS        COMPENSATION
          POSITION        ENDED       $           $        GRANTED (1)          $(2)
          --------         -----      -           -        -----------          ----

John C. Kikol             9/30/96    $135,000   $47,000        --              $15,151
  Chairman, President     9/30/95     135,000    47,000        3,000           $13,197
  & Chief Executive       9/30/94     134,872    22,500       15,000             8,915
  Officer

----------------------

(1)      Mr. Kikol agreed to waive all rights with respect to options  granted  under the Trust's 1992 Stock Option
         Plan in the Amended and Restated Employment  Agreement,  dated as of September 24, 1996, between the Trust and Mr. Kikol. See "Ratification of Employment Agreement."

(2) For fiscal 1996, represents the premium paid ($2,400) by the Trust for a "key man" insurance policy for the benefit of the Chief Executive Officer and his designated heirs and pension plan contribution ($12,751) for the Chief Executive Officer.

                              EMPLOYMENT AGREEMENT

         Effective as of January 1, 1993, the Trust entered into an Amended and Restated Employment Agreement (the "Agreement") with John C. Kikol, the Chief Executive Officer of the Trust. The Agreement obligated the Trust to pay the Chief Executive Officer an annual base salary, subject to increase at the discretion of the Board. The Agreement also provided for an annual incentive cash bonus to the Chief Executive Officer based upon financial goals to be established by the Trust's Compensation Committee. Either the Trust or the Chief Executive Officer had the right to terminate the Agreement at any time, for any reason, without any prior notice to the other; however, in the event of the Trust's termination of the Chief Executive Officer, or a material change in the Chief Executive Officer's duties (other than for termination for a felony conviction as described in the Agreement), the Chief Executive Officer was entitled to a severance payment equal to the product of the Chief Executive Officer's base monthly salary plus one-twelfth of the officer's prior year's incentive cash bonus multiplied by a factor of 1.5 times the number of years the Chief Executive Officer was employed by the Trust or its previous Adviser, up to a maximum factor of thirty-six. Had the Trust elected to terminate the Chief Executive Officer as of December 31, 1996, the Trust would have been obligated to pay Mr. Kikol the sum of $546,000 as a severance payment under the Agreement. Notwithstanding the foregoing, in the event the Chief Executive Officer refused to accept a transfer to a location outside the Cleveland area where the Trust has a substantial investment, the Trust's obligation for severance payment set forth above would be reduced to 50% of the above maximum severance payment. The Agreement also contained certain other provisions customary in executive compensation and employment agreements.

         The terms of Mr. Kikol's employment with the Trust were amended and completely restated by the Amended and Restated Employment Agreement, dated as of September 24, 1996, between the Trust and Mr. Kikol (the "Employment Agreement"). The Employment Agreement will be deemed to have become effective September 1, 1996, provided that the shareholders of the Trust approve the Employment Agreement. See "Termination and Liquidation of the Trust" and "Ratification of Employment Agreement."

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Trust's Board of Trustees has delegated to the Compensation Committee the responsibility to implement a short-term and long-term compensation program for the Trust's executive officers. The Committee consists of all Trustees with the exception of Mr. Kikol.

         The Trust's executive compensation program as in effect prior to September 1, 1996 was designed to attract, motivate, and retain highly qualified executive officers that are dedicated to the short-term and long-term success of the Trust. An important objective of the compensation program was to integrate the compensation of the executive officers with the performance of the Trust. Subject to the terms of the Agreement dated January 1, 1993 between the Trust and the Chief Executive Officer ("CEO"), the Compensation Committee reviewed annually the compensation of the CEO and subjectively evaluated his performance in determining any possible adjustments to compensation. The Compensation Committee also reviewed the recommendations of the CEO as to the base salary of the other executive officers. For fiscal 1996 the Compensation Committee paid bonuses to all employees of the Trust including Mr. Kikol which were comparable to the actual sums distributed as bonuses to employees for fiscal 1995. The determination of bonuses is subjective, but the principal factor considered by the Compensation Committee is the performance by the Trust in Funds from Operations.

         Prior to September 1, 1996 executive compensation also included the annual consideration of stock option grants as a long-term incentive to the officers. During fiscal 1996 no grants of stock options were made to officers of the Trust.

         On September 24, 1996 at a Special Meeting of the Board of Trustees, the Trustees unanimously voted to recommend that a proposal to approve a plan of termination and liquidation of the Trust be submitted to the shareholders of the Trust for approval at the 1997 Annual Shareholders Meeting, or that the Trust properties be otherwise disposed of in a merger, consolidation or similar transaction (the "Liquidation Process"). As a result, the Board authorized the Compensation Committee to revise all of the Trust's existing employment agreements to provide for new incentives to retain the Trust's key employees during the Liquidation Process in order to maximize the amount of liquidating distributions to the shareholders, which the Board concluded would be in the best interest of all the shareholders. Accordingly, the Trust's existing employment agreements were modified and the following compensation benefits were approved by the Compensation Committee subject to approval of the Liquidation Process by the Trust's shareholders:

         (i) each officer will receive a performance bonus for fiscal 1996, based on the current incentive bonus compensation program;

         (ii) effective January 1, 1997, the base compensation due each officer will be increased to include the fiscal 1996 performance bonus, which will be payable in semi-monthly installments during the Liquidation Process;

         (iii) in return for each officer waiving all rights with respect to unexercised existing stock options under the Trust's 1992 Stock Option Plan, the Trust will make additional compensation payments to the officer in an amount by which all future liquidation distributions on a per share basis exceed the officer's original option price. In addition to the payments in lieu of options, the Trust shall also pay to the officer a "tax gross up amount" which is based on the difference between the ordinary income tax rate to which such payments will be subject for federal income tax purposes and the capital gains rate which could have applied for federal income tax purposes to the sale of Shares of Beneficial Interest acquired by exercise of stock options, with Mr. Kikol also to receive an amount to compensate him for an inability to utilize capital loss carryforwards from the disposition of other Shares of Beneficial Interest owned by Mr. Kikol to offset the income from the additional compensation payments; and

         (iv) an incentive compensation pool created primarily for Mr. Kikol's benefit that reflects all cash liquidation distributions of the Trust resulting from sales of the properties. The potential pool shall be determined by the timing and amount of cash which is available for the liquidating distributions, based upon the following formula:
                  (a) 10% of the present value of all distributions between $4.75 per share and $5.50; and (b) 15% of the present value of all distributions in excess of $5.50 per share. See "Ratification of Employment Agreement."

         The Employment Agreement between the Trust and Mr. Kikol will be effective September 1, 1996, provided that as conditions subsequent the Trust's shareholders approve the Employment Agreement and the Liquidation Process. Trustees of the Trust holding, directly or indirectly, approximately 70% of the shares outstanding have agreed to vote in favor of the proposals to approve the Amended Agreement and the Liquidation Process.

                             Compensation Committee

John Weil, Chairman                                   Robert H. Kanner, Member

Howard Amster, Member                                 Leighton Rosenthal, Member

                             PERFORMANCE COMPARISON

         The following graph represents the return that would have been realized by an investor assuming an investment of $100.00 on October 1, 1991 and assuming that any distributions were reinvested through fiscal year ended September 30, 1996.

                                           COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                                                  CTRI VS NASDAQ COMPOSITE INDEX
                                               VS NAREIT ALL REIT TOTAL RETURN INDEX

[GRAPHIC OMITTED]

                                9/30/91       9/30/92       9/30/93       9/30/94      9/30/95     9/30/96
NASDAQ                            100           111           145           145          198           233
CTRI                              100           84            139           117          159           198
NAREIT                            100           113           148           142          158           191


The Trust believes the information provided in the above performance graph has only limited relevance to an understanding of the Trust's compensation policies during the indicated period as the Trust believes that the graph does not reflect all matters appropriately considered by the Trust in developing its compensation strategy.

                              TRUSTEE COMPENSATION

         The Trust compensates all Trustees (other than Mr. Kikol, who does not receive fees for service as a Trustee) at a rate of $8,000 per annum which is paid in quarterly installments of $2,000, said sum being in lieu of all meeting and other fees. In addition, all Trustees are reimbursed for actual expenses incurred in connection with meetings attended or extended services provided.

                                  ANNUAL REPORT

         The Trust's Annual Report to Shareholders for its fiscal year ended September 30, 1996, including financial statements, is being mailed to shareholders herewith.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP ("Ernst & Young") has been appointed as the Trust's independent auditors for the fiscal year ending September 30, 1997 pursuant to the recommendation of the Audit Committee of the Board of Trustees. Ernst & Young has served as the Trust's independent auditors since the Trust was formed in 1971. A representative of Ernst & Young is expected to be present at the Annual Meeting with an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions with respect to that firm's examination of the Trust's financial statements and records for the fiscal year ended September 30, 1996.

                              SHAREHOLDER PROPOSALS

         The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 1998 Annual Meeting of Shareholders is December 30, 1997.

                               GENERAL INFORMATION

         The cost of soliciting proxies on behalf of the Board of Trustees will be paid by the Trust. Solicitations may be made by personal interview, mail, telegram or telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Trust may reimburse them for their expenses in so doing. Also, officers of the Trust, as yet undesignated, may request the return of proxies by telephone, telegram or in person.

         Financial and other reports will be submitted at the meeting, but it is not intended that any action will be taken with respect to approval of the matters referred to in those reports. Shares represented by properly executed proxy cards will be voted as specified. It is intended that shares represented by proxies on which no specification has been made will be voted for the election of the nominees for Trustee named herein or such substitute nominees as the Board of Trustees may designate and for the proposals described in this Proxy Statement. Shares of Beneficial Interest as to which authority to vote is withheld and broker non-votes will be counted as present for quorum purposes. For purposes of the election of Trustees, Shares of Beneficial Interest as to which authority to vote is withheld with respect to any Trustee will have the same effect as a vote against the Trustee, and broker non-votes will not be counted and thus will have no effect. For purposes of the proposals to approve the Plan and amendments to the Declaration of Trust, abstentions and broker non-votes will have the same effect as votes cast against the proposal. For purposes of the proposal to ratify the Amended Agreement, abstentions will have the same effect as votes cast against the proposal and broker non-votes will not be counted and will have no effect.

                      INCLUSION OF CERTAIN OTHER DOCUMENTS

         The Trust's Annual Report on Form 10-K for the fiscal year ending September 30, 1996 (the "1996 Form 10-K") and the Trust's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996 (the "Form 10-Q") have been filed under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, and are delivered to shareholders of the Trust herewith as part of this Proxy Statement.

                                  OTHER MATTERS

         The Board of Trustees is not aware that any other matters will be brought before the meeting for action, but if any other matters shall properly come before the meeting it is intended that the persons authorized under proxies solicited on behalf of the Board of Trustees may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                                           By Order of the Board of Trustees

                                           CLEVETRUST REALTY INVESTORS

                                           Raymond C. Novinc

                                           Secretary



                                    IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                    EXHIBIT A

           PROPOSED AMENDMENT TO SECTION 13.1 OF DECLARATION OF TRUST

         Section 13.1(b) shall be amended to read in its entirety as follows:

         The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business, including but not limited to the transfer of Trust Property to a liquidating trust or similar entity.

                     PROXY - CLEVETRUST REALTY INVESTORS


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


        John C. Kikol and Raymond C. Novinc, and each of them, with full power of substitution, are hereby authorized to represent and to vote as designated on the reverse side of this proxy card the shares of the undersigned at the Annual Meeting of Shareholders of CleveTrust Realty Investors, to be held on February 25, 1997 and at any adjournment:


                         (PLEASE READ REVERSE SIDE.)

--------------------------------------------------------------------------------

        PLEASE MARK YOUR
A  X    VOTES AS IN THIS
  ---   EXAMPLE.
                 FOR all nominees                   WITHHOLD
                 listed at right (except            AUTHORITY
                 as indicated to the       to vote for all nominees
                 contrary below.)               listed at right

  4.  Election of     [   ]                         [   ]           NOMINEES:   Howard Amster
      Trustees for                                                              Robert H. Kanner
      the terms of                                                              John C. Kikol
      office specified in the Proxy Statement.                                  Leighton A. Rosenthal
                                                                                John D. Weil

(INSTRUCTIONS:  To withhold authority to vote for any
individual at right ??? that nominee's name in the space
below.)
------------------------------------

                                                         FOR            AGAINST         ABSTAIN

1.      Proposal to approve a plan or termination        [   ]           [   ]           [    ]
        and liquidation of the Trust as specified
        in the Proxy Statement.
                                                         [   ]           [   ]           [    ]
2.      Proposal to approve an amendment to
        the Declaration of Trust as specified in
        the Proxy Statement.

3.      Proposal to ratify the Amended and               [   ]           [   ]           [    ]
        Restated Employment Agreement dated
        as of September 24, 1996, between the
        Trust and John C. Kikol, President of
        the Trust.

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjourn-ment or adjournments thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES
LISTED HEREON AND FOR PROPOSALS 2, 3, AND 4.

PLEASE DATE AND SIGN PROXY EXACTLY AS NAME APPEARS ON THIS
CARD AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.  NO
POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


SIGNATURE                       Date                                      Date
         ----------------------     ---------  --------------------------     ----------
                                               SIGNATURE IF HELD JOINTLY

NOTE:  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If signer is a corporation, please sign in the full corporation name by duly authorized officer or officers.

-----------------------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 10-Q

(Mark One)

 X     QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
For the quarterly period ended          December 31, 1996

                                       OR

____ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________________ to _______________________

                          Commission File Number 0-5641

                           CLEVETRUST REALTY INVESTORS
             (Exact name of registrant as specified in its charter)

       Massachusetts                                   34-1085584
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

     2001 Crocker Road, Suite 400
          Westlake, Ohio                                   44145
(Address of Principal Executive Offices)                 (Zip Code)
                                 (216) 899-0909
              (Registrant's telephone number, including area code)

                                 Not Applicable
 Former name, former address and former fiscal year if changed since last report

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days. Yes X   No
                                       ---    ---

Shares of Beneficial Interest Outstanding at February 7, 1997:  5,136,616

                           CLEVETRUST REALTY INVESTORS

                                      INDEX






Number                                                                         Page

PART I.  FINANCIAL INFORMATION:

         Item 1.  Financial Statements

                  Statement of Financial Condition
                      -- December 31, 1996 and September 30, 1996                3

                  Statement of Operations
                      -- Three Months ended December 31, 1996 and 1995           4

                  Statement of Cash Flows
                      -- Three Months ended December 31, 1996 and 1995           5

                  Notes to Financial Statements                                  6

         Item 2.  Management's Discussion and Analysis of Financial Condition
                      and Results of Operations                                  8


PART II.   OTHER INFORMATION

         Item 1.  Legal Proceedings                                              9

         Item 2.  Changes in Securities                                          9

         Item 3.  Defaults upon Senior Securities                                9

         Item 4.  Submission of Matters to a Vote of Security Holders            9

         Item 5.  Other Information                                              9

         Item 6.  Exhibits and Reports on Form 8-K                               9


CLEVETRUST REALTY INVESTORS
STATEMENT OF FINANCIAL CONDITION



                                                      DECEMBER 31, 1996   SEPTEMBER 30, 1996
                                                      -----------------   ------------------
                                                                  (in thousands)

ASSETS
----------------------------
Invested assets - NOTE B:
  Properties held for sale                                       40,800        42,203
  Valuation reserve                                               3,307         3,307
                                                               --------      --------
                                                                 37,493        38,896

  Real estate mortgage loans                                         82           119
                                                               --------      --------
                                                                 37,575        39,015

Cash and cash equivalents                                         1,082         1,490
Other assets                                                      1,317         3,347
                                                               --------      --------

                                              TOTAL ASSETS     $ 39,974      $ 43,852
                                                               ========      ========


LIABILITIES
----------------------------

Mortgage notes payable - NOTE C                                $  8,301      $  9,563
Bank notes payable - NOTE D                                       6,000         9,800
Accrued interest on notes payable                                     6            14
Accrued expenses and other liabilities                            2,273         1,975
                                                               --------      --------

                                         TOTAL LIABILITIES       16,580        21,352

SHAREHOLDERS' EQUITY

Shares of Beneficial Interest, par value $1 per Share:
    Authorized -- Unlimited
    Issued and outstanding shares
    (12/31/96 - 5,136,616; 9/30/96 - 5,179,143)                   5,137         5,179
Additional paid-in capital                                       38,690        38,850
Accumulated deficit                                             (20,433)      (21,529)
                                                               --------      --------
                                      SHAREHOLDERS' EQUITY       23,394        22,500
                                                               --------      --------

                TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 39,974      $ 43,852
                                                               ========      ========

See notes to financial statements.

CLEVETRUST REALTY INVESTORS
STATEMENT OF OPERATIONS

The following statement of operations of CleveTrust Realty Investors for the three-month periods ended December 31, 1996 and 1995, respectively, is unaudited, but in the opinion of management includes all adjustments necessary to present fairly the results of operations. All such adjustments were of a normal, recurring nature. The results of operations for the three-month period ended December 31, 1996 are not necessarily indicative of the results of operations for succeeding periods.




                                                           Three Months Ended
                                                      ----------------------------
                                                       12/31/96         12/31/95
                                                      ------------     -----------
                                                   (in thousands, except per share data)

INCOME
---------------------------------------

Real estate operations:
  Rental Income                                           $2,492          $2,567

  Less:  Real estate operating expenses                    1,106           1,252
  Less:  Depreciation expense                                  0             450
                                                          ------          ------
                                                           1,106           1,702
                                                          ------          ------
Income from real estate operations                         1,386             865
Interest income                                               20               8
Dividend income                                                0              61
Other                                                          2               2
                                                          ------          ------
                                                           1,408             936

EXPENSES
---------------------------------------
Interest:
  Mortgage notes payable                                     184             222
  Bank notes payable                                         168             188
                                                          ------          ------
                                                             352             410
General and administrative - NOTE E                          536             195
                                                          ------          ------
                                                             888             605
                                                          ------          ------

                       OPERATING INCOME                      520             331
Gains on sales of real estate - NOTE B                       576               0
                                                          ------          ------

                             NET INCOME                   $1,096            $331
                                                          ======          ======

Per Share of Beneficial Interest - NOTE F:
  Operating income                                          0.10            0.06
  Gains on sales of real estate                             0.11            0.00
                                                          ------          ------
                     NET INCOME PER SHARE                  $0.21           $0.06
                                                          ======          ======

Weighted Average Number of Shares of
  Beneficial Interest Outstanding                          5,143           5,217
                                                          ======          ======

See notes to financial statements.

CLEVETRUST REALTY INVESTORS
STATEMENT OF CASH FLOWS


                                                                                     Three Months Ended
                                                                               ------------------------------
                                                                                 12/31/96         12/31/95
                                                                               -------------     ------------
                                                                                        (in thousands)

CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                                                          $1,096              $331
Non-cash revenues and expenses included in income:
  Depreciation expense                                                                   0               450
  Decrease (increase) in other assets                                                2,030               (25)
  (Decrease) increase in accrued interest on notes payable                              (8)               11
  Increase (decrease) in accrued expenses and other liabilities                        298               (34)
Reconciliation to net cash flow from operating activities:
  Gains on sales of real estate                                                       (576)                0
                                                                                   -------           -------
                                      Cash Flow From Operating Activities            2,840               733

CASH FLOW FROM INVESTING ACTIVITIES:
Equity investments:
  Improvements to existing properties                                                 (373)             (236)
  Proceeds from properties sold                                                      2,351                 0
  (Increase) in investments in securities                                                0            (2,057)
Real estate mortgage loan repayments                                                    37                87
                                                                                   -------           -------
                           Cash Flow (Used in) From Investing Activities             2,015            (2,206)

CASH FLOW FROM FINANCING ACTIVITIES:
Mortgage notes payable:
  Principal borrowings                                                                   0               500
  Principal amortization payments                                                      (53)              (45)
  Principal repayments                                                              (1,208)                0
Bank notes payable:
  Borrowings                                                                             0             2,000
  Repayments                                                                        (3,800)                0
Shares repurchased and subsequently retired                                           (202)             (174)
Distributions to shareholders                                                            0              (209)
                                                                                   -------           -------
                           Cash Flow (Used In) From Financing Activities            (5,263)            2,072
                                                                                   -------           -------

(Decrease) increase in cash and short-term investments                                (408)              599
Balance at beginning of year                                                         1,490               188
                                                                                   -------           -------

Balance at end of period                                                            $1,082              $787
                                                                                   =======           =======

See notes to financial statements.

                           CLEVETRUST REALTY INVESTORS
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996


NOTE A - INCOME TAXES

The Trust had no income tax expense for the three month period ended December 31, 1995 or for the fiscal year ended September 30, 1996. The Trust had no income tax expense for the three month period ended December 31, 1996 and it expects to have no income tax expense for the fiscal year ended September 30, 1997.

The Trust had a net deferred tax asset position at December 31, 1995 and September 30, 1996 of approximately $2,455,000 and $2,567,000, respectively. The Trust maintains a valuation reserve equal to its net deferred tax asset as there is doubt as to whether the net deferred tax will be realized.

NOTE B - INVESTED ASSETS

In accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of," the Trust's properties are reported in the Trust's financial statements at the lower of carrying value or estimated fair value, less cost to sell. The Trust reviews long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. On September 24, 1996 the Trustees of the Trust unanimously voted to recommend a Plan for the Orderly Liquidation of the Trust (the "Plan"). The Plan, as proposed, would involve the sale of the Trust's properties during a period of approximately three years. Based on the announcement the Trust has reclassified all of its properties at September 30, 1996, in accordance with SFAS No. 121, to Properties Held for Sale. Additionally, because the Trust has classified all properties as properties held for sale the Trust stopped recording depreciation as of October 1, 1996. A review of the carrying value of all the properties at September 30, 1996 determined that four properties had a carrying value higher than the estimated fair value, less cost to sell. Therefore, a valuation reserve, which totals $3,307,000, was established for these four properties to lower their carrying value to their estimated fair value, less cost to sell. A review at December 31, 1996 determined that there has been no significant change to any of the properties, and, therefore, no change in the valuation reserve was required.

On October 7, 1996 the Trust completed a $2,450,000 sale of the Littleton Bank Building located in Littleton, Colorado. This sale resulted in a gain of approximately $563,000. Additionally, on December 30, 1996 the Trust completed a $20,000 sale of a .23 acre land parcel located in Dubuque, Iowa. This sale resulted in a gain of approximately $13,000.

NOTE C - MORTGAGE NOTES PAYABLE

In connection with the October 7, 1996 sale of the Littleton Bank Building, referenced in Note B above, the Trust repaid in full, the $1,208,000 first mortgage loan, which was secured by the Littleton Bank Building.

                           CLEVETRUST REALTY INVESTORS
                   NOTES TO FINANCIAL STATEMENTS - (Continued)

NOTE D - BANK NOTES PAYABLE

The Trust has a revolving line of credit ("1994 Credit") issued by National City Bank of Cleveland ("NCB") and Manufacturer's and Traders Trust Company of Buffalo, New York ("M&T"), which was signed effective November 30, 1994. The 1994 Credit is for up to $25,000,000 (but is limited by the value of the collateral provided). Of this amount a maximum of $15,000,000 is currently available and $10,000,000 will be available upon payment of an activation fee of 3/4 of 1% on the $10,000,000. Interest will be at either i) 1/4 of 1% over the prime rate; ii) 250 basis points over the LIBOR rate; or iii) NCB's fixed interest rate available from time to time. Additionally, a commitment fee of 3/8 of 1% is due on any funds available but not borrowed. The initial term was for three years. Each year the lenders will review the 1994 Credit with the right to extend it for one additional year. The lenders have extended the 1994 Credit through March 1, 1999. At December 31, 1996 the outstanding balance was $6,000,000. At September 30, 1996 the outstanding balance was $9,800,000. The 1994 Credit is secured by certain of the Trust's real estate and contains certain covenants including a covenant for a minimum shareholders' equity. At December 31, 1996 the amount of shareholders' equity free from such restrictions was approximately $3,394,000.

NOTE E - GENERAL AND ADMINISTRATIVE EXPENSES

Included in the general and administrative expenses for the quarter ended December 31, 1996 was $74,000 of expenses related to the Plan for the liquidation of the Trust. Additionally, in connection with the Plan, the Trust would make severance payments to the officers and employees of the Trust upon their termination. The defined obligation totals $1,247,000. Certain other severance payments will be made depending on the Trust's ability to achieve defined distributions to the shareholders. The Trust is accruing the defined severance obligations over a period of one year, with the exception of Mr. Kikol's severance which is being accrued over an eighteen month period. Therefore, $266,000 of these defined employee severance payments was accrued and expensed during the quarter ended December 31, 1996.

NOTE F - NET INCOME PER SHARE

Net income per Share of Beneficial Interest has been computed using the weighted average number of Shares of Beneficial Interest outstanding each period.

NOTE G - SUBSEQUENT EVENTS

On January 21, 1997 the Trust completed a $5,950,000 sale of the Warren Plaza Shopping Center located in Dubuque, Iowa. This sale resulted in a gain of approximately $1,726,000 which will be reported in the second quarter ended March 31, 1997. The net sales proceeds of approximately $5,870,000 together with available cash were used to repay in full the $6,000,000 balance of the 1994 Credit.

Effective February 6, 1997 the Trust terminated the 1994 Credit Agreement.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.


FINANCIAL CONDITION

At December 31, 1996 the Trust's Invested assets were comprised of properties held for sale, net of a $3,307,000 valuation reserve, of $37,493,000 and one real estate mortgage loan totaling $82,000. This compared with properties held for sale, net of a $3,307,000 valuation reserve, of $38,896,000 and two real estate mortgage loans totaling $119,000 at September 30, 1996. The change since year end was the net result of the Trust completing the October 7, 1996 sale of the Littleton Bank Building, located in Littleton, Colorado and the sale of a
 .23 acre land parcel located in Dubuque, Iowa, spending $373,000 on improvements to existing properties, and receiving $37,000 in real estate mortgage loan repayments. Other assets decreased $2,030,000 from September 30, 1996 to December 31, 1996. Of this amount $1,918,000 represents a receivable established by the Trust as due on its sale of securities in September, 1996, which funds were received by the Trust on October 1, 1996.

In connection with the October 7, 1996 sale of the Littleton Bank Building the Trust repaid the $1,209,000 first mortgage loan which was secured by that property. Also, the Trust reduced the bank notes payable by making paydowns totaling $3,800,000 on the 1994 Credit, primarily from the funds received in connection with the sale of securities in September, 1996 and the net proceeds from the sale of the Littleton Bank Building.

The $894,000 increase in shareholders' equity at December 31, 1996 from September 30, 1996 was the net effect of the Trust repurchasing and retiring 42,527 shares at a total cost of $202,000 and recording net income of $1,096,000.

RESULTS OF OPERATIONS

Income from real estate operations during the quarter ended December 31, 1996 increased $521,000 (60%) when compared to the quarter ended December 31, 1995. Rental income for the quarter ended December 31, 1996 decreased $75,000 (3%) compared to the quarter ended December 31, 1995. Real estate operating expenses decreased $146,000 (12%) in the three months ended December 31, 1996 versus 1995. The decline in rental income and real estate operating expenses was primarily due to the sale of the European Crossroads retail center in March, 1996, the sale of two of the five buildings in the Walnut Stemmons Office Park in September, 1996 and the above referenced sale of the Littleton Bank Building in October, 1996. Because the Trust has classified all of its properties as properties held for sale, there was no depreciation expense recorded for the quarter ended December 31, 1996, compared to $450,000 of depreciation expense recorded for the quarter ended December 31, 1995.

The $58,000 (14%) decrease in interest expense for the three month period ended December 31, 1996 when compared to the same period one year ago was primarily due to less borrowings outstanding, as the Trust repaid one first mortgage loan and made a paydown on the 1994 Credit, as referenced above. The $341,000 increase in general and administrative expenses when comparing the quarter ended December 31, 1996 to the same quarter one year ago, was primarily due to the Trust recording $74,000 of expenses related to the Plan for the liquidation of the Trust. Additionally, in connection with the Plan, the Trust would make severance payments to the officers and employees of the Trust upon their termination. The

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

RESULTS OF OPERATIONS - (Continued)

defined obligation totals $1,247,000. Certain other severance payments will be made depending on the Trust's ability to achieve defined distributions to the shareholders. The Trust is accruing the defined severance obligations over a period of one year, with the exception of Mr. Kikol's severance which is being accrued over an eighteen month period. Therefore, $266,000 of these defined employee severance payments was accrued and expensed during the quarter ended December 31, 1996. There were no like expenses during the quarter ended December 31, 1995.

For the quarter ended December 31, 1996 the Trust recorded a gain of $563,000 on the sale of the Littleton Bank Building and $13,000 on the sale of a .23 acre parcel of land located in Dubuque, Iowa.

OTHER

The Trust is currently in the process of attempting to finalize negotiations of an agreement in principle with a third party concerning a business proposal as an alternative to the Plan of Liquidation. There can be no assurance that the Trust will be successful in entering into such agreement in principle or that the contemplated transaction will be completed.

                                   P A R T I I



Item 1.    Legal Proceedings

           There are no items or events requiring reporting with respect to this item.

Item 2.    Changes in Securities

           There are no items or events requiring reporting with respect to this item.

Item 3.    Defaults upon Senior Securities

           There are no items or events requiring reporting with respect to this item.

Item 4.    Submission of Matters to a Vote of Security Holders

           There are no items or events requiring reporting with respect to this item.

Item 5.    Other Information

           None


Item 6.    Exhibits and Reports on Form 8-K

           (a)  Exhibit 27:  Financial Data Schedule

           (b) There were no Reports on Form 8-K filed during the quarter for which this report is filed.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                             CLEVETRUST REALTY INVESTORS
                                                   (Registrant)







Date:    February 14, 1997                By:    /s/ John C. Kikol
                                              ------------------------------
                                                John C. Kikol, Chairman and
                                                        President






Date:    February 14, 1997                By:    /s/ Michael R. Thoms
                                               -----------------------------
                                              Michael R. Thoms, Vice President
                                                     and Treasurer

                           CLEVETRUST REALTY INVESTORS


        QUARTERLY REPORT ON FORM 10-Q FOR QUARTER ENDED DECEMBER 31, 1996

                                  EXHIBIT INDEX

"Assigned"
Exhibit No.                       Description                           Page No.
-----------                       -----------                           --------

   (27)                          Financial Data                            13

[ARTICLE] 5
[LEGEND] THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM FORM 10-Q FOR THE QUARTERLY PERIOD ENDED DECEMBER 31, 1996 AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
[MULTIPLIER] 1,000

[PERIOD-TYPE]                   3-MOS
[FISCAL-YEAR-END]                          SEP-30-1997
[PERIOD-START]                             OCT-01-1996
[PERIOD-END]                               DEC-31-1996
[CASH]                                           1,082
[SECURITIES]                                         0
[RECEIVABLES]                                      453
[ALLOWANCES]                                     3,307
[INVENTORY]                                          0
[CURRENT-ASSETS]                                   946
[PP&E]                                          40,800
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                  39,974
[CURRENT-LIABILITIES]                            2,273
[BONDS]                                         14,301
[COMMON]                                         5,137
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[OTHER-SE]                                      18,257
[TOTAL-LIABILITY-AND-EQUITY]                    39,974
[SALES]                                              0
[TOTAL-REVENUES]                                 2,514
[CGS]                                                0
[TOTAL-COSTS]                                    1,106
[OTHER-EXPENSES]                                   536
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                 352
[INCOME-PRETAX]                                    520
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                                520
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                    576
[CHANGES]                                            0
[NET-INCOME]                                     1,096
[EPS-PRIMARY]                                      .21
[EPS-DILUTED]                                      .21

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-K/A


                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                  For the fiscal year ended September 30, 1996

                          Commission File Number 0-5641
                                                 ------

                           CleveTrust Realty Investors
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


     Massachusetts                                          34-1085584
     -------------                                          ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


2001 Crocker Road,  Suite 400, Westlake, Ohio                     44145
---------------------------------------------                     ------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (216) 899-0909 Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:

                 Shares of Beneficial Interest, $1.00 Par Value
                 ----------------------------------------------
                                (Title of class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days. Yes X . No    .
                                      ---     ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this
Form 10-K.   X .
            ---

At December 2, 1996, 5,136,616 Shares of Beneficial Interest, par value $1.00 per Share, were outstanding, and the aggregate market value of the Shares of the Registrant held by non-affiliates (based upon the closing price of the Registrant's Shares on December 2, 1996, which was $4.875) was approximately $7,128,000. For purposes of this information, the outstanding Shares beneficially owned by all Trustees and Officers of the Registrant, were deemed to be the shares held by affiliates.

                       DOCUMENTS INCORPORATED BY REFERENCE

Portions of the CleveTrust Realty Investors Proxy Statement for the 1996 Annual Meeting of Shareholders (the "Proxy Statement") are incorporated by reference into Part III of this report. With the exception of those portions which are expressly incorporated by reference into this annual report on Form 10-K, the documents incorporated by reference are not deemed filed as part of this report.

                           CLEVETRUST REALTY INVESTORS
                          Year Ended September 30, 1996

                                  FORM 10-K/A

                                EXPLANATORY NOTE


This Form 10-K/A is filed to amend the following portions of the CleveTrust Realty Investors Form 10-K for the year ended September 30, 1996:

1.   PART I - Item 1 - Business - Portfolio - paragraph one on page 1.

2. PART II - Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations - paragraph one on page 25.

3. PART III Items 10 (Directors and Executive Officers of the Registrant), 11 (Executive Compensation), and 12 (Security Ownership of Certain Beneficial Owners and Management) - pages 32 - 38 - Full text inserted instead of incorporated by reference to the definitive Proxy Statement.

4. PART III - Item 13 - Certain Relationships and Related Transactions - page 32 changed to read None.

5.   PART IV - Item 14(a)(1) and (2) - Notes To Financial Statements - NOTE A
     - Summary of Significant Accounting Policies - Real Estate - paragraph one changed on page F-7.

                                     PART I
                                     ------


Item  1.   Business.
-------    ---------

General:
-------
CleveTrust Realty Investors (the "Trust") is a business trust organized in Massachusetts which commenced operations in 1971. The Trust's assets are composed principally of investments in real estate. The Trust directly manages all of its improved properties. At September 30, 1996 the Trust had 19 full-time employees.

On September 24, 1996 the Board of Trustees of the Trust unanimously voted to recommend a Plan for the Orderly Liquidation of the Trust (the "Plan"). The Plan, as proposed, would involve the sale of the Trust's properties during a period of approximately three years. The Trustees will also consider proposals for a merger, combination or sale of all or a portion of its properties in a single transaction. The Plan will be submitted for approval by the Shareholders of the Trust at the Annual Meeting to be held in February, 1997. The Trustees, who in the aggregate own more than 70 percent of the outstanding shares of the Trust, have agreed to vote their shares in favor of the Plan.

Portfolio:
---------


At September 30, 1996, the Trust's investment portfolio consisted primarily of ownership interests in eight multi-tenanted office buildings, four multi-tenanted shopping centers, and one retail center (collectively, the "Properties"). Based on the above referenced announcement of the Plan, the Trust has classified all of its Properties as "Properties held for sale" at September 30, 1996, in accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of" ("SFAS No. 121"). The Trust made a review of the carrying value of all the Properties at September 30, 1996 and determined that four of the Trust's Properties had a carrying value higher than the estimated fair value, less cost to sell. Therefore a valuation reserve of $3,307,000 was established. In determining the estimated fair value, less cost to sell, the Trust applied an estimated capitalization rate to the individual properties' cash flow. The Trust did not deem it necessary to obtain appraisals of any of its properties. See
Item 2 of Part I for allocation of the valuation reserve. The significant investment portfolio activity of the last three fiscal years is discussed under
Item 7 of Part II below. Information pertaining to the operating revenues, operating income or loss and total assets of the Trust for each of the last three fiscal years is provided under Item 6 of Part II below.


The Trust's primary business objective will be to sell the Trust's assets for the highest possible price. The proceeds from these sales will be distributed to the Shareholders after establishment of reserves, determined by Management of the Trust which should be adequate so as to satisfy outstanding obligations of the Trust. In order to sell the properties for the highest prices the Trust has reviewed its operating strategy and implemented one that is intended to achieve the Trust's business objective. One focus of this operating strategy is to maximize funds from operations from each of the Trust's Properties, thereby enhancing their value, through (i) rental rate increases, to the extent that competitive conditions permit; (ii) improvements in tenant retention; (iii) emphasis on expense controls consistent with the proper maintenance of the Properties; and (iv) strategic capital investments in order to increase the competitive position of the Properties. The Trust also believes that funds from operations from its investments may increase as a result of cyclical market recoveries and growth. The Trust strives to maintain operating expenses at its Properties at the lowest practical levels given the need to adequately operate and maintain its Properties, the majority of which were constructed in the mid-1970's to mid-1980's. Maintenance is emphasized because it is considered critical to the appreciation of the Properties.

                                     PART I
                                     ------

Item: 1.       Business  (continued):
-------        ---------------------

The second focus of the Trust's operating strategy will be to find buyers for the properties. The Trust has contacted and will continue to contact certain principals to see if a direct sale can be initiated. If the Trust is unable to find buyers by itself, then the trust will engage licensed real estate agents to seek buyers on behalf of the Trust. The Trust has established targeted sales prices for each of the Properties and will make every attempt to achieve or exceed these prices during the liquidation period. However, no assurances may be given that any or all of the Properties will be sold for the targeted prices established by the Trust or will be sold at all.

On October 7, 1996 the Trust completed a $2,450,000 sale of the Littleton Bank Building located in Littleton, Colorado. The sale resulted in a gain of approximately $563,000 which will be reported in the first quarter of fiscal year 1997. Additionally, the Trust currently has four of its properties under contracts of sale. The Englewood Bank Building located in Englewood, Colorado is under a contract of sale for a sales price of $5,350,000. The Executive Club Building located in Denver, Colorado is under a contract of sale for $5,300,000. The Spring Village Shopping Center located in Davenport, Iowa is under a contract of sale for a sales price of $5,350,000. The Warren Plaza Shopping Center located in Dubuque, Iowa is under a contract of sale for a sales price of $5,950,000. All four of these contracts provide for "due diligence" periods, during which time the buyer could cancel the contract at his option. After the completion of the due diligence period the buyer will place a non-refundable deposit with the Trust. Should the buyers fail to complete the sale these deposits would be forfeited and retained by the Trust. However, no assurance may be given that these properties will actually be sold at the prices stated. Also, the Trust has signed letters of intent with various buyers for the sale of three additional properties. The total gross sales prices for these three properties is $15,640,000. Letters of intent are only agreements in principle on the most fundamental terms and the parties do not intend that there be any binding obligation to buy or sell the property until such time as a contract of sale is executed by both the buyer and the Trust. In all cases, the sales prices exceed the carrying value or the net book value of the properties.

The Trust's portfolio of Properties has generated sufficient revenue to cover all operating expenses (excluding depreciation, a non-cash expense and in 1996 the provision for valuation reserve, also a non-cash expense), amortization of mortgage notes payable, required amortization of bank notes payable, and capital improvements to existing properties.

Financing and Leverage:
-----------------------

The Trust used borrowed funds in purchasing certain properties which the Trust believes has helped to improve the Trust's return on investment in these properties. At September 30, 1996 two of the Trust's investments were leveraged with long-term non-recourse individual mortgage financing and one property was leveraged with a $2,612,000 loan of which the first $750,000 is recourse and the balance is non-recourse. At September 30, 1996 six of the Trust's remaining improved properties served as collateral for the Trust's bank notes payable. See Note F of the Notes to the Financial Statements presented in Part II, Item 8 of this report.

Effective November 30, 1994 the Trust and two banks, National City Bank of Cleveland ("NCB") and Manufacturer's and Traders Trust Company of Buffalo ("M & T") signed a revolving line of credit agreement for up to $25,000,000 (but limited by the value of the collateral provided). Of this amount a maximum of $15,000,000 is currently available and $10,000,000 will be available at the Trust's discretion upon payment of an activation fee of 3/4 of 1% on the $10,000,000. This loan was for an initial term of three years. The banks review the loan annually, and if satisfied, they extend the loan for an additional year at that time. During 1996 the banks extended the maturity date to March 1, 1999. Therefore, the Trust will

                                     PART I
                                     ------

Item  1.      Business  (continued):
-------       ---------------------

have an annually renewed three year loan or two years in which to replace the loan. At the Trust's option interest on any loan will be at any of the following rates (i) the prime lending rate plus 1/4 of 1%; (ii) 250 basis points over the LIBOR rate; or (iii) NCB's fixed rate of interest in effect from time to time.

Real Estate Market Conditions:
-----------------------------

Investments in real estate equities tend to be long term investments, and accordingly, tend to limit the ability of the Trust to vary its portfolio of real estate owned promptly in response to changing economic, financial and investment conditions, such as overbuilding in certain markets and the resulting intense competition for tenants. Although the Trust requires leases from all tenants occupying space in its properties, in the event of a default by a tenant, the Trust may modify the lease terms or evict the tenant. Tenant evictions result in increased expenses and the possibility of lost rents until the space is re-leased.

The tenant occupying the largest amount of space in any of the Trust's Properties currently pays rent totaling $974,000 or 9.2% of the Trust's 1996 total revenues. This tenant has a lease which matures September 30, 2005 but the lease contains six 10-year option provisions at the tenant's discretion which, if exercised, would extend the maturity date to September 30, 2065. The rent paid by this tenant is subject to an annual adjustment based on the increase or decrease in operating expenses of the property.

The Trust, in order to remain competitive, leases space at its properties at rates which are dictated by the market in which the property exists. The market rates, which are quoted to both new tenants and tenants who are renewing their leases, were at their highest levels in the early 1980's. These rates began to decline at most of the properties in 1984 and continued to decline through 1988. At that time, the market rates at all of the Trust's properties were at their lowest levels. Since 1989, the market rates have tended to increase. In 1996 the market rates at the majority of the properties were higher than those in 1988 but have not returned to the high rates that existed in 1983. The Trust is encouraged by the current trends in rates. Additionally, the majority of leases at the Properties include provisions for the tenant to pay additional rent if operating expenses of the property increase.

Taxes:
-----

Through fiscal 1992 the Trust qualified as a real estate investment trust (a "REIT") as defined by Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Effective April 1, 1993 the Trust automatically failed to qualify as a REIT under the Code as on such date more than 50% in value of the Trust's shares (after the application of certain constructive ownership rules) were owned by five or fewer individuals.

Although the Trustees had the right pursuant to Section 8.5 of the Declaration of Trust to prevent the transfer, and/or call for the redemption of, securities of the Trust sufficient in the opinion of the Trustees to meet requirements for REIT status, the Trustees in their discretion determined that maximizing proceeds from the December 1992 rights offering (the "1992 Rights Offering") outweighed the benefits of REIT status. The primary impact on the Trust as a result of the failure to qualify as a REIT was that the Trust is now required to file its federal and state income tax returns as a corporation and is subject to taxation as a corporation. As a result, distributions to shareholders are subject to double taxation to the extent of current and accumulated earnings and profits of the Trust. The Trust will not be able to re-qualify as a REIT until fiscal year 1998. At September 30, 1996 the Trust has net operating and capital loss carryforwards (NOL's) of approximately $10.2 million available to offset taxable income. In future years, the Trust can use approximately $298,000 per year of NOL's, plus it can apply gains on the sales of properties ("built in

                                     PART I
                                     ------


Item 1.     Business (continued):
------      --------------------

gains") for those properties which were owned by the Trust on December 28, 1992, plus any prior year's unused portion (limited by carryforward periods) for NOL's generated prior to December, 28, 1992. The Trust can also use NOL carryforwards generated after December 28, 1992. These carryforwards of approximately $9.5 million expire through 2011. The balance of the carryforwards of $700,000 may be recognized for a period through fiscal 1998 against built in gains, if any, to the extent that fair market values of these properties exceeded their tax bases as of December 28, 1992.

Once the Plan is approved, distributions to shareholders will be considered liquidating distributions and reported as return of capital to shareholders to the extent of the individual shareholders basis in their shares. Shareholders are encouraged to consult their tax advisors for information concerning these distributions.

Competition and Limited Resources:
---------------------------------

The Trust's Properties are subject to competition from similar types of properties in the vicinities in which they are located. Additionally, the Trust is relatively small in comparison to many of its competitors. This size limits the Trust's resources and may limit its ability to compete effectively in the geographic markets in which the Trust owns property. However, since the Trust's objective is to sell its properties, the Trust will concentrate its efforts on being able to satisfy the requirements of prospective tenants so that they lease space in the Trust's Properties rather than the competitors'.

                                     PART I
                                     ------


Item 2.    Properties.
------     ----------

General:
-------

At September 30, 1996 the Trust had total invested assets of $39,015,000. The invested assets included $38,896,000 of properties held for sale and $119,000 of real estate mortgage loans.

The Trust's $38,896,000 of properties held for sale at September 30, 1996 included the following: eight office buildings with a carrying value of $20,304,000; five commercial properties with a carrying value of $18,552,000; and one investment in land with a carrying value of $40,000. Carrying value represents amounts included in the Trust's Statement of Financial Condition at September 30, 1996 after depreciation and the valuation reserve. On September 24, 1996 the Trustees of the Trust announced that they unanimously voted to recommend a Plan for the Orderly Liquidation (the "Plan") of the Trust. Since the Trust had previously adopted Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of" ("SFAS No. 121") the Trust, effective September 30, 1996, classified all real estate owned as "Properties held for sale." A review of the properties at September 30, 1996 determined that four properties required a valuation reserve, as the market values, less cost to sell, of these properties were less than their carrying value. Therefore a valuation reserve of $3,307,000 was established. In determining the estimated net sales prices the Trust applied an estimated capitalization rate to the individual properties' cash flow. The Trust did not deem it necessary to obtain appraisals of any of its properties.

 Management will from time to time undertake a major renovation of a Property in order to keep it competitive within its market. Currently, the Cannon West Shopping Center located in Austin, Texas is having a trench drain installed at a cost of approximately $150,000. This work is being done in order to combat a sub-soil problem at the property. Management believes that the installation of this trench drain will alleviate the problem. The cost of this work will be reported in the first two quarters of fiscal year 1997. Additionally, Management is reviewing plans for the installation of new store fronts at Tiffany Plaza, a shopping center located in Ardmore, Oklahoma. The current estimated cost of this work is $250,000. If the Trust proceeds with this work it should begin in the spring of 1997.

In the opinion of Management, all Properties in the Trust's portfolio are adequately covered by insurance. Additionally, Management believes all properties are suitable and adequate for their intended use.

The amount of leverage varies among the Properties which the Trust owns. At September 30, 1996 two of the Trust's Properties were leveraged with long-term non-recourse individual mortgage financing and one property was leveraged with a $2,612,000 loan of which the first $750,000 is recourse and the balance is non-recourse. Additionally, as of September 30, 1996 six of the Trust's remaining investments serve as collateral for the Trust's bank notes payable.

At September 30, 1996 the Trust owned two real estate mortgage loans with a total balance of $119,000. Both loans are purchase money mortgages received by the Trust in connection with sales of vacant land in Akron, Ohio. The first was a $290,000 loan received in connection with the $834,000 March, 1994 sale of 70 acres. The second was a $212,000 loan received in connection with the $212,000 May, 1994 sale of 17.7697 acres.

                                     PART I
                                     ------

Item 2.  Properties (Continued):
------------------------------

Properties Held for Sale:
------------------------

The following table analyzes the properties held for sale at September 30, 1996 by type of property.

                                                       Percentage
                                             Year        Leased       Square       Total      Accumulated    Valuation    Mortgage
             Description                   Acquired      (A) (B)     Footage       Cost      Depreciation     Reserve       Debt
--------------------------------------    -----------------------------------------------------------------------------------------
OFFICE BUILDINGS:                                                               (---------------in thousands----------------------)
 Colorado:
  Englewood Bank Bldg. - Englewood  (C)(E) 1971          97%          129,000      $6,103          $3,108           $0          $0
  Executive Club Bldg. - Denver     (F)    1972          73            96,000       4,623           2,966            0           0
  Littleton Bank Bldg. - Littleton  (D)    1973          99            58,000       3,166           1,398            0       1,209
 Oklahoma:
  Petroleum Club Bldg. - Tulsa      (G)    1972          82           115,000       6,959           4,408          551           0
 Texas:
  Walnut Stemmons O. P. - Dallas    (H)    1975          71            60,000       2,452           1,792            0           0
  Office Alpha - Dallas             (I)    1983          90           103,000      11,048           3,502        2,546           0
  14800 Quorum Bldg. - Dallas       (J)    1994          92           104,000       4,312             272            0       2,612
  Brookside Office Bldg. - Arlington(K)    1996          100           44,000       2,208              24            0           0
                                                      -----------------------------------------------------------------------------
            TOTAL OFFICE BUILDINGS:                      88           709,000      40,871          17,470        3,097       3,821

COMMERCIAL PROPERTIES:
 South Carolina:
  Triangle Square - Hilton Head     (L)    1976          87            93,000       1,911           1,104            0           0
 Texas:
  Cannon West - Austin              (M)    1987          95           123,000       8,225           2,174            0       5,742
 Iowa:
  Spring Village - Davenport        (N)    1987          99           103,000       5,579           1,078            0           0
  Warren Plaza - Dubuque            (O)    1987          98            90,000       5,367           1,174            0           0
 Oklahoma:
  Tiffany Plaza - Ardmore           (P)    1989          98           147,000       4,081             948          133           0
                                                      ----------------------------------------------------------------------------
TOTAL COMMERCIAL PROPERTIES:                             96           556,000      25,163           6,478          133       5,742

LAND:
  Ohio:
    Vacant land - Akron                    1975          N/A         N/A              117       N/A                 77           0
                                                                                    -----------------------------------------------

TOTAL PROPERTIES HELD FOR SALE                                                        $66,151         $23,948       $3,307   $9,563
                                                                                    ===============================================

                                     PART I
                                     ------

Item 2.   Properties (Continued):
------    ----------------------

Investments in Real Estate:  (Continued):
----------------------------------------

(A) At September 30, 1996 the Trust had 338 tenants under lease in its office buildings (excluding the Littleton Bank Bldg., Littleton Colorado which was sold October 7, 1996), and its commercial properties, all of which are shopping centers, with Triangle Square also having mini-warehouse facilities behind the retail area (excluding the mini warehouses at Triangle Square). These tenants are under leases of one year or more. Additionally, the Trust had 215 month-to-month leases for mini-warehouse spaces at Triangle Square.

(B) The following lists individually those tenants who occupy 10,000 square feet or more, and whose original lease terms expire five years or more from September 30, 1996. Seventeen (17) other tenants occupy less than 10,000 square feet and have leases which expire in five years or more from September 30, 1996. These are grouped together and shown as "Others" on the table below:

                                       Expiration    Square       Annual
  Property          Tenant                Date       Footage     Base Rent
 ---------        ----------------      ----------    -------     -----------
Englewood Bank   Bank One, Denver      9/30/2005     108,000     $974,000
Petroleum Club   Petroleum Club        4/30/2003      25,000      157,000
Cannon West      Premiere Lady's Fit   8/31/2001      15,000       68,000
Cannon West      H. E. Butt            10/05/2001     50,000      250,000*
Spring Village   Eagle Foods           6/30/2005      46,000      204,000*
Spring Village   Bombay Rest           1/31/2011      10,000       98,000*
Spring Village   Walgreens             11/30/2010     11,000       67,000*
Spring Village   I. H. Miss            11/30/2011     10,000       34,000
Warren Plaza     HY-VEE                9/08/2013      52,000      256,000*
Tiffany Plaza    Orscheln Farm         8/31/2001      30,000      102,000
Tiffany Plaza    Fleming Companies     3/20/2001      42,000       87,000*
Tiffany Plaza    C. R. Anthony         3/07/2001      24,000       69,000*
14800 Quorum     Preston               3/21/2002      13,000      131,000
Brookside        Schrickel, Rollins    8/31/2003      15,000      169,000
Various          Others                Various        45,000      460,000*
                                                     -------   ----------
                                                     496,000   $3,126,000
                                                     =======   ==========

* Leases marked with an asterisk have additional rent provisions to be paid based on a percentage of the gross sales over a base sales figure.

     All leases listed on the table are subject to an annual adjustment in rent based on the increase or decrease in the operating expenses of the Property.

     The annual base rents of the tenants listed in the table equal 30% of the total 1996 rental income, and these tenants occupy 496,000 square feet (45%) of the total 1,100,000 square feet (excluding the Littleton Bank Bldg. which was sold October 7, 1996) currently occupied. The remaining 604,000 square feet are occupied by 307 tenants. These tenants' leases expire during the next five years. The loss of rentals from any one of these leases, if the Trust would not be able to renew or replace, would not have a significant effect on the Trust's operations.

(C)  The following is the only tenant who occupies 50% or more of a Property:
     Englewood Bank Building -- Bank One, Denver -- 108,000 sq. ft. (84%).

                                     PART I
                                     ------

Item 2.   Properties (Continued):
------    ----------------------

Investments in Real Estate:  (Continued):
----------------------------------------
(D) The Littleton Bank Building was sold on October 7, 1996. The sale resulted in a gain of approximately $563,000 which will be reported in the first quarter of Fiscal Year 1997.

(E) ENGLEWOOD BANK BUILDING. The Englewood Bank Building is located in Englewood, Colorado. The building contains 10 stories and is suitable and adequate for its use as a bank and office building.

     The main tenant is Bank One, Denver which occupies 84% of the building. The balance of the building is primarily leased to small service or professional organizations for use as general offices. The Trust's policy is to sign leases of three to five years in order to take advantage of changes in the market.

     The Trust has been notified by the City of Englewood that the City has recently passed a law that would require the Trust to install a sprinkler system and fire pull stations on every floor of this property. The law requires that this work be done over a five (5) year period starting in 1997. The Trust is currently reviewing all of its options relating to this required work. At this time the Trust does not have any estimates as to the costs that would be involved in undertaking this work. Other than this required work there are no other significant renovations planned for this property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space.

     The Englewood Bank Building is subject to limited direct competition from comparable office projects in the general vicinity. There is only one competing high-rise office building in the area of similar size, quality, condition and location to the Englewood Bank Building. Other competing projects consist of low-rise office buildings and converted retail space generally considered to be of lesser quality.

     The occupancy rates for the fiscal years ended September 30, 1992 through 1996 were as follows: 89% in 1992, 91% in 1993, 98% in 1994, 97% in 1995 and 1996 . The Property's average rental rate per occupied square foot for the same period was $6.65 in 1992, $6.69 in 1993, $6.80 in 1994, $6.63 in
     1995, and $6.67 in 1996.

     Bank One, Denver is the only tenant occupying over 10% of the rentable space. Its annual rent is currently $974,000 but is subject to an annual adjustment based on increases or decreases in property expenses. This lease expires September 30, 2005 and has six ten-year renewal options available.

     Based upon leases in place at September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

               Number    Total                         Percent of Gross
             of Leases   Sq. Ft.    Annual Base        Annual Base Rents
   Year      Expiring   Expiring   Rents Expiring         at 9/30/96
   ----      ---------  --------   --------------      -----------------
   1997          5       7,738        $ 79,356                7%
   1998          2       1,826          19,824                2
   1999          3       8,051          77,892                7
   2000 -2004  NONE
   2005          1     107,663         973,690               84
   2006        NONE


                                     PART I

-------   ----------------------

Investments in Real Estate: (Continued)
---------------------------------------

     The Englewood Bank Building is depreciated for tax purposes using the straight line method over 40 years for the building and improvements. The depreciable tax basis was $1,896,000 at September 30, 1996. The 1995 real estate taxes for the Property were $107,539 based on a millage rate of $8.252 per $1,000 of assessed value. The 1996 real estate taxes are not yet known.

(F) EXECUTIVE CLUB BUILDING. The Executive Club Building is located in Denver, Colorado. The building contains eleven floors and has a health club, which includes a swimming pool, located in the basement. The building is suitable and adequate for its use as an office building.

     Space in the building is leased to service and professional organizations for use as general offices. The Trust's policy is to sign new leases with new and renewal tenants for periods of three to five years in order to take advantage of changes in the market.

     Presently, the Trust has no plans for any significant renovations of the property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     There are numerous office buildings in the direct vicinity, some of higher quality, and numerous projects of similar age, condition and quality that directly compete with the Executive Club Building. The Trust believes that the advantage that this building has is that the building caters to small tenant users, while the majority of the properties in the area prefer larger tenants.

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 92% in 1992; 97% in 1993 and 1994; 93% in 1995 and 73% in 1996.
     The Property's average rental rates per occupied square foot for the same periods were: $9.69 in 1992; $9.55 in 1993; $10.15 in 1994; $11.63 in 1995
     and $11.78 in 1996.

     There are no tenants in this property occupying 10% or more of the space.

     Based upon leases in place as of September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:



           Number       Total                        Percent of Gross
          of Leases    Sq. Ft.      Annual Base         Annual Base
Year      Expiring     Expiring    Rents Expiring    Rents at 9/30/95
----      ---------    --------    --------------    -----------------
1997         32       33,353       $392,920                42%
1998         20       21,688        253,392                27
1999         14       20,722        247,224                26
2000          1        1,282         15,120                 2
2001        NONE
2002          1        2,169         27,108                 3
2003-2006   NONE


                                     PART I
                                     ------



Item  2.   Properties (Continued):
-------    ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     The Executive Club Building is depreciated for tax purposes using the straight line method with the building and improvements having a 40 year life. The depreciable tax basis was $1,862,000 at September 30, 1996. The 1995 real estate taxes for the Property were $79,693 based on a millage rate of $8.1161 per $1,000 of assessed value. The 1996 real estate taxes are not yet known.

(G) PETROLEUM CLUB BUILDING. The Petroleum Club Building is located in Tulsa, Oklahoma. The building contains sixteen floors with an attached four level parking garage which is leased out to American Parking for an annual rent plus a percentage rent determined at the end of each year and offers valet, self parking both covered and uncovered. The building is suitable and adequate for its use as an office building.

     The main tenant is The Petroleum Club which occupies the top four floors. The balance of the building is leased to service and professional organizations for use as general offices. The Trust's policy is to sign new leases with new and renewal tenants for periods of three to five years in order to take advantage of changes in the market.

     Presently, the Trust has no plans for any significant renovations of the property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     This property is located in the downtown area of Tulsa and, as such, there are numerous office buildings in the direct vicinity, some of higher quality, and numerous projects of similar age, condition and quality that directly compete with the Petroleum Club Building. The floor size of this property is only 7,800 square feet and as such the Trust can offer small tenants a substantial portion of a floor without the tenant competing with larger tenants who usually dominate downtown office space. Despite the stagnate economy of Tulsa, which depends primarily on the oil and gas industry, the Trust has made strides in recent years in increasing the occupancy of this property. One recent benefit has been the Petroleum Clubs willingness to open its membership to others outside of the petroleum industry. The majority of the tenants in the building now belong to the Club.

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 75% in 1992; 72% in 1993; 78% in 1994; 81% in 1995; and 82% in
     1996. The property's average rental rates per occupied square foot for the same periods were: $8.47 in 1992; $8.69 in 1993; $7.84 in 1994; $8.22 in
     1995; and $8.84 in 1996.

     There are no tenants in this property occupying 10% or more of the space.

                                     PART I
                                     ------

Item  2.   Properties (Continued):
-------    ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     Based upon leases in place as of September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

            Number         Total                           Percent of Gross
          of Leases       Sq. Ft.          Annual Base       Annual Base
Year      Expiring        Expiring         Rents Expiring  Rents at 9/30/95
----      --------        --------         --------------  -----------------
1997         17            36,054            $366,996             40%
1998          3             6,346             132,444(i)          14
1999          7            24,255             223,872             24
2000        NONE
2001          1             5,741              47,364              5
2002        NONE
2003          1            24,579             155,040             17
2004-2006   NONE

     (i) Includes $69,780 for American Parking who leases the garage. Their lease expires March 31, 1998. There is no square footage included for this tenant.

     The Petroleum Club Building is depreciated for tax purposes using the straight line method with the building and improvements having a 40 year life. The depreciable tax basis was $2,618,000 at September 30, 1996. The 1995 real estate taxes for the Property were $27,558 based on a millage rate of $10.021 per $1,000 of assessed value. The 1996 real estate taxes are not yet known.

(H) WALNUT STEMMONS OFFICE PARK. Walnut Stemmons Office Park is located in Dallas, Texas. The complex is currently composed of three single story buildings. This property originally was composed of nine single story buildings. Four of the buildings were sold in November, 1992. Two more buildings were sold September 30, 1996. All six buildings were sold to the same buyer. The remaining three buildings all have exterior entrances for the tenants, with no common areas.

     Space in the buildings is leased to small businesses, the majority of which are just commencing operations. The Trust's policy is to sign three to five year leases with both new and renewal tenants with the tenant being responsible for all services within their space, such as, electricity and cleaning.

     Presently, the Trust has no plans for any significant renovations of the property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     There are similar properties in the immediate area of this Property. The surrounding area features restaurants, a bowling alley, and a chiropractic college. Since this property is primarily leased to first time businesses, there is significant turnover. The Trust believes that these three buildings will be purchased by the same buyer who purchased the other six buildings.

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 73% in 1992; 97% in 1993; 86% in 1994; 79% in 1995; and 71% in
     1996. The Property's average rental rates per occupied square foot for the same periods were: $5.09 in 1992; $4.62 in 1993; $5.11 in 1994; $5.34 in
     1995; and $5.38 in 1996.

                                     PART I
                                     ------
Item 2.    Properties (Continued):
------     ----------------------

Investments in Real Estate:  (Continued)
---------------------------------------

     There are no tenants in this property occupying 10% of more of the space.

     Based upon leases in place at September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

            Number        Total                       Percent of Gross
          of Leases      Sq. Ft.       Annual Base      Annual Base
  Year    Expiring      Expiring     Rents Expiring   Rents at 9/30/96
  ----    --------      --------     --------------   ----------------
 1997       10          15,443         $74,772              33%
 1998        5           7,105          41,772              18
 1999        5          11,426          66,576              29
 2000        2           8,531          32,004              14
 2001        1           1,875          11,244               6
 2002-2006 NONE


     Walnut Stemmons Office Park is depreciated for tax purposes using the straight line method with the building and improvements having a 40 year life. The depreciable tax basis was $643,000 at September 30, 1996. The 1995 real estate taxes for the Property were $53,755 based on a millage rate of $2.56 per $100 of assessed value. The 1996 real estate taxes are not yet known.

(I) OFFICE ALPHA. Office Alpha is located in the North-Dallas LBJ-East office market of Dallas, Texas. Office Alpha contains five stories and is suitable and adequate for its use as an office building.

     Space in the building is leased to service and professional organizations for use as general offices. The Trust's policy is to sign leases with new and renewal tenants for periods of three to five years in order to take advantage of changes in the market.

     Presently, the Trust has no plans for any significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     There are numerous office buildings in the direct vicinity, some of higher quality, and numerous projects of similar age, style, condition and quality that directly compete with Office Alpha. Leasing proposals for both new and renewal tenants in this submarket are highly competitive. Many of the Trust's competitors in this submarket have substantially greater capital and resources than the Trust.

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 73% for 1992; 84% for 1993; 83% for 1994; 91% for 1995; and 90%
     for 1996. The Property's average rental rates per occupied square foot for the same period were: $9.61 in 1992; $8.91 in 1993; $9.00 in 1994; $9.52 in
     1995; and $10.01 in 1996.

     At September 30, 1996 Jewish Family Services of Dallas, Inc., a non-profit organization which performs social services primarily for the Jewish community in Dallas, was the only tenant occupying 10% or more of the space in Office Alpha. This tenant's annual rent is $98,000. Its lease expires September 30, 1999.

                                     PART I
                                     ------

Item 2.    Properties (Continued):
------     ----------------------
Investments in Real Estate:  (Continued)
----------------------------------------

     Based upon leases in place at September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

                   Number        Total                       Percent of Gross
                 of Leases      Sq. Ft.       Annual Base      Annual Base
  Year           Expiring      Expiring    Rents Expiring   Rents at 9/30/96
  ----           ---------     --------    --------------   ----------------
  1997               14         18,578        $197,532             20%
  1998               12         23,823         248,424             25
  1999               14         35,037         353,796             35
  2000                5         14,241         156,852             16
  2001                2          4,517          46,830              4
  2002-2006         NONE


     Office Alpha is depreciated for tax purposes using the straight line basis with the building and improvements having a 15 year life. The depreciable tax basis was $1,776,000 at September 30, 1996. The 1995 real estate taxes for the Property were $82,636 based on a millage rate of $2.71 per $100 of assessed value. The 1996 real estate taxes are not yet known.

(J) 14800 QUORUM BUILDING. 14800 Quorum Building is located in the North-Dallas, Quorum office market of Dallas, Texas. 14800 Quorum contains five stories and is suitable and adequate for its use as an office building.

     The Trust owns this Property in fee simple, subject to a first mortgage loan, at a rate of 8.3%, which matures August 19, 2000. The loan is non-recourse except the first $750,000. At September 30, 1996 the balance of this loan was $2,612,000. By maturity $174,000 of scheduled amortization payments are required and therefore a balance of $2,438,000 will be due at maturity. There is a prepayment penalty of 2.0% if the loan is paid off early.

     Space in the building is leased to service and professional organizations for use as general offices. The Trust's policy is to sign leases with new and renewal tenants for periods of three to five years in order to take advantage of changes in the market.

     Presently, the Trust has no plans for any significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     There are numerous office buildings in the direct vicinity, some of higher quality, and numerous projects of similar age, style, condition and quality that directly compete with 14800 Quorum. Leasing proposals for both new and renewal tenants in this submarket are highly competitive. Many of the Trust's competitors in this submarket have substantially greater capital and resources than the Trust.

     The Trust purchased the Property on August 26, 1994. The occupancy for the two full fiscal years ended September 30, 1995 and 1996 that the Trust has operated the Property was as follows: 90% in 1995 and 92% in 1996. The Property's average rental rates per occupied square foot for the same two years were as follows: $9.87 in 1995 and $11.02 in 1996.

                                     PART I

------     ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     At September 30, 1996 Preston Equities, Inc., who runs executive suites for general office use, was the only tenant occupying 10% or more of the space in 14800 Quorum. This tenant's annual rent is $131,108. Its lease expires March 31, 2002.

     Based upon leases in place at September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

                  Number         Total                         Percent of Gross
                  of Leases      Sq. Ft.       Annual Base       Annual Base
       Year       Expiring      Expiring      Rents Expiring   Rents at 9/30/96
       ----       --------      --------      --------------   ----------------
       1997          9          20,538          $223,627             20%
       1998          2           3,135            37,308              3
       1999          9          29,517           358,764             32
       2000          5          15,762           185,558             17
       2001          5          12,973           158,628             14
       2002          2          14,651           159,332             14
       2003-2006   NONE

     14800 Quorum is depreciated for tax purposes using the straight line basis with the building and improvements having a 40 year life. The depreciable tax basis was $3,772,000 at September 30, 1996. The 1995 real estate taxes for the Property were $93,990 based on a millage rate of $2.41 per $100 of assessed value. The 1996 real estate taxes are not yet known.

(K) BROOKSIDE OFFICE BUILDING. The Brookside Office Building is a three-story brick office building located in Arlington, Texas. The Trust purchased the Property on March 28, 1996. The Property is suitable and adequate for its use as an office building.

     Space in the building is leased to service and professional organizations for use as general offices. The Property was 100% occupied at the time of purchase and has remained such during the balance of the fiscal year. It is the Trust's intention to sign new leases with any new and renewal tenants for periods of three to five years in order to take advantage of changes in the market. Several of the existing tenants have informed the Trust that should any current tenant vacate its space they would like to expand their space. The Trust will make every effort to accommodate these tenants should the situation arise.

     Presently, the Trust has no plans for any significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     There are numerous office buildings in the direct vicinity, some of higher quality, and numerous projects of similar age, style, condition and quality that directly compete with the Brookside Office Building. As stated above, with several tenants desiring to expand the Trust believes that the size of the Property will be the only drawback in retaining tenants. Since the Property is new to the Trust's portfolio it remains to be seen what other competitive actions will be needed in the future to keep the Property at 100% occupied at a competitive rate.

     The occupancy for the six months in the fiscal year ended September 30, 1996 that the Trust has owned the Property was 100%. The average rental rate per occupied space for this same period was $11.69.

                                     PART I
                                     ------

Item 2.    Properties (Continued):
------     -----------------------
Investments in Real Estate:  (Continued)
----------------------------------------

     At September 30, 1996 two tenants occupied more than 10% of the Property. The first was Schrickel, Rollins and Associates, Inc. an architectural firm. This tenant's annual rent is $168,660 and their lease expires August 31, 2003. the second tenant was Vestal-Loftis-Kalista, Architects, Inc., an architectural firm. This tenant's annual rent is $64,000 and their lease expires January 31, 2000.

     Based upon leases in place at September 30, 1996 lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

                 Number         Total                         Percent of Gross
               of Leases       Sq. Ft.         Annual Base      Annual Base
   Year         Expiring       Expiring      Rents Expiring   Rents at 9/30/96
   ----        ---------       --------      --------------   -----------------
   1997           4             6,836          $ 77,210               15%
   1998           2             8,507            97,040               19
   1999           3             7,862            96,975               19
   2000           1             5,774            64,000               13
   2001         NONE
   2002         NONE
   2003           1            14,607           168,660               34
   2004-2006    NONE

     Brookside Office Building is depreciated for tax purposes using the straight line basis with the building and improvements having a 40 year life. The depreciable tax basis was $1,884,000 at September 30, 1996. The 1995 real estate taxes for the Property were $48,730 based on a millage rate of $2.55 per $100 of assessed value. The 1996 real estate taxes are not yet known.

(L) TRIANGLE SQUARE SHOPPING CENTER. The Triangle Square Shopping Center is composed of three one-story retail shopping center buildings and nine all concrete block mini-warehouse buildings (including one two-story building) located in Hilton Head, South Carolina. The main tenants of the three retail buildings are service oriented businesses. The Property is suitable and adequate for its use as a retail center and mini-warehouse facility.

     The Trust has no plans for significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     There are numerous shopping centers located in the direct vicinity, some of higher quality, and numerous projects of similar age, condition and quality of the Property. However, the majority of these centers are composed of retail tenants, while Triangle Square's tenant are primarily service oriented. There are no mini-warehouse facilities in the immediate area.

     Occupancy of the combined project for the fiscal years ended September 30, 1992 through 1996 was as follows: 72% in 1992; 74% in 1993; 78% in 1994;
     89% in 1995; and 88% in 1996. The average rental rate per occupied square foot during the same period was $6.58 in 1992; $6.25 in 1993; $5.99 in 1994; $5.74 in 1995; and $6.55 in 1996.

     There are no tenants in this property occupying 10% or more of the space.

     All leases for storage space in the mini-warehouses are less than one year. At September 30, 1996 there were 215 leases for 86,570 square feet at an annual rental of $272,400 (44% of gross annual base

                                     PART I
                                     ------

Item 2.    Properties (Continued):
-------    ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     rents). Based upon leases in place as of September 30, 1996 in the three retail buildings, lease expirations for the next ten fiscal years ended September 30, 2006 are as follows:

                                     Number     Total                    Percent of Gross
                                   of Leases   Sq. Ft.    Annual Base     Annual Base
           Year                     Expiring   Expiring  Rents Expiring  Rents at 9/30/96
           ----                    ---------   --------  -------------   -----------------
           1997                        11       19,830     $189,132           31%
           1998                         4        4,543       45,396            7
           1999                         5        5,927       57,144            9
           2000                         2        2,886       29,805            5
           2001-2003                  NONE
           2004                         1        1,745       25,488            4
           2005-2006                  NONE

     Triangle Square is depreciated for tax purposes using the straight line method with the buildings and improvements having a 35 year life. The depreciable tax basis was $723,000 at September 30, 1996. The 1995 real estate taxes for the Property were $33,457.37 based on a millage rate of $2.441 per $1,000 of assessed value. The 1996 real estate taxes are not yet known.

(M) CANNON WEST SHOPPING CENTER. The Cannon West Shopping Center is a grocery-anchored neighborhood strip center located in Austin, Texas. Cannon West's main tenants operate retail businesses. The Property is suitable and adequate for its use as a strip shopping center.

     The Trust is currently installing a Trench Drain at a cost of approximately $150,000 at the Property. This work is being done in order to combat a sub-soil problem at the property. Other than this work, which is currently under way, the Trust has no other plans for significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     The Trust owns this Property in fee simple, subject to a first mortgage loan, at a rate of 8.3%, which matures May 1, 2002. At September 30, 1996 the balance of this loan was $5,742,000. By maturity $1,231,000 of scheduled amortization payments are required and therefore a balance of $4,511,000 will be due at maturity.

     The Cannon West Shopping Center is subject to a limited amount of direct competition in its immediate trade area. Although there are a number of grocery anchored shopping centers located in South Austin serving the south-side communities that are located along William Cannon Drive -- a major East-West highway serving the South Austin area -- Cannon West Shopping Center is the only retail shopping center located at the intersection of William Cannon Drive and Westgate Boulevard that serves the immediate surrounding neighborhoods.

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 88% in 1992; 93% in 1993; 75% in 1994; 82% in 1995; and 95% in
     1996. The average rental rate, including percentage rents, per occupied square foot during the same period was $7.44 in 1992; $7.05 in 1993; $8.38 in 1994; $9.01 in 1995; and $9.39 in 1996.

                                     PART I

-------    ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     Cannon West has two tenants that occupy more than 10% of the Property. The first is H.E. Butt Grocery Store ("HEB"). Their annual base rent is $250,000. The lease also calls for tax, insurance and maintenance escalations and has a percentage rent clause. For 1996 the percentage rent paid was $105,000. This lease expires October 5, 2001 and has four five-year renewal options. In September, 1995 the Trust was notified by HEB that they had purchased a parcel of land approximately one mile from Cannon West. As of September 30, 1996 this land had not yet been rezoned for a grocery store center, however, the Trust is of the understanding that HEB is in the process of having this land rezoned. Should HEB build a store and/or a shopping center on this parcel of land, it could effect Cannon West. The second tenant is Premiere Lady's Fitness Center, a health club, fitness center for women only. Their annual rent is $68,000. The lease also calls for tax, insurance and maintenance escalations. This lease expires August 31, 2001.

     Based upon leases in place at September 30, 1996 lease expirations for the ten fiscal years ended September 30, 2006 are as follows:

                        Number          Total                           Percent of Gross
                       of Leases       Sq. Ft.         Annual Base         Annual Base
        Year           Expiring        Expiring       Rents Expiring    Rents at 9/30/96
        ----           ---------       --------       --------------    ----------------
       1997                9            13,899           $168,886                18%
       1998                5             5,951             84,696                 9
       1999                5             6,220             70,356                 8
       2000                3            11,099            157,380                17
       2001                4            19,818            140,291                15
       2002                1            49,585            250,000                27
       2003                1             2,373             54,620                 6
      2004 - 2006        NONE


     The building and improvements are depreciated for tax purposes using the straight line method over 18 years. The depreciable tax basis was $3,624,000 at September 30, 1996. The 1995 real estate taxes were $153,100 based on a millage rate of $2.394 per $100 of assessed value. The 1996 real estate taxes are not yet known.


(N) SPRING VILLAGE SHOPPING CENTER. The Spring Village Shopping Center is a grocery-anchored neighborhood strip center located in Davenport, Iowa. Spring Village's main tenants operate retail businesses. The Property is suitable and adequate for its use as a strip shopping center.

     The Trust has no plans for significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     The Spring Village Shopping Center is subject to direct competition in its immediate trade area. There are several grocery anchored shopping centers located on Kimberly Road, the major retail East-West road servicing Davenport. At September 30, 1996 Spring Village was 99% occupied primarily due to the attractiveness of the center's grocery store which was remodeled and expanded in 1994 at the cost of the Store.

                                     PART I
                                     ------

Item  2.   Properties (Continued):
-------    ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 98% in 1992; 99% in 1993; 98% in 1994; 100% in 1995; and 99% in
     1996. The average rental rate, including percentage rents, per occupied square foot during the same period was $8.00 in 1992; $8.00 in 1993; $8.26 in 1994; $7.89 in 1995; and $8.58 in 1996.

     Spring Village has two tenants that occupy more than 10% of the Property. The first is Eagle Food Centers, whose annual base rent is $204,000. Their lease also calls for tax, insurance and maintenance escalations and has a percentage rent clause. There was no percentage rent due for 1996. This lease expires June 30, 2005. The second is the Walgreen Company, which operates a drug store, and pays annual base rent of $67,000. Its lease also calls for tax, insurance and maintenance escalations. This lease expires November 30, 2010.

     Based upon leases in place at September 30, 1996 lease expirations for the ten fiscal years ended September 30, 2006 are as follows:

                             Number          Total                         Percent of Gross
                            of Leases       Sq. Ft.         Annual Base       Annual Base
         Year               Expiring        Expiring       Rents Expiring  Rents at 9/30/96
         ----               --------        --------       --------------  -----------------
          1997                  2            2,175          $ 26,016              4%
          1998                  2            4,200            47,136              7
          1999                  4            7,450            82,000             12
          2000                  3           10,825           136,535             20
          2001 - 2004         NONE
          2005                  1           45,763           204,000             29
          2006                NONE



     The building and improvements are depreciated for tax purposes using the straight line method over 31-1/2 years. The depreciable tax basis was $3,292,000 at September 30, 1996. The 1996 real estate taxes are $148,234 based on a millage rate of $34.5287 per $1,000 of assessed value.

(O) WARREN PLAZA SHOPPING CENTER. The Warren Plaza Shopping Center is a grocery-anchored neighborhood strip center located in Dubuque, Iowa. Warren Plaza's main tenants operate retail businesses. The Property is suitable and adequate for its use as a strip shopping center.

     The Trust has no plans for significant renovations of the Property beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property.

     In addition to the 90,000 square feet owned by the Trust, there is a 97,000 square foot Target discount store attached to the property, which is not owned by the Trust. The Property is subject to direct competition in its immediate trade area. There are several grocery anchored shopping centers located on both Dodge Street and John F. Kennedy Blvd. (this Property is located on the corner of these two streets). Across the street from the Property is a mall, which the Trust does not consider competition. Additionally, there is both a K-Mart and Wal-mart in the area which compete with the Target store. For both 1994 and 1995 this Property was 100% occupied, dropping to 98% for 1996. The Trust attributes this high occupancy for the past two years to both the grocery store and the Target Store. Both of these stores have been recently remodeled and expanded at the cost of the stores.

                                     PART I
                                     ------

Item  2.   Properties (Continued):
---------------------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 92% in 1992; 99% in 1993; 100% in 1994 and 1995; and 98% in 1996.
     The average rental rate, including percentage rent, per occupied square foot during the same period was $8.86 in 1992; $8.60 in 1993; $9.67 in 1994; $9.24 in 1995; and $9.17 in 1996.

     Warren Plaza has one tenant that occupies more than 10% of the Property, HY-VEE Food Store. Its annual base rent is $256,000. The lease also calls for tax, insurance and maintenance escalations and has a percentage rent clause. There was no percentage rent due for 1996. The lease expires June 30, 2013.

     Based upon leases in place at September 30, 1996 lease expirations for the ten fiscal years ended September 30, 2006 are as follows:

                         Number          Total                                 Percent of Gross
                        of Leases       Sq. Ft.             Annual Base           Annual Base
          Year          Expiring        Expiring           Rents Expiring      Rents at 9/30/96
          ----          --------        --------           --------------      -----------------
          1997              2              3,900                $42,010                 7%
          1998              1              1,050                 10,680                 2
          1999              4              5,500                 61,644                10
          2000              3             11,160                168,274                27
          2001              2              8,500                 57,624                 9
          2002              1              3,200                 35,736                 6
          2003            NONE
          2004              1              1,400                 14,940                 2
          2005 - 2006     NONE


     The building and improvements are depreciated for tax purposes using the straight line method over 31-1/2 years. The depreciable tax basis was $3,568,000 at September 30, 1996. The 1996 real estate taxes are $108,178 based on a millage rate of $30.85536 per $1,000 of assessed value.

(P) TIFFANY PLAZA SHOPPING CENTER. The Tiffany Plaza Shopping Center is a grocery-anchored neighborhood strip center located in Ardmore, Oklahoma. Tiffany Plaza's main tenants operate retail businesses. The Property is suitable and adequate for its use as a strip shopping center.

     The Trust is reviewing plans for the installation of new store fronts at the Property. The Trust believes that the Property, which was constructed in 1975, has begun to look old and that the new store fronts will give the center a new look. The estimated cost of this work is $250,000. If the Trust proceeds with this work it should begin in the spring of 1997. No other renovation work beyond normal maintenance and repairs and tenant improvements done in conjunction with the leasing of space within the Property is planned.

     The main competition for this center is a mall and a Wal-mart center, both of which are located more than a mile away from Tiffany Plaza.

                                    PART I
                                    ------

Item  2.   Properties (Continued):
-------    ----------------------

Investments in Real Estate:  (Continued)
----------------------------------------

     Occupancy for the fiscal years ended September 30, 1992 through 1996 was as follows: 89% in 1992; 92% in 1993; 97% in 1994; 95% in 1995; and 98% in
     1996. The average rental rate, including percentage rent, per occupied square foot during the same period was: $4.10 in 1992; $4.05 in 1993; $3.59 in 1994; $3.66 in 1995; and $3.93 in 1996.

     Tiffany plaza has three tenants who occupy more than 10% of the Property. The first is Flemming Companies who operate a Buy-For-Less grocery store. The annual rent is $86,625. The lease also calls for tax, insurance and maintenance escalations and has a percentage rent clause. There was no percentage rent due for 1996. The lease expires March 20, 2001. The second tenant is Orscheln Farm and Home Supply, Inc., who sell farm equipment and supplies. The annual rent is $102,000. The lease also calls for tax, insurance and maintenance escalations. The lease expires August 31, 2001. The third tenant is CR Anthony Company, a family clothing store. The annual rent is $69,300. The lease also calls for tax, insurance and maintenance escalations and has a percentage rent clause. There was no percentage rent due for 1996. The lease expires March 7, 2001.

     Based upon leases in place at September 30, 1996 lease expirations for the ten fiscal years ended September 30, 2006 are as follows:

                             Number                   Total                               Percent of Gross
                            of Leases                Sq. Ft.             Annual Base        Annual Base
          Year              Expiring                Expiring           Rents Expiring     Rents at 9/30/96
          ----              ---------               ---------          --------------     -----------------
          1997                  6                     12,774                $94,332              19%
          1998                  3                      7,708                 34,440               7
          1999                  4                     10,986                 57,624              12
          2000                  1                      7,192                 30,972               6
          2001                  4                    100,551                258,000              53
          2003                NONE
          2004                  1                      5,108                 14,928               3
          2005 - 2006         NONE


     The building and improvements are depreciated for tax purposes using the straight line method over 31-1/2 years. The depreciable tax basis was $2,609,000 at September 30, 1996. The 1995 real estate taxes are $32,304 based on a millage rate of $8.3681 per $100 of assessed value. The 1996 real estate taxes are not yet known.

                                     PART I
                                     ------

Item 2.    Properties (Continued):
------     -----------------------

Geographic Distribution:
-----------------------

The Trust's properties are located in six states. The table below demonstrates the geographic distribution of the Trust's properties at September 30, 1996:

                                                            Percentage of
                   Number of            Percentage of       Assets Based
                  Investments           Rental Income         on Cost
                  -----------           -------------       -------------
Texas:
  Dallas               4                      23%               27%
  Arlington            1                       2                 3
  Austin               1                      11                12
Colorado:
  Englewood            1                      11                 9
  Denver               1                      10                 7
  Littleton            1                       5                 5
Oklahoma:
  Tulsa                1                       9                11
  Ardmore              1                       6                 6
Iowa:
  Davenport            1                       9                 8
  Dubuque              1                       8                 8
South Carolina:
  Hilton Head          1                       6                 3
Ohio:
  Akron                1                      --                 1
                      --                     ---               ---
                      15                     100%              100%
                      ==                     ===               ===

                                    PART I
                                    ------

Item  3.    Legal Proceedings
-------     -----------------

The Trust is involved in a number of legal proceedings arising in the normal course of its business activities, none of which, in the opinion of the Management, is expected to have a material adverse effect on the financial position or liquidity of the Trust.


Item 4.    Submission of Matters to a Vote of Security Holders.
------     ---------------------------------------------------

No matters were submitted to a vote of the Trust's Shareholders during the fourth quarter of the fiscal year covered by this report.

                                     PART II
                                     -------
Item 5.  Market for the Registrant's Common Equity and Related Stockholder
         -----------------------------------------------------------------
         Matters
         -------

Market Price Range:
------------------

The shares of the Trust are traded in the Nasdaq National Market (symbol CTRIS). The table below contains the quarterly high and low closing bid prices for such Shares.


                Fiscal 1996                        Fiscal 1995
---------------------------------------   -----------------------------------
Quarter Ended       High      Low         Quarter Ended       High         Low
-------------       ----      ---         -------------       ----         ---
December 31, 1995   5-1/8     3-7/8     December 31, 1994   3-3/8     2-7/8
March 31, 1996      5/1/8     4-7/8     March 31, 1995      3-5/16    2-5/8
June 30, 1996       5         4-1/2     June 30, 1995       3-3/4     3-1/4
September 30, 1996  5         4-1/4     September 30, 1995  4-1/8     3-3/8

The bid prices for the Trust's Shares shown in the table above are interdealer prices and do not reflect retail mark ups, mark downs, or commissions and may not be representative of actual transactions. As of December 2, 1996, there were approximately 1,125 record holders of the Shares.

 Distributions to Shareholders:
 -----------------------------

Fiscal  1996                 Amount                  Fiscal 1995           Amount
Payment Date                Per Share                Payment Date         Per Share
------------                ---------                ------------         ----------
October  20, 1995             $  .04                 October 21, 1994         $.04
January  19, 1996                .04                 January 20, 1995          .04
April  19, 1996                  .04                 April 21, 1995            .04
July  19, 1996                   .04                 July 21, 1995             .04
September 20, 1996               .04
                                ----                                          ----
                                $.20                                          $.16
                                ====                                          ====

For a discussion of the tax classification of cash distributions see Management's Discussion and Analysis of Financial Condition and Results of Operations - Dividends.

Distributions are subject to a bank convenant which requires a minimum Shareholders' Equity. At September 30, 1996 the amount of required Shareholders' Equity was $20,000,000 and the amount free from this restriction was approximately $2,500,000.
                                      -23-

                                    PART II
                                    -------

Item 6.   Selected Financial Data
---------------------------------
Year Ended September 30,                             1996       1995       1994       1993        1992
------------------------                             ----       ----       ----       ----        ----
                                                       (in thousands, except per share data)
OPERATIONS:
Rental income                                      $ 10,368    $10,145   $ 9,650    $  9,348    $  9,400
Interest income                                          40         56        76         263         325
Dividend income                                         225          0         0           0           0
Other income                                             12         26        29          41          60
                                                   --------    -------   -------    --------    --------
Operating revenues                                   10,645     10,227     9,755       9,652       9,785
Provision for valuation reserve                       3,307          0         0           0           0
Operating expenses other than provision
 for valuation reserve                                9,398      9,631     9,870      10,384      11,125
Operating income (loss)                              (2,060)       596      (115)       (732)     (1,340)
Gains on sales of real estate                            40      2,499       445         563          51
Gains on sales of securities                            632          0         0           0           0
Extraordinary items                                       0        790       253         286           0
Net income (loss)                                    (1,388)     3,885       583         117      (1,289)
Cash distributions to shareholders                    1,037        874       735         393         117
Per Share of Beneficial Interest:
 Operating income (loss)                             ($0.40)     $0.11    ($0.02)     ($0.22)     ($0.68)
 Gains on sales of real estate                         0.01       0.46      0.09        0.17        0.02
 Gains on sales of securities                          0.12       0.00      0.00        0.00        0.00
 Extraordinary items                                   0.00       0.14      0.05        0.09        0.00
                                                   --------    -------   -------    --------    --------
 Net income (loss)                                 ($  0.27)   $  0.71   $  0.12    $   0.04    ($  0.66)
                                                   ========    =======   =======    ========    ========

 Cash distributions                                $   0.20    $  0.16   $  0.15    $   0.12    $   0.06
Weighted average number of Shares of
 Beneficial Interest outstanding                      5,186      5,459     4,959       3,292       1,957




            At September 30,                          1996       1995      1994        1993        1992
 ----------------------------------                   ----       ----      ----        ----        ----
                                                                         (in thousands)
FINANCIAL CONDITION:

Properties held for sale                           $42,203     $   203   $     0    $      0    $      0
Valuation reserve                                   (3,307)          0         0           0           0
Investments in real estate                               0      40,739    45,380      49,394      51,510
Real estate mortgage loans                             119         303       236         150       1,986
Allowance for possible investment losses                 0           0         0      (6,089)     (6,089)
Investments in securities                                0         267         0          0           0
Cash and cash equivalents                            1,490         188       251         315         721
Certificates of  deposit                                 0           0       500         500         500
Insurance settlement proceeds                            0           0     3,341           0           0
Total assets                                        43,852      43,076    51,004      45,499      50,249
Mortgage notes payable                               9,563       9,266    11,111      17,126      18,807
Bank notes payable                                   9,800       6,600    11,180       8,800      15,626
Shareholders' equity                                22,500      25,126    23,150      17,669      13,714
Number of Shares of Beneficial Interest
    outstanding at September 30                      5,179       5,217     5,471       3,716       1,957

                                   PART II
                                   -------

Item  7.    Management's Discussion and Analysis of Financial Condition and
-------     ---------------------------------------------------------------
             Results of Operations.
             ---------------------

Financial Condition
-------------------


During the three-year period ended September 30, 1996 the Trust's total assets decreased 4% to $43,852,000. On September 24, 1996 the Board of Trustees of the Trust announced that they unanimously voted to recommend a Plan for the Orderly Liquidation of the Trust (the "Plan"). The Plan, as proposed, would involve the sale of the Trust's properties during a period of approximately three years. Based on this announcement the Trust has reclassified all of its properties to Properties held for sale at September 30, 1996, in accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of" ("SFAS No. 121"). The Trust made a review of the carrying value of all the properties at September 30, 1996 and determined that four of the Trust's properties had a carrying value higher than the estimated fair value, less cost to sell. The Trust, therefore, established a valuation reserve for these four properties which totaled $3,307,000. In determining the estimated fair value, less cost to sell, the Trust applied an estimated capitalization rate to the individual properties' cash flow. The Trust did not deem it necessary to obtain appraisals of any of its properties. See Item 2, Part I for allocation of the valuation reserve. In 1994 the Trust applied the allowance for possible investment losses to three previously foreclosed properties for which it had been previously provided. This application was done in connection with the Trust's regular evaluation of its portfolio of properties. The evaluation concluded that it was unlikely that these properties would recover in value and, therefore, they were written down to their net realizable value.


During this three-year period the carrying value of the Trust's invested assets decreased 10% or $4,440,000 to $39,015,000. In fiscal 1996 the Trust purchased the land on which its Englewood Bank Building, located in Englewood, Colorado, is located. This land, which was previously leased by the Trust, was purchased for a price of $1,263,000. Also, the Trust purchased a 52,554 square foot suburban office building located in Arlington, Texas, for a purchase price of $2,202,000. Additionally, during 1996 the Trust sold three improved properties. The first was the sale during January and February of three condominium units located in Davie, Florida, for a combined sales price of $138,000 which resulted in a gain of $69,000. The second was the $600,000 sale of European Crossroads in Dallas, Texas, which resulted in a loss of $313,000. The third was a $615,000 sale of two of the five buildings comprising the Walnut Stemmons Office Park located in Dallas, Texas and resulted in a gain of $261,000. In fiscal 1995 the Trust sold three improved properties. The first was the sale of the 197 room Quality Hotel in St. Louis, Missouri for $2,650,000, which resulted in a gain of $452,000. The second was the sale of the 124 unit Parkwood Place Apartments in Greeley, Colorado for $2,595,000, which resulted in a gain of $1,859,000. The third was the sale of the 51,000 square foot Walnut Hill West office building in Dallas, Texas for $800,000 which resulted in a gain of $97,000. In fiscal 1994 the Trust purchased a 104,000 square foot office building located in Dallas, Texas for $3,918,000. Of this amount, $2,170,000 was provided by a first mortgage loan on the property which the Trust obtained at the time of the purchase. Additionally, the Trust sold four vacant land parcels during this three-year period. The result of the three purchases during this three-year period was an increase of approximately $7,387,000 to the carrying value of the Trust's portfolio of invested assets. The result of all the sales during this three year period was a decrease of approximately $5,328,000 to the carrying value of the Trust's portfolio of invested assets. Additionally, the recording of $5,648,000 of depreciation, a non-cash adjustment, reduced the carrying value during this three-year period. Also, during this three-year period, the Trust made improvements to its existing properties of $2,491,000 and received payments totaling $533,000 on real estate mortgage loans.

                                     PART II
                                     -------

Item 7.    Management's Discussion and Analysis of Financial Condition and
           ---------------------------------------------------------------
           Results of Operations  -  (Continued)
           --------------------

Financial Condition - (Continued)
-------------------

During the three-year period ended September 30, 1996 the Trust's mortgage notes payable decreased 44% or $7,563,000 to $9,563,000. This resulted from additional borrowings of $500,000 under one of the existing mortgage loans, amortization payments of $1,029,000, the repayment of a $7,689,000 maturing loan, and additional repayments/paydowns which reduced the mortgage notes payable $1,515,000. Of this $1,515,000, the actual cash outlay by the Trust was $1,463,000 with $52,000 representing discounts obtained by the Trust. Additionally, the Trust obtained a $2,170,000 first mortgage loan in connection with its purchase of a 104,000 square foot office building, as referenced above. The Trust's bank notes payable increased $1,000,000 during the three-year period ended September 30, 1996 to $9,800,000. The Trust borrowed $10,899,000, $7,689,000 of which was used to repay the above referenced maturing mortgage loan and the remaining $3,200,000 was used for the purchase of properties during 1996, and made principal amortization and repayments of $9,889,000.


During the three-year period ended September 30, 1996 the Trust's shareholders' equity increased 27% or $4,831,000 to $22,500,000. This increase was primarily the result of the Trust receiving $5,929,000 from its 1993 rights offering, which expired January 28, 1994, net of $1,532,000 to repurchase 38,000 of the Trust's Shares in fiscal 1996, 253,553 of the Trust's Shares in fiscal 1995 and 103,210 of the Trust's Shares in fiscal 1994, $3,080,000 of net income and $2,646,000 of distributions to shareholders during this three-year period. As a result of the Trust's total debt being reduced approximately $6,563,000 and total shareholders' equity increasing $4,831,000, the Trust's debt to shareholders' equity ratio has decreased to .86-to-1.00 at September 30, 1996 from 1.47-to-1.00 at September 30, 1993.

Liquidity and Capital Resources
-------------------------------

For each of the fiscal years ended September 30, 1996, 1995 and 1994, the Trust's portfolio of invested assets generated sufficient revenues to cover all operating expenses (excluding depreciation, a non-cash expense and in 1996 the provision for valuation reserve, also a non-cash expense), required mortgage notes amortization payments, required bank amortization payments, capital improvements to existing properties, and distributions to shareholders. During this three-year period the year end occupancy of the Trust's portfolio has been 79% at September 30, 1994, 81% at September 30, 1995, and 91% at September 30, 1996 while the average rental rates per square foot have increased from $8.47 for the year ended September 30, 1994 to $8.61 for the year ended September 30, 1995 to $9.14 for the year ended September 30, 1996. At this time Management assumes that the Trust will be implementing its Plan of liquidation during fiscal 1997. On October 7, 1996 the Trust completed a $2,450,000 sale of the Littleton Bank Building located in Littleton, Colorado. This sale resulted in a gain of approximately $563,000 which will be reported in the first quarter of Fiscal 1997. Currently, the Trust has four of its properties under contracts of sales. The Englewood Bank Building located in Englewood, Colorado is under a contract of sale for a sales price of $5,350,000. The Executive Club Building located in Denver, Colorado is under a contract of sale for $5,300,000. The Spring Village Shopping Center located in Davenport, Iowa is under a contract of sale for a sales price of $5,350,000. The Warren Plaza Shopping Center loacated in Dubuque, Iowa is under a contract of sale for a sales price of $5,950,000. All four of these contracts provide for due diligence periods, during which time the buyer could cancel the contract at his option. Additionally, after the completion of the due diligence period the buyer will place a non-refundable deposit with the Trust. Should the buyer fail to complete the sale, these deposits would be forfeited and retained by the Trust. Therefore,

                                     PART II
                                     -------

Item 7.    Management's Discussion and Analysis of Financial Condition and
           ---------------------------------------------------------------
           Results of Operations  -  (Continued)
           ---------------------

Liquidity and Capital Resources  -  (Continued)
-------------------------------

there is no guarantee that these properties will actually be sold at the prices stated. Also, the Trust has signed Letters of Intent with various buyers for the sales of three additional properties. The total gross sales prices for these three properties is $15,640,000. Letters of intent are only agreements in principle on the most fundamental terms and the parties do not intend that there be any binding obligation to buy or sell the property until such time as a contract of sale is executed by both the buyer and the Trust. However, even though additional properties could be sold during fiscal 1997 the Trust's estimate for fiscal year 1997 is that operating revenues should be sufficient to cover all operating expenses (excluding depreciation, a non-cash expense), required monthly mortgage amortization payments and anticipated improvements to existing properties. Under the Plan the only distributions the Trust will make to Shareholders will be liquidating distributions resulting from the sales of Properties. Additionally, during 1997 the Trust will accrue certain employee severance payments which will be made to terminated employees primarily from the proceeds of Property sales.

Management has from time to time undertaken a major renovation of a Property in order to keep it competitive within its market. Currently, the Cannon West Shopping Center located in Austin, Texas is having a trench drain installed at a cost of approximately $150,000. This work is being done in order to combat a sub-soil problem at the property. Management believes that the installation of the trench drain will alleviate the problem. The cost of this work will be reported in the first two quarters of fiscal year 1997. Additionally, Management is reviewing plans for the installation of new store fronts at Tiffany Plaza, a shopping center located in Ardmore, Oklahoma. The current estimated cost of this work is $250,000. If the Trust proceeds with this work it should begin in the spring of 1997. No other renovation projects are currently contemplated or in process.

The Trust's cash flow from operations decreased $1,213,000 (55%) when comparing 1996 to 1995. The decrease was primarily due to the net activity of the following items:

  * In 1996 the Trust had an operating loss of $2,060,000 compared to an operating income of $596,000 in 1995, or a decrease of $2,656,000. Included in the 1996 results was a $3,307,000 provision for valuation reserve, which was a non-cash expense. Also, income from real estate operations was $424,000 higher in 1996 than 1995. Additionally, 1996 included $225,000 of dividend income with no like income in 1995.

  * Other assets increased $1,971,000 from 1995 to 1996. Of this amount $1,918,000 represents the amount due the Trust on its sale of securities, which amount was received by the Trust on October 1, 1996.

For 1996 the net cash used in investing activities was $1,995,000. As previously discussed, the Trust purchased land and a suburban office building for a total of $3,465,000. The Trust also purchased securities for $2,057,000. Additionally, the Trust expended $972,000 for improvements to existing properties. Cash inflows included proceeds from the sale of three condominiums, two small office buildings and a retail center totaling $1,386,000, $2,929,000 from the sale of securities and $184,000 in real estate mortgage loan repayments. During 1995, as previously discussed, the Trust sold three improved properties and a vacant land parcel. The proceeds from these sales totaled $5,545,000. Additionally, at the completion of the

                                     PART II
                                     -------

Item 7.    Management's Discussion and Analysis of Financial Condition and
------     ---------------------------------------------------------------
           Results of Operations  -  (Continued)
           ---------------------

Liquidity and Capital Resources  -  (Continued)
-------------------------------

renovation and repair project on the Tulsa, Oklahoma Petroleum Club Building the insurance settlement proceeds exceeded the expenditures for the work by $738,000. The Trust also received $145,000 in real estate loan repayments. The only net cash outflow was the $666,000 (primarily tenant improvements) spent on improvements to existing properties and the $240,000 which the Trust invested in the purchase of 14,000 shares in a real estate company. In 1996 net cash from financing activities totaled $2,286,000 while in 1995 net cash used in financing activities totaled $7,809,000, a variance of $10,095,000. Mortgage notes payable amortization payments were $203,000 in 1996 and $330,000 in 1995. Principal prepayments were $1,463,000 in 1995, as the Trust repaid a $498,000 first mortgage loan and settled a $1,017,000 first mortgage loan for $965,000 (the settlement resulted in a $52,000 extraordinary income item). In 1996 the Trust borrowed an additional $500,000 on one of its existing mortgage loans. In 1995 the Trust paid off its $3,460,000 1986 loan and paid down the 1994 Credit (defined below) $1,089,000. In 1996 the Trust borrowed $3,200,000 which was used in the purchase of property, as previously discussed. In 1996 the Trust repurchased and retired 38,000 of its shares at a cost of $174,000. In 1995 the Trust repurchased and retired 14,000 of its shares for a cost of $48,000 and through a tender offer made to all shareholders of the Trust repurchased and retired 239,553 of its shares for a cost of $1,014,000. In 1995 the Trust redeemed a $500,000 certificate of deposit. In 1996 the Trust made five distributions of $.04 per share to shareholders of the Trust for a total of $1,037,000. In 1995 the Trust made four distributions of $.04 per share for a total of $874,000.

On November 30, 1994 the Trust and National City Bank of Cleveland, Ohio and Manufacturer's and Traders Trust Company of Buffalo, New York executed a revolving line of credit agreement for a maximum of $25,000,000 (limited by the value of the collateral provided) ("1994 Credit"). The 1994 Credit was for an initial term of three years. Each year the lenders review the 1994 Credit with the option of extending the credit for one additional year. During 1996 the lenders extended the 1994 Credit to March 1, 1999. If the lenders do not extend the credit then, absent an event of acceleration, the Trust will have two years in which to repay all borrowings outstanding under the 1994 Credit. The loans will bear interest at the Trust's option at any of the following rates: (i) 1/4 of 1% over the prime lending rate; (ii) 250 basis points over the LIBOR rate; or
(iii) NCB's fixed interest rate available from time to time.

In addition to the required monthly amortization payments under the terms of the first mortgage loans the Trust currently has (see Note E to the financial statements), during the next five fiscal years the Trust's major debt maturities are: in fiscal 1999 the 1994 Credit, which currently has a balance of $9,800,000 outstanding and on August 19, 2000 a $2,612,000 first mortgage loan.

Since Management is currently under the assumption that the Trust will be selling its Properties under the Plan, the 1994 Credit and the first mortgage loans should be repaid through the sales of the Properties. The first mortgage loans will be required to be paid off at the closing of the sale of the Property securing the loan. The 1994 Credit will be paid down at the time any of the Properties securing the 1994 Credit are sold.

Results of Operations
---------------------

FISCAL YEAR COMPARISON:

Income from real estate operations in 1996 increased $424,000 (14%) and $781,000 (29%) as compared to

                                     PART II
                                     -------

Item 7.    Management's Discussion and Analysis of Financial Condition and
           ---------------------------------------------------------------
           Results of Operations  -  (Continued)
           ---------------------

Results of Operations  -  (Continued)
---------------------

1995 and 1994, respectively. The increases related primarily to higher rental income in 1996 compared to both 1995 and 1994 and lower depreciation expense in 1996 compared to both 1995 and 1995. Rental income was $223,000 (2%) higher in 1996 than 1995, and $718,000 (7%) higher in 1996 than 1994. Depreciation expense in 1996 was $16,000 (1%) and $142,000 (7%) lower than in 1995 and 1994, respectively. Real estate operating expenses were $185,000 (4%) lower in 1996 than 1995, but $79,000 (2%) higher in 1996 than 1994. The reasons for these variances in rental income, real estate operating expenses and depreciation expense are described below.

The Trust considers the cyclical nature of real estate markets a normal part of portfolio risk. The performance of the various real estate markets and economies of the Southwest remains mixed. Improvement in the Trust's operations will depend partially upon further economic recovery of the Southwest and, in particular, the local markets and properties where the Trust operates, especially Dallas, Texas.

1996 - 1995

Income from real estate operations increased $424,000 (14%) from 1995 to 1996. Rental income increased $223,000 (2%) from 1995 to 1996. Real estate operating expenses were $185,000 lower in 1996 than 1995. The increase in rental income was primarily due to an increase in occupancy (91% at September 30, 1996 versus 81.5% at September 30, 1995) and an increase in average rental rates ($9.14 per occupied square foot at September 30, 1996 versus $8.61 per occupied square foot at September 30, 1995). The decrease in real estate operating expenses was primarily due to the sales during 1995 of the 124 unit Parkwood Place Apartments located in Greeley, Colorado and the 51,000 square foot Walnut Hill West office building located in Dallas, Texas, as well as the March, 1996 sale of the European Crossroads a office/retail complex located in Dallas, Texas. During 1996 the Trust received $225,000 of dividend income on securities owned. There was no dividend income reported in 1995. At September 30, 1996, in accordance with the Plan the Trust made a provision for valuation reserve of $3,307,000. There was no provision made in 1995.

In 1996 the Trust recorded net gains on the sales of real estate totaling $40,000 as the result of four sales. The sales were as follows: (i) In January and February, 1996 the sale of three condominium units located in Davie, Florida for a combined sale of $138,000, resulting in a total gain of $69,000; (ii) March, 1996 $600,000 sale of the European Crossroads located in Dallas, Texas, which resulted in a loss of $313,000; (iii) April, 1996 $115,000 sale of 7.42 acres of vacant land located in Akron, Ohio, which resulted in a gain of $23,000; and (iv) September, 1996 $615,000 sale of two of the five buildings of the Walnut Stemmons Office Park located in Dallas, Texas, which resulted in a gain of $261,000. In 1995 the Trust reported gains on the sales of real estate totaling $2,499,000 on the sales of four properties. These sales are described in detail under the 1995 - 1994 analysis below.

In 1996 the Trust recorded gains on the sales of securities of $632,000. There were no gains on the sales of securities for 1995. For 1996 there were no extraordinary items. For 1995 the Trust reported $790,000 of extraordinary items which are described under the 1995 - 1994 analysis below.

1995 - 1994

Income from real estate operations increased $357,000 (13%) from 1994 to 1995. Rental income increased

                                    PART II
                                    -------

Item 7.     Management's Discussion and Analysis of Financial Condition and
            ---------------------------------------------------------------
            Results of Operations  -  (Continued)
            ---------------------

Results of Operations  -  (Continued)
---------------------
$495,000 (5%) from 1994 to 1995. Real estate operating expenses were $264,000 (5%) higher in 1995 compared to 1994. The increase in rental income and real estate operating expenses were primarily due to the Trust's purchase in August, 1994 of a 104,000 square foot office building located in Dallas, Texas. Additionally, depreciation expense was $126,000 (6%) lower in 1995 than 1994. The $343,000 (16%) decrease in interest expense was primarily due to lower outstanding balances. In March, 1995 the Trust repaid a $498,000 first mortgage loan on its shopping center located in Ardmore, Oklahoma. In May, 1995 the Trust settled at a discount a $1,017,000 first mortgage loan on its office building located in Englewood, Colorado. In February and March, 1995 the Trust repaid the $3,460,000 1986 loan it had with a bank. Additionally, the Trust reduced the 1994 Credit balance from $7,689,000 to $6,600,000 (a reduction of $1,089,000)
during 1995.

In 1995 the Trust recorded gains totaling $2,499,000 as the result of four property sales. The sales and gains were as follows: (i) February, 1995 $2,650,000 sale of the 197 room Quality Hotel located in St. Louis, Missouri, which resulted in a gain of $452,000; (ii) March, 1995 $2,595,000 sale of the 124 unit Parkwood Place Apartments located in Greeley, Colorado which resulted in a gain of $1,859,000; (iii) March, 1995 $800,000 sale of the 51,000 square foot Walnut Hill West office building located in Dallas, Texas which resulted in a gain of $97,000; and (iv) May, 1995 $212,000 sale of 17.7697 acres of vacant land located in Akron, Ohio which resulted in a gain of $91,000. In 1994 the Trust recorded gains on the sales of both a 69 acre and a 17 acre vacant land parcel located in Akron, Ohio which resulted in total gains of $445,000.

In 1995 the Trust settled at a discount a $1,017,000 first mortgage loan on its office building located in Englewood, Colorado. This settlement resulted in an extraordinary income item of $52,000. In January 1994 the Trust's Petroleum Club Building located in Tulsa, Oklahoma sustained a major fire. In July, 1994 the Trust and its insurance company agreed on a settlement of $6,025,000. The Trust has completed all necessary repairs and building improvements. Upon completion of the work there was $738,000 of the settlement which had not been expended. The Trust has recorded this $738,000 as an extraordinary income item in fiscal 1995. In addition $253,000 was the cost of building improvements made as part of the building restoration. This $253,000 was capitalized as building improvements and also was recorded as an extraordinary income item in fiscal 1994.

Dividends:
---------

For 1994 the Trust paid distributions to its shareholders of $735,000 or $.15 per share. For the shareholders $.07 per share of these distributions were classified for tax purposes as dividends and $.08 per share were classified as return of capital.

For 1995 the Trust paid distributions to its shareholders of $874,000 or $.16 per share. For the shareholders these distributions were classified for tax purposes as dividends.

For 1996 the Trust paid distributions to its shareholders of $1,037,000 or $.20 per share. For the shareholders the $.04 per share paid in October, 1995 was classified for tax purposes as dividends. The $.04 ($.16 total) per share paid in January, April, July, and September, 1996 will be classified for tax purposes as return of capital.

                                     PART II
                                     -------

Item 7.  Management's Discussion and Analysis of Financial Condition and
         ---------------------------------------------------------------
         Results of Operations - (Continued)
         ---------------------

Income Taxes:
------------

At September 30, 1996 the Trust had net deferred tax assets of approximately $3,048,000. As was the case at both September 30, 1995 and 1994 the Trust has established a valuation allowance equal to its net tax assets as there is doubt as to whether the net deferred tax asset will be realized.

Other:
-----

Inflation, which has been at relatively low rates for the past three years, has had an immaterial impact on the Trust's operations during the three-year period ended September 30, 1996.


Item 8.     Financial Statements and Supplementary Data.
------      -------------------------------------------

The response to this Item is submitted in a separate section of this report. See
Item 14 of this report for information concerning financial statements and schedules filed with this report. The quarterly financial data required by this item is included as Note L of the Notes to Financial Statements filed in Part IV, Item 14 (a) (1) and (2).


Item 9.   Disagreement on Accounting and Financial Disclosure.
------    ----------------------------------------------------

There has not been any change in the Trust's independent auditors, nor have there been any disagreements concerning accounting principles, auditing procedures, or financial statement disclosure within the twenty four (24) months prior to the date of the most recent financial statements presented in this report.

                                    PART III
                                    --------

Item  10.  Directors and Executive Officers of the Registrant.
--------   --------------------------------------------------

Trustees of the Registrant:
--------------------------

         Based upon information received from the respective Trustees as of November 15, 1996, the following information with respect to each person is furnished:

                                                             Position(s) with the Trust,
                                                           Principal Occupation, Business
Name (Age) of Trustee                                    Experience and Other Directorships
---------------------                                    -----------------------------------
Howard Amster
(49)(a)                                      Trustee  of the Trust  since  December,  1992;  Investment  Consultant with Everen Securities,  Inc. (securities,  investments),  Director of
                                             Astrex, Inc. (distributor of electronic components).

Robert H. Kanner
(49)(b)                                      Trustee of the Trust since December,  1992; President,  Chairman and a
                                             Director   of   Pubco   Corporation    (computer   printer   supplies,
                                             manufacturing,  and specialty construction  products).  Until June 27,
                                             1996,   President,   Chairman   and  a  Director  of  Bobbie   Brooks,
                                             Incorporated   and   Chairman   and  a  Director   of  Aspen   Imaging
                                             International,   Inc.,   which   companies   were  merged  into  Pubco
                                             Corporation  on  that  date.  Director  of  Riser  Foods,  Inc.  (food distribution).

John C. Kikol
(52)                                         Trustee of the Trust  since 1982;  President  of the Trust since 1974;
                                             Chairman of the Trust since February, 1995.

Leighton A. Rosenthal
(81)(c)                                      Trustee of the Trust since  October,  1991;  President  LARS Aviation,
                                             Inc. (private aircraft charters), Cleveland, Ohio.

John D. Weil
(56)(d)                                      Trustee of the Trust since June, 1991;  President  Clayton  Management
                                             Co.  (bookkeeping  and  investment  management  services),  St. Louis,
                                             Missouri.  Director of Cliffs  Drilling (oil service),  Oglebay Norton
                                             Company  (lake  shipping,   mining  and   manufacturing),   Physicians
                                             Insurance  Company of Ohio (medical  malpractice  insurance)  and Todd
                                             Shipyards, Inc. (ship building and repair company).

(a)      Chairman of the Audit Committee.

(b)      Chairman of Investment Committee.

(c)      Chairman of the Nominating Committee.

(d)      Chairman of Compensation Committee.



Each Trustee is a member of all of the Committees of the Trust, except that Mr. Kikol does not serve on the Compensation

                                    PART III
                                    --------

Item  10.  Directors and Executive Officers of the Registrant - (Continued)
--------   -------------------------------------------------
Committee.

Except as otherwise indicated in the above table, each Trustee has had the principal occupation or former occupation indicated for more than five years.


Executive Officers of the Registrant:
------------------------------------


                                 Position(s) with the Trust,
                                    Principal Occupation,
                                    Business, Experience,
Name (age)                        and Other Directorships
----------                       ---------------------------
John E. Kikol (52)        Chairman; Chairman of the Board of
                          Trustees since 1995; Trustee of the Trust
                          since 1982; President of the Trust since 1974.

Michael R. Thoms(48)      Vice President and Treasurer of the Trust since 1987.

Raymond C. Novinc(47)     Vice  President,  Secretary  and  Counsel  of the  Trust
                          since 1986.

Brian D. Griesinger (35)  Vice President--Management and Acquisitions of
                          the Trust since 1989.



Item  11  Executive Compensation.
--------  ----------------------

Summary Compensation of Executive Officers:
------------------------------------------

The following table sets forth the compensation awarded to, earned by or paid to the Chairman, President and Chief Executive Officer of the Trust, who was the only executive officer of the Trust whose total salary and bonus exceeded $100,000 for fiscal 1996.

                                            Summary Compensation Table
                                                                                         Long-term
                                                                                        Compensation
          Name and                   Fiscal                                             ------------            All Other
          Principal                   Year          Salary            Bonuses             Options             Compensation
          Position                    Ended            $                 $              Granted (1)               $(2)
          --------                    -----            -                 -              -----------               ----
John C. Kikol                        9/30/96         $135,000         $47,000              --                   $15,151
  Chairman, President                9/30/95          135,000          47,000              3,000                $13,197
  & Chief Executive                  9/30/94          134,872          22,500             15,000                  8,915
  Officer

                                    PART III
                                    --------

Item 11.  Executive Compensation. - (Continued)
-------   ----------------------

(1) Mr. Kikol agreed to waive all rights with respect to options granted under the Trust's 1992 Stock Option Plan in the Amended and Restated Employment Agreement, dated as of September 24, 1996, between the Trust and Mr. Kikol. See "New Employment Agreement."

(2) For fiscal 1996, represents the premium paid ($2,400) by the Trust for a "key man" insurance policy for the benefit of the Chief Executive Officer and his designated heirs and pension plan contribution ($12,751) for the Chief Executive Officer.


Old Employment Agreement:
------------------------

Effective as of January 1, 1993, the Trust entered into an Amended and Restated Employment Agreement (the "Agreement") with John C. Kikol, the Chief Executive Officer of the Trust. The Agreement obligated the Trust to pay the Chief Executive Officer an annual base salary, subject to increase at the discretion of the Board. The Agreement also provided for an annual incentive cash bonus to the Chief Executive Officer based upon financial goals to be established by the Trust's Compensation Committee. Either the Trust or the Chief Executive Officer had the right to terminate the Agreement at any time, for any reason, without any prior notice to the other; however, in the event of the Trust's termination of the Chief Executive Officer, or a material change in the Chief Executive Officer's duties (other than for termination for a felony conviction as described in the Agreement), the Chief Executive Officer was entitled to a severance payment equal to the product of the Chief Executive Officer's base monthly salary plus one-twelfth of the officer's prior year's incentive cash bonus multiplied by a factor of 1.5 times the number of years the Chief Executive Officer was employed by the Trust or its previous Adviser, up to a maximum factor of thirty-six. Had the Trust elected to terminate the Chief Executive Officer as of December 31, 1996, the Trust would have been obligated to pay Mr. Kikol the sum of $546,000 as a severance payment under the Agreement. Notwithstanding the foregoing, in the event the Chief Executive Officer refused to accept a transfer to a location outside the Cleveland area where the Trust has a substantial investment, the Trust's obligation for severance payment set forth above would be reduced to 50% of the above maximum severance payment. The Agreement also contained certain other provisions customary in executive compensation and employment agreements.

The terms of Mr. Kikol's employment with the Trust were amended and completely restated by the Amended and Restated Employment Agreement, dated as of September 24, 1996, between the Trust and Mr. Kikol, which will be deemed to have become effective September 1, 1996, provided that the shareholders of the Trust approve the Employment Agreement. See "Ratification of Employment Agreement."

New Employment Agreement:
------------------------

In connection with the adoption of the Plan by the Board of Trustees, the Compensation Committee of the Board of Trustees has approved the Amended and Restated Employment Agreement, effective as of September 1, 1996, between the Trust and Mr. Kikol (the "Employment Agreement"), subject to the approval of the Trust's shareholders. The Employment Agreement amends and completely restates the terms of Mr. Kikol's employment as President of the Trust as formerly set forth in an Amended and Restated Employment Agreement dated as of January 1, 1993 between Mr. Kikol and the Trust.

PURPOSE. The Trust entered into the Employment Agreement in order to induce Mr. Kikol to remain as President to implement and oversee execution of the Plan, and to provide incentive to Mr. Kikol to maximize the liquidating distributions to shareholders of the Trust by tying his compensation to the aggregate amount of such distributions.

SALARY, BONUS AND OTHER COMPENSATION. The Employment Agreement provides that the Trust will pay Mr. Kikol a base salary, from the date of effectiveness of the Employment Agreement through December 31, 1996, at a rate of $135,000 per year payable in semi-monthly installments, plus a bonus of $47,000 payable on December 1, 1996. After December 31, 1996, Mr. Kikol's base salary will be paid by the Trust at a rate of $182,000 per year in semi-monthly installments.
                                      -34-

                                    PART III
                                    --------

Item  11.  Executive Compensation. -  (Continued)
--------   ----------------------

Under the Employment Agreement, Mr. Kikol waived all rights to unexercised stock options to purchase Shares of Beneficial Interest of the Trust granted to him under the Trust's 1992 Incentive Stock Option Plan. In lieu of such options, the Trust will pay to Mr. Kikol amounts based upon the liquidating distributions to the Trust's shareholders from time to time (the "Payments"), including a gross up amount (the "Gross Up Amount") that, when added to the Payments, will allow Mr. Kikol to retain a net amount after payment of all federal, state and local income taxes equal to the net amount of the Payments. The Payments and Gross Up Amount will be paid to Mr. Kikol at the same time as liquidating distributions are made to shareholders. The Payments are designed to compensate Mr. Kikol in amounts similar to the liquidating distributions that he would receive if he exercised the options prior to such distributions. The Payments would be net of the exercise price of the respective options, and the Gross Up Amount would be paid in recognition of the fact that Mr. Kikol would have been able to apply capital loss carryforwards to any capital gains he would recognize on the sale of Shares of Beneficial Interest acquired through exercise of the incentive stock options. The Trust believes that it will not be economically disadvantaged by payment of the Gross Up Amount because the Trust expects to be able to deduct for federal income tax purposes the full amount of Payments and the Gross Up Amount, whereas it would not be entitled to any deduction upon the exercise of incentive stock options.

INCENTIVE COMPENSATION PROGRAM. The Employment Agreement also provides for participation by Mr. Kikol in an incentive compensation program for officers of the Trust (the "Incentive Compensation Program"). Under the Incentive Compensation Program, an incentive compensation pool is created for distribution to certain key employees. The amount to be allocated to the pool is calculated based on amounts otherwise available to be paid by the Trust as liquidating distributions to its shareholders. The amount allocated to the pool will be the sum of: (a) 10% of all amounts otherwise available for distribution between $4.75 and $5.50 per Share; and (b) 15% of all amounts otherwise available for distribution in excess of $5.50 per Share. For purposes of computing the amount payable to the pool, liquidating distributions when made are reduced to their present value amount as of January 1, 1997 using a discount rate of 10%. The amounts will be allocable to the pool and available for distribution to the key employees at the same time, and from time to time, as liquidating distributions are made to shareholders. Mr. Kikol is entitled to receive not less than 80% of amounts distributed from the pool.

If the Trust continues to hold properties at the end of the Liquidation Period, the value of such properties will be considered a deemed distribution to shareholders as of the end of the Liquidation Period in order to complete the determination of all present valued liquidating distributions made during the liquidation process. The Trust will then have the option of (i) allocating to the pool an amount based on the deemed distribution of unsold properties (reduced to a present value number and based on the 10%/15% formula described above) or (ii) making an in kind allocation to the pool of an ownership interest in the remaining unsold properties equal in value to the amount described in
(i).

If Mr. Kikol is terminated by the Trust (a) during 1998 and he has failed to sell at least three Trust properties before the end of calendar year 1997 or (b) during 1999 or thereafter and he has failed to sell at least three Trust properties during calendar year 1998, Mr. Kikol is entitled to an immediate cash payment of $250,000 in lieu of any participation in the pool. If Mr. Kikol's employment is terminated during 1997 or during the periods indicated above and he has not failed to sell the required number of Trust properties as described above, Mr. Kikol will be entitled to payments from the pool when pool distributions are made, as if his employment had not been terminated. Mr. Kikol will have this same entitlement if he voluntarily terminates his employment because of a material change in his duties. If Mr. Kikol's employment is terminated because of his death or disability and prior to such death or disability the present valued liquidating distributions paid and payable from the proceeds of sales of Trust properties equaled or exceeded $4.75 per share, he or his personal representative, as the case may be, will be entitled to receive distributions from the pool to the extent that prior pool distributions have not taken into account such present valued liquidating distributions. If Mr. Kikol is terminated for misappropriation of Trust funds or property in the amount of $25,000 or more, or if he voluntarily terminates his employment with the Trust other than because of a material change in his duties, he forfeits any right to payment from the pool.

                                    PART III
                                    --------

Item  11.  Executive Compensation. - (Continued)
--------   ----------------------

CERTAIN BENEFITS. The Employment Agreement provides for the continuation of certain plan benefits currently provided to Mr. Kikol, including health and accident insurance, retirement, group life insurance and similar plan benefits. Mr. Kikol also is entitled to payment or reimbursement of business expenses, the use of an automobile, the payment of club dues and the payment of premiums on an insurance policy on his life.

TERMINATION OF AGREEMENT. The Employment Agreement may be terminated by either the Trust or Mr. Kikol at any time and for any reason without prior notice to the other. If terminated (i) by the Trust (except on the grounds of Mr. Kikol's misappropriation of Trust funds or property) or (ii) by the death or disability of Mr. Kikol or (iii) by Mr. Kikol because of a material change in his duties, the Employment Agreement provides for a severance payment to Mr. Kikol in the amount of $546,000. Such severance payment will be paid only if Mr. Kikol delivers to the Trust, prior to such payment, a release of all claims against the Trust. The Employment Agreement automatically terminates upon the death or disability of Mr. Kikol. This severance payment is in addition to any payment to which Mr. Kikol may be entitled under the Incentive Compensation Program described above.

PAYMENT OF LEGAL FEES. The Employment Agreement provides for the payment of Mr. Kikol's legal fees and expenses under certain circumstances, including the failure of the Trust to comply with its obligations under the Employment Agreement or in the event that the Trust or any other person takes action to declare the Employment Agreement void and unenforceable or institutes litigation to deny or recover from Mr. Kikol the benefits intended to be provided under the Employment Agreement.

EXCISE TAX GROSS UP PAYMENT. If amounts payable to Mr. Kikol under the Employment Agreement become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, he is entitled to a gross up payment such that, after the payment of the excise tax and any federal, state or local income taxes on such gross up payment, he retains a net amount equal to the amount he would if retained from payments under the Employment Agreement had the excise tax not been applicable.

MANAGEMENT AGREEMENT. The Employment Agreement provides that, if so requested by the Trust by means of 90 days advance written notice, Mr. Kikol will manage the remaining unsold properties of the Trust, if any, upon completion of the liquidation process, for an annual management fee equal to five percent of the "gross property income" of such properties (i.e., gross rental receipts without reduction for customary on-site expenses or reasonable travel expenses related to such property) pursuant to a separate management agreement. Mr. Kikol's duties under such an agreement would be, among others, to attend to routine operational obligations associated with property management, administrative matters, investor relations and public company duties. All salary and benefits payable to Mr. Kikol under the Employment Agreement (other than those which become payable prior to its termination) will cease at the commencement of the term of the management agreement. Either party may terminate such management services upon 90 days advance written notice to the other.

RATIFICATION. Ratification by shareholders of the adoption by the Board of Trustees of the Employment Agreement requires the affirmative vote of holders of a majority of Shares of Beneficial Interest represented at the meeting at which such is taken. Such ratification is assured because Trustees of the Trust holding approximately 70% of the outstanding Shares of Beneficial Interest of the Trust have agreed to vote their Shares in favor of ratification of the Employment Agreement.

The Trust compensates all Trustees (other than Mr. Kikol, who does not receive fees for service as a Trustee) at a rate of $8,000 per annum which is paid in quarterly installments of $2,000, said sum being in lieu of all meeting and other fees. In addition, all Trustees are reimbursed for actual expenses incurred in connection with meetings attended or extended services provided.

                                    PART III
                                    --------

Item  12.  Security Ownership of Certain Beneficial Owners and Management.
--------   --------------------------------------------------------------

The following table sets forth, as of November 15, 1996, information furnished to the Trust with respect to the beneficial ownership of the Trust's Shares of Beneficial Interest by each shareholder or group of shareholders known to the Trust to be the beneficial owner of more than five (5%) percent of the Trust's outstanding Shares of Beneficial Interest, each present Trustee, each nominee for election as Trustee, each executive officer of the Trust, and all present Trustees and executive officers of the Trust as a group.

                  Beneficial Owner, Trustee,                            Number of Shares
                 Officer or Number of Persons                             Beneficially             Percent of
                           in Group                                         Owned(a)                  Class
                           --------                                         --------               -----------
Howard Amster (Beneficial owner and Trustee)(b)                             1,152,180                   22.4%
       23811 Chagrin Blvd., Chagrin Plaza East
       Suite 200
       Beachwood, Ohio  44122

Robert H. Kanner (Beneficial owner and Trustee)(c)                          1,300,000                   25.3
       3830 Kelley Avenue
       Cleveland, Ohio  44114

John C. Kikol (Trustee and officer)(d)                                         70,479                    1.4
       2001 Crocker Road, Suite 400
       Westlake, Ohio  44145

Leighton A. Rosenthal (Beneficial owner and Trustee)                          393,000                    7.7
       The Halle Building, Suite 310
       1228 Euclid Avenue
       Cleveland, Ohio  44115

John D. Weil (Beneficial owner and Trustee)(e)                                745,000                   14.5
       200 North Broadway, Suite 825
       St. Louis, Missouri  63102-2573

Brian D. Griesinger (Officer)                                                   7,000                      *
       2001 Crocker Road, Suite 400
       Westlake, Ohio  44145

Raymond C. Novinc (Officer)                                                     8,045                      *
       2001 Crocker Road, Suite 400
       Westlake, Ohio  44145

Michael R. Thoms (Officer)(d)                                                  28,055                      *
       2001 Crocker Road, Suite 400
       Westlake, Ohio  44145

8 present Trustees and officers listed above                                3,688,820                   71.8

* Less than one percent.

(a)      Except as noted, in each case the beneficial owner has sole voting and sole investment power.

                                    PART III
                                    --------

Item  12.  Security Ownership of Certain Beneficial Owners and Management. -
--------   --------------------------------------------------------------
           (Continued)

(b) Includes 131,800 Shares of Beneficial Interest held by Tamra F. Gould (Mr. Amster's wife) in which Mr. Amster disclaims any beneficial interest. Excludes 27,600 Shares of Beneficial Interest held by Sonia Amster (Mr. Amster's mother) in which Mr. Amster disclaims any beneficial interest.

(c) The shares shown as being held by Robert H. Kanner are owned by a trust of which Mr. Kanner is the sole beneficiary. Mr. Kanner is not a trustee of such trust and has neither investment nor voting power in such shares. Trustees of such trust are Stephen R. Kalette and Eleonora Grmek who have an address of 3830 Kelley Avenue, Cleveland, Ohio 44114. Excludes 5,000 Shares of Beneficial Interest held by Buckeye Business Products Bargaining Unit Pension Trust of which Mr. Kanner is a trustee but not a participant.

(d) Includes 14,934 Shares of Beneficial Interest held in a trust in which Messrs. Kikol and Thoms are trustees with all voting and investment power and have an interest as beneficiaries (with respect to a portion of the trust's assets). The shares of Beneficial Interest held by all Trustees and officers as a group in the table have been adjusted to eliminate the duplication of beneficial ownership.

(e) Includes 25,000 Shares of Beneficial Interest held in the name of a family trust of which Mr. Weil is the trustee. Also includes 100,000 Shares of Beneficial Interest held in the name of Richard K. Weil (the father of Mr. Weil), 25,000 Shares of Beneficial Interest held in the name of Victoria L. Weil (the daughter of Mr. Weil) and 225,000 Shares of Beneficial Interest in the aggregate held by Richard K. Weil, Jr., Mark S. Weil and Paula K. Weil (siblings of Mr. Weil), the beneficial ownership of which he disclaims.

Item  13.  Certain Relationships and Related Transactions.
--------   ----------------------------------------------
None.

                                     PART IV
                                     -------

Item  14.    Exhibits, Financial Statement Schedules, and Reports on Form  8-K.
--------     -----------------------------------------------------------------

             (a)  The following documents are filed as a part of this
                  Report:

                  (1) The Financial Statements listed on the List of Financial Statements and Financial Statement Schedules are filed as a separate section of this Report.

                  (2) The Financial Statement Schedules listed on the List of the Financial Statements and Financial Statement Schedules are filed as a separate section of this Report.

                  (3) The exhibits required by Item 601 of Regulation S-K and identified on the Exhibit Index contained in this Report.

             (b) Reports on Form 8-K filed in the fourth quarter of Fiscal Year 1996:

                    Form 8-K dated September 24, 1996
                         Item 5. Other Events - - On September 24, 1996 the Board of Trustees of CleveTrust Realty Investors (the "Trust") determined that it would submit to the shareholders of the Trust a plan for the orderly liquidation of the Trust pursuant to
                         Article XIII of the Trust's Declaration. A copy of a News Release dated September 25, 1996 was filed as Exhibit 99.1.

                         Item 7. Financial Statements and Exhibits - - Press Release dated September 25, 1996.

             (c) The exhibits being filed with this Report are identified on the Exhibit Index contained in this Report.

             (d) The Financial Statement Schedules are filed as a separate section of this Report.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CLEVETRUST REALTY INVESTORS
Dated:   December 9, 1996           By:    /s/  Michael R. Thoms
                                           ----------------------------
                                           Michael R. Thoms
                                           Vice President and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the date indicated:

             Signature                     Title                           Date
             ---------                     -----                            ----

*/s/   John C. Kikol             Chairman of the Board of            December 9, 1996
----------------------------     Trustees, President and
John C. Kikol                    Principal Executive Officer

 /s/   Michael R. Thoms          Vice President, Treasurer
----------------------------     Principal Financial Officer         December 9, 1996
Michael R. Thoms                 and  Principal Accounting
                                 Officer

*/s/   Howard Amster             Trustee                             December 9, 1996
----------------------------
Howard Amster

*/s/   Robert H. Kanner          Trustee                             December 9, 1996
----------------------------
Robert H. Kanner

*/s/   Leighton A. Rosenthal     Trustee                             December 9, 1996
----------------------------
Leighton A. Rosenthal

*/s/   John D. Weil              Trustee                             December 9, 1996
----------------------------
John D. Weil

*/s/  By:  Michael R. Thoms                                          December 9, 1996
----------------------------
Michael R. Thoms
Attorney-in-Fact

                           ANNUAL REPORT ON FORM 10-K

                PART IV, ITEM 14(a)(1) and (2) and ITEM 14(d)

         LIST OF FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES



                          YEAR ENDED SEPTEMBER 30, 1996



                           CLEVETRUST REALTY INVESTORS

                                 WESTLAKE, OHIO

Form 10-K --Part IV, Item 14(a)(1) and (2)

CLEVETRUST REALTY INVESTORS

LIST OF FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES



Financial Statements:

The following financial statements of CleveTrust Realty Investors are included in Part II, Item 8:

     Statement of Financial Condition -- September 30, 1996 and 1995

     Statement of Operations -- Years ended September 30, 1996, 1995 and 1994

     Statement of Cash Flows -- Years ended September 30, 1996, 1995 and 1994

     Statement of Changes in Shareholders' Equity -- Years ended September 30,
      1996, 1995 and 1994

     Notes to Financial Statements


Financial Statement Schedules:

The following financial statement schedules of CleveTrust Realty Investors are included in Part IV, Item 14 (d):

     Schedule III   --  Real Estate and Accumulated Depreciation.

All other schedules for which provision is made in the applicable regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and, therefore, have been omitted.

                         Report of Independent Auditors


Trustees and Shareholders
CleveTrust Realty Investors
Westlake, Ohio

We have audited the accompanying statement of financial condition of CleveTrust Realty Investors as of September 30, 1996 and 1995, and the related statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended September 30, 1996. Our audits also included the financial statement schedule listed in the Index at Item 14(a). These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CleveTrust Realty Investors at September 30, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1996 in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


                                       Ernst & Young LLP


November 15, 1996
Cleveland, Ohio

STATEMENT OF FINANCIAL CONDITION

CLEVETRUST REALTY INVESTORS

                                                                                       September 30,
                                                                          -----------------------------------------
                                                                             1996                         1995
                                                                          ------------                -------------
                                                                                      (in thousands)
ASSETS

Invested assets - - NOTES A, C and D:
 Properties held for sale                                                    $ 42,203                     $    203
 Less:  Valuation reserve                                                       3,307                            0
                                                                             --------                     --------
                                                                               38,896                          203
 Investments in real estate
  Improved properties                                                               0                       63,282
  Less: Accumulated depreciation                                                    0                       22,543
                                                                             --------                     --------
                                                                                    0                       40,739
  Real estate mortgage loans                                                      119                          303
                                                                             --------                     --------
                                                                               39,015                       41,245

Cash and cash equivalents - - NOTE A                                            1,490                          188
Investments in securities - - NOTE A                                                0                          267
Other assets                                                                    3,347                        1,376
                                                                             --------                     --------
                                                 TOTAL ASSETS                $ 43,852                     $ 43,076
                                                                             ========                     ========

LIABILITIES

Mortgage notes payable - NOTE E                                              $  9,563                     $  9,266
Bank notes payable - NOTE F                                                     9,800                        6,600
Accrued interest on notes payable - NOTE F                                         14                           23
Accrued expenses and other liabilities                                          1,975                        2,061
                                                                             --------                     --------

                                            TOTAL LIABILITIES                  21,352                       17,950

SHAREHOLDERS' EQUITY

Shares of Beneficial Interest, par value
 $1 per Share - - NOTE G:
  Authorized - - Unlimited
  Issued and outstanding shares
  (9/30/96 - 5,179,143;   9/30/95 - 5,217,143)                                  5,179                        5,217
Additional paid-in capital                                                     38,850                       38,986
Accumulated deficit                                                           (21,529)                     (19,104)
                                                                             --------                     --------
                                                                               22,500                       25,099
Unrealized gains on securities                                                      0                           27
                                                                             --------                     --------
                                   TOTAL SHAREHOLDERS' EQUITY                  22,500                       25,126
                                                                             --------                     --------

                   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $43,852                     $ 43,076
                                                                              =======                     ========



STATEMENT OF OPERATIONS

CLEVETRUST REALTY INVESTORS
                                                                       Year ended September 30,
                                                              --------------------------------------------
                                                                    1996           1995          1994
                                                              -------------   -------------  ------------
                                                                 (in thousands, except per share data)
INCOME
Real estate operations:
 Rental income                                                   $ 10,368       $ 10,145      $  9,650
 Less:
  Real estate operating expenses                                    5,060          5,245         4,981
  Depreciation expenses                                             1,830          1,846         1,972
                                                                 --------       --------      --------
                                                                    6,890          7,091         6,953
                                                                 --------       --------      --------
Income from real estate operations                                  3,478          3,054         2,697
Interest income                                                        40             56            76
Dividend income                                                       225              0             0
Other                                                                  12             26            29
                                                                 --------       --------      --------
                                                                    3,755          3,136         2,802
EXPENSES
Interest:
 Mortgage notes payable - - NOTE  E                                   888            988         1,678
 Bank notes payable - - NOTE F                                        886            789           442
                                                                 --------       --------      --------
                                                                    1,774          1,777         2,120
General and Administrative                                            734            763           797
Provision for valuation reserve                                     3,307              0             0
                                                                 --------       --------      --------
                                                                    5,815          2,540         2,917
                                                                 --------       --------      --------

                          OPERATING INCOME  (LOSS)                 (2,060)           596          (115)

Net gains on sales of real estate - -NOTE  D                           40          2,499           445
Gains on sales of securities                                          632              0             0
                                                                 --------       --------      --------
          INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                 (1,388)         3,095           330

Extraordinary items - - NOTES  C and E                                  0            790           253
                                                                 --------       --------      --------

                                 NET INCOME (LOSS)               $ (1,388)      $  3,885      $    583
                                                                 ========       ========      ========

Per Share of Beneficial Interest- - NOTE A:
  Operating income  (loss)                                       $  (0.40)      $   0.11      $  (0.02)
  Net gains on sales of real estate                                  0.01           0.46          0.09
  Gains on sales of securities                                       0.12           0.00          0.00
                                                                 --------       --------      --------

          INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                  (0.27)          0.57          0.07

  Extraordinary items                                                0.00           0.14          0.05
                                                                 --------       --------      --------

                       NET INCOME (LOSS) PER SHARE               $  (0.27)      $   0.71      $   0.12
                                                                 ========       ========      ========

 Weighted average number of Shares of
 Beneficial Interest outstanding                                    5,186          5,459         4,959
                                                                 ========       ========      ========
See notes to financial statements.

STATEMENT OF CASH FLOWS

CLEVETRUST REALTY INVESTORS

                                                                           Year ended September 30,
                                                                 ---------------------------------------------
                                                                     1996              1995           1994
                                                                 ------------     ------------    ------------
                                                                                 (in thousands)
Cash flow from operating activities:
Net income (loss)                                                   $(1,388)        $ 3,885         $   583
Non-cash revenues and expenses included in income:
 Depreciation                                                         1,830           1,846           1,972
 Provision for valuation reserve                                      3,307               0               0
 Decrease in accrued interest on notes payable                           (9)             (4)            (33)
 (Decrease) increase in accrued expenses and
   other liabilities                                                    (86)           (134)            351
 Increase in other assets                                            (1,971)            (80)            (67)
Reconciliation to net cash flow from operating activities:
 Net gains on sales of real estate                                      (40)         (2,499)           (445)
 Gains on sales of securities                                          (632)              0               0
 Extraordinary items                                                      0            (790)           (253)
                                                                    -------         -------         -------
                         CASH FLOW FROM OPERATING ACTIVITIES          1,011           2,224           2,108

Cash flow from investing activities:
Equity investments:
 Improvements to existing properties                                  (972)           (666)           (853)
 Purchase of property                                               (3,465)              0          (3,918)
 Proceeds from properties sold                                       1,386           5,545             879
 Net insurance proceeds                                                  0             738             253
Real estate mortgage loans:
 Repayments                                                            184             145             204
Investments in securities:
 Securities purchased                                               (2,057)           (240)              0
 Proceeds from sales of securities                                   2,929               0               0
                                                                    -------         -------         -------
  NET CASH (USED IN) FROM INVESTING ACTIVITIES                      (1,995)          5,522          (3,435)

Cash flow from financing activities:
Mortgage notes payable:
 Principal amortization payments                                       (203)           (330)           (496)
 Principal repayments                                                     0          (1,463)         (7,689)
 Principal borrowings                                                   500               0           2,170
Bank notes payable:
 Principal amortization payments                                          0             (31)           (147)
 Principal repayments                                                     0          (4,549)         (5,162)
 Principal borrowings                                                 3,200               0           7,689
Certificate of Deposit                                                    0             500               0
Distributions to shareholders                                        (1,037)           (874)           (735)
Shares issued pursuant to rights offerings                                0               0           5,929
Shares repurchased and subsequently retired                            (174)         (1,062)           (296)
                                                                    -------         -------         -------
 NET CASH FROM (USED IN) FINANCING ACTIVITIES                         2,286          (7,809)          1,263
                                                                    -------         -------         -------

Increase (decrease) in cash and cash equivalents                      1,302             (63)            (64)
Balance at  beginning of year                                           188             251             315
                                                                    -------         -------         -------
Balance at end of year                                              $ 1,490         $   188         $   251
                                                                    =======         =======         =======

See notes to financial statements.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

CLEVETRUST REALTY INVESTORS

Years Ended September 30,  1996,  1995,  and  1994

                                        Shares Of       Additional                  Unrealized        Total
                                        Beneficial       Paid-In     Accumulated      Gains On    Shareholders'
                                        Interest         Capital        Deficit      Securities       Equity
                                       ------------  -------------   --------------- ------------ --------------
                                                                  (in thousands)
Balance October 1, 1993                 $  3,716       $ 35,916       $(21,963)      $      0      $ 17,669

Net income for the year ended
  September 30, 1994                                                       583                          583
Cash distributions declared
    and paid -- $.15 per share                                            (735)                        (735)
Shares issued pursuant to
  rights offering -- NOTE G                1,858          4,071                                       5,929
Shares repurchased and
  subsequently retired -- NOTE G            (103)          (193)                                       (296)
                                        --------       --------       --------       --------      --------

Balance September 30, 1994                 5,471         39,794        (22,115)             0        23,150

Net income for the year ended
 September 30, 1995                                                      3,885                        3,885
Cash distributions declared
 and paid -- $.16 per share                                               (874)                        (874)
Shares repurchased and
 subsequently retired -- NOTE G             (254)          (808)                                     (1,062)
Change in unrealized gains
 on securities                                                                             27            27
                                        --------       --------       --------       --------      --------

Balance September 30, 1995                 5,217         38,986        (19,104)            27        25,126

Net (loss) for the year ended
 September 30, 1996                                                     (1,388)                      (1,388)
Cash distributions declared
 and paid -- $.20 per share                                             (1,037)                      (1,037)
Shares repurchased and
 subsequently retired -- NOTE G              (38)          (136)                                       (174)
Change in unrealized gains
 on securities                                                                            (27)          (27)
                                        --------       --------       --------       --------      --------

Balance September 30, 1996              $  5,179       $ 38,850       $(21,529)      $      0      $ 22,500
                                        ========       ========       ========       ========      ========

NOTES TO FINANCIAL STATEMENTS

CLEVETRUST REALTY INVESTORS

Years Ended September 30, 1996, 1995 and 1994

NOTE A - -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CleveTrust Realty Investors is a business trust organized in the State of Massachusetts, but with its headquarters in Ohio. The Trust's primary business objective is the ownership and operation of improved real estate.

USE OF ESTIMATES: The preparation of financial statements requires Management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could affect the amounts reported and disclosed herein.

INCOME RECOGNITION: Rental income from improved properties is generally recorded as it accrues. Interest on mortgage loans is recognized as income as it accrues during the period the loans are outstanding except where collection of interest is considered doubtful. Contingent rents and interest are recognized as income when determinable. Accrual of income is suspended on any investment when the collection of rent, principal, or interest is doubtful.

REAL ESTATE: In accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of," the Trust's properties are reported in the Trust's financial statements at the lower of carrying value or estimated fair value, less cost to sell. The Trust reviews long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. On September 24, 1996 the Trustees of the Trust unanimously voted to recommend a Plan for the Orderly Liquidation of the Trust (the "Plan"). The Plan, as proposed, would involve the sale of the Trust's properties during a period of approximately three years. Based on the announcement the Trust has reclassified all of its properties at September 30, 1996, in accordance with SFAS No. 121, to Properties Held for Sale. A review of the carrying value of all the properties at September 30, 1996 determined that four properties had a carrying value higher than the estimated fair value, less cost to sell. Therefore, a valuation reserve, which totals $3,307,000, was established for these four properties to lower their carrying value to their estimated fair value, less cost to sell. (See NOTE C for carrying values of each property)

Prior to the adoption by the Trust of SFAS No. 121, the Trust regularly evaluated the recoverability of each investment in the portfolio. When appropriate, an allowance for possible investment losses was provided for properties acquired through foreclosure or deed in lieu of foreclosures. In fiscal 1994 the Trust applied the allowance for possible investment losses to three previously foreclosed properties for which it had been provided. The Trust concluded that it was unlikely that the value of these properties would recover. Therefore, they were written down to their net realizable value through application of the allowance.

Real estate previously acquired by the Trust pursuant to normal real estate purchase transactions was recorded at cost. Real estate acquired by foreclosure or deed in lieu of foreclosure was recorded at estimated fair value at the date of acquisition, but not in excess of the unpaid balance of the related loan plus costs of securing title to and possession of the property.

DEPRECIATION: Depreciation on equity investments is computed by the straight-line method at rates based upon the expected economic lives of the assets which range from 31 to 40 years for buildings, 5 to 40 years for other property and the specific length of the tenant lease for tenant improvements. Additionally, one building and its permanent improvements are depreciated over a life of 55 years. In accordance with the Plan, properties held for sale will not be depreciated in Fiscal year 1997.

REPAIRS AND CAPITAL IMPROVEMENTS: Expenditures for repairs and maintenance which do not add to the value or prolong the useful life of property owned are charged to expense as incurred; those expenditures for improvements which do add to the value or extend the useful life are capitalized.

CASH AND CASH EQUIVALENTS : The Trust defines cash and cash equivalents as cash in bank accounts and investments in marketable securities, primarily short-term commercial paper with original maturities of three months or less.

INVESTMENTS IN SECURITIES: At September 30, 1996 the Trust did not own any equity securities. At September 30, 1995 the Trust classified its investments in equity securities in accordance with Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities," as available for sale and as a result they were stated at their fair value. The effect of the unrealized gains was included as a component of Shareholders' Equity. Realized gains are calculated on an actual cost basis.

INCOME TAXES: Deferred income taxes are recognized for temporary differences between the financial reporting basis of assets and liabilities and their respective tax basis and for operating and capital loss and tax credit carryforwards based on enacted tax rates expected to be in effect when such amounts are realized or settled. However, deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence including tax planning strategies and other factors. The effects of changes in tax laws or rates on deferred tax assets and liabilities are recognized in the period that includes the enactment date.

NET INCOME PER SHARE: Net income per Share of Beneficial Interest has been computed using the weighted average number of Shares of Beneficial Interest outstanding each year.

RECLASSIFICATION: Certain items in previously issued financial statements have been reclassified to conform to 1996 presentations.

NOTE B - - INCOME TAXES

The Trust's deferred tax assets and liabilities at September 30, 1996 and 1995 are as follows:

                                                            1996            1995
                                                           ------          ------
                                                               (in thousands)
Deferred tax assets:
  Properties held for sale - valuation reserve           $ 1,124          $  -0-
  Investments in real estate - write-downs                   -0-           1,752
  Net operating and capital loss carryforwards             3,456           2,167
  Other                                                      -0-             489

Deferred tax liabilities:
  Depreciation                                           (1,489)          (1,841)
  Other                                                     (43)             -0-
                                                        -------          -------
                                                          3,048            2,567
Valuation allowance                                      (3,048)          (2,567)
                                                        -------          -------
       Net deferred tax asset/(liability)               $  -0-           $   -0-
                                                        =======          =======

The Trust maintains a valuation reserve equal to its net deferred tax asset as there is doubt as to whether the net deferred tax asset will be realized.

For the fiscal year ended September 30, 1996 the Trust had a net loss for tax purposes and therefore had no income tax expense. Additionally, the Trust had no income tax expense for the fiscal year ended September 30, 1995. A reconciliation between the 1995 results and the amount of income tax expense that would result from applying Federal statutory rates to pretax income is as follows:



                                                          9/30/96       9/30/95
                                                          -------       -------
                                                             (in thousands)
Expected income tax expense at
 Federal statutory tax rate                              $  (472)       $ 1,321
Increase (decrease) in taxes resulting from:
 Effect of temporary differences                            (853)          (535)
 (Recognized) unrecognized net operating
  loss carryforward                                        1,325           (786)
                                                         -------        -------
              Income Tax Expense                         $   -0-        $   -0-
                                                         =======        =======

At September 30, 1996 the Trust had, for federal tax purposes, net operating loss and capital loss carryforwards of approximately $10.2 million. The use of the net operating loss carryforwards is limited by Section 382 of the Internal Revenue Code with effect for losses associated with years prior to December 28, 1992. Net capital loss carryforwards can only be utilized to the extent that net capital gains are incurred during the next five year period. The Trust can use approximately $ 298,000 per year of net operating loss carryforwards, plus gains of the sales of properties ("built in gains"), plus any prior years' unused portion (limited by carryforward periods) for losses generated prior to December 28, 1992. The Trust can also use carryforwards generated post December 28, 1992. These carryforwards of approximately $9.5 million expire through 2011. The remaining carryforwards of $700,000 may be recognized for a period through fiscal 1998 against gains on sales of properties, if any , to the extent that fair market values of these properties exceeded their tax bases as of December 28, 1992.

NOTE C - - PROPERTIES

The following is a summary of the Trust's properties held for sale and related indebtedness at September 30, 1996:

                                                                                                  Income from
                                   Total          Accumulated        Valuation      Carrying      Real Estate       Amount of
Classification                     Cost           Depreciation        Reserve        Value        Operations        Indebtness
---------------------------   ----------------   ---------------    ------------  -------------  --------------     ------------
                                                                          (in thousands)
Office Buildings:
Englewood, Colorado                    $6,103            $3,108              $0         $2,995            $375               $0
Denver, Colorado                        4,623             2,966               0          1,657             351                0
Littleton, Colorado                     3,166             1,398               0          1,768             210            1,209
Tulsa, Oklahoma                         6,959             4,408             551          2,000              10                0
Dallas, Texas                           2,452             1,792               0            660              66                0
Dallas, Texas                          11,048             3,502           2,546          5,000              (3)               0
Dallas, Texas                           4,312               272               0          4,040             302            2,612
Arlington, Texas                        2,208                24               0          2,184              78                0
                              ----------------   ---------------    ------------  -------------  --------------     ------------
                                       40,871            17,470           3,097         20,304           1,389            3,821

Commercial Properties:

Hilton Head, S. C.                      1,911             1,104               0            807             277                0
Austin, Texas                           8,225             2,174               0          6,051             559            5,742
Davenport, Iowa                         5,579             1,078               0          4,501             472                0
Dubuque, Iowa                           5,367             1,174               0          4,193             447                0
Ardmore, Oklahoma                       4,081               948             133          3,000             291                0
                              ----------------   ---------------    ------------  -------------  --------------     ------------
                                       25,163             6,478             133         18,552           2,046            5,742

Land                                      117                 0              77             40              (1)               0
                              ----------------   ---------------    ------------  -------------  --------------     ------------

Total of all properties               $66,151           $23,948          $3,307        $38,896          $3,434           $9,563
                              ================   ===============    ============  =============  ==============     ============


Following is a summary of activity with regards to the properties for the three years ended September 30, 1996:

                                                          1996              1995              1994
                                                     ---------------     ------------     -------------
                                                                          (in thousands)
Balance, beginning of year                                  $40,942          $45,380           $49,394
Improvements to existing properties                             972              666               853
Purchase of properties                                        3,465                0             3,918
Sales of properties - NOTE D                                 (1,346)          (3,258)             (724)
Valuation reserve                                            (3,307)               0                 0
Application of allowance for investment losses                    0                0            (6,089)
Depreciation                                                 (1,830)          (1,846)           (1,972)
                                                     ---------------     ------------     -------------

Balance, end of year                                        $38,896          $40,942           $45,380
                                                     ===============     ============     =============


On February 20, 1996 the Trust completed the purchase of the land on which its Englewood Bank Building is located. This land, which was previously leased by the Trust, was purchased for a price of $1,263,000.

On March 28, 1996 the Trust purchased a 52,554 square foot suburban office building located in Arlington, Texas for a purchase price of $2,202,000.

On August 26, 1994 the Trust purchased a 104,000 square foot office building located in Dallas, Texas for $3,918,000. Of this amount $2,170,000 was provided by a first mortgage loan on the property, which the Trust obtained at the time of the purchase.

On January 18, 1994 the Trust's Petroleum Club Building located in Tulsa, Oklahoma sustained a major fire. In July, 1994 the Trust and its insurance company agreed on a settlement of $6,025,000. The Trust has completed all necessary repairs and building improvements for an amount less than the settlement. The Trust has recorded $738,000 as an extraordinary income item in fiscal 1995. The cost of building improvements made as part of the building restoration was $253,000 was capitalized and recorded as an extraordinary income item in fiscal 1994.

NOTE  D - - REAL ESTATE SALES

The fiscal 1996 net gains on sales of real estate totaling $40,000 include the following: (i) $69,000 which represents the gain the Trust realized on its January and February, 1996 sales of three condominium units located in Davie, Florida for a combined sales price of $138,000; (ii) a loss of $313,000 the Trust realized on its March, 1996 $600,000 sale of the European Crossroads office/retail complex on 11.5 acres of land located in Dallas, Texas; (iii) $23,000 represents the gain the Trust realized on its April, 1996 $115,000 sale of 7.42 acres of vacant land located in Akron, Ohio; and (iv) $261,000 represents the gain the Trust realized on its September, 1996 $615,000 sale of two of the five buildings comprising the Walnut Stemmons Office Park located in Dallas, Texas.

The fiscal 1995 gains on sales of real estate totaling $2,499,000 include the following: (i) $452,000 which represents the gain the Trust realized on its February, 1995 $2,650,000 sale of the 197 room Quality Hotel located at the airport in St. Louis, Missouri; (ii) $1,859,000 represents the gain the Trust realized on its March, 1995 $2,595,000 sale of the 124 unit Parkwood Place Apartments located in Greeley, Colorado; (iii) $97,000 represents the gain the Trust realized on its March, 1995 $800,000 sale of the 51,000 square foot Walnut Hill West office building located in Dallas, Texas; and (iv) $91,000 represents the gain the Trust realized on its May, 1995 $212,000 sale of 17.7697 acres of vacant land located in Akron, Ohio. The Trust received a purchase money mortgage for the total $212,000 purchase price in connection with the sale.

The fiscal 1994 gains on sales of real estate totaling $445,000 include the following: (i) $361,000 which represents the gain the Trust realized on its March, 1994 $834,000 sale of 70 acres of vacant land located in Akron, Ohio. The Trust received a purchase money mortgage for $290,000 of the purchase price in connection with the sale; and (ii) $84,000 which represents the gain the Trust realized on its August, 1994 $198,000 sale of 16.6 acres of vacant land located in Akron, Ohio.

NOTE E - - MORTGAGE NOTES PAYABLE

At September 30, 1996 the mortgage notes payable of the Trust are non-recourse mortgages except the first $750,000 of the $2,612,000 loan maturing August 19, 2000 which is recourse to the Trust. The following data pertains to the mortgage notes payable as of September 30, 1996.

                              Book Value
                               Of The
                              Investment
           Mortgage            Securing                  Base Interest
        Notes Payable          The Debt       Maturity        Rate
        -------------          ------         --------        -----
                   (in thousands)
          $  5,742            $  6,051       May  7, 2002      8.300%
             2,612               4,040       Aug. 19, 2000     8.300
             1,209               1,768       July  1, 2003     8.125
          --------            --------
          $  9,563            $ 11,859
          ========            ========


On October 7, 1996 the Trust completed the sale of the Littleton Bank building located in Littleton, Colorado (see NOTE J). This property secured the above listed $1,209,000 loan which was to mature July 1, 2003. This loan was repaid on October 7, 1996 in connection with the sale of the property.

Required payments on the Trust's two remaining mortgage notes payable for the succeeding five years are as follows:

                Year Ending
                September 30,     Principal        Interest          Total
                ------------      ---------        --------          -----
                                                (in thousands)
                   1997             $  221          $  682           $  903
                   1998                240             663              903
                   1999                260             643              903
                   2000              2,712             587            3,299
                   2001                252             396              648

Effective December 28, 1995 the Trust and its Lender modified the first mortgage loan on the 14800 Quorum Office Building located in Dallas, Texas as follows:
The Trust borrowed an additional $500,000, which increased the outstanding borrowings to $2,640,000 at the time of the transaction. Additionally, the interest rate, which was 1.75% over the prime lending rate (9.5% at the time of the modification) adjusted every two years, was changed to a fixed rate of 8.3%, effective January 1, 1996, until the maturity date of August 19, 2000.

Effective September 1, 1996 the Trust and its Lender modified the first mortgage loan on the Cannon West Shopping Center located in Austin, Texas as follows: The interest rate was reduced from 9.5% to 8.3% and the maturity date was extended five years from May 7, 1997 to May 7, 2002.

On March 16, 1995 the Trust repaid a $498,000 first mortgage loan on its shopping center located in Ardmore, Oklahoma. This loan had a maturity date of June 16, 1996. On May 1, 1995 the Trust settled at a discount, a $1,017,000 first mortgage loan on its office building located in Englewood, Colorado, which had a maturity date of February 1, 1999. This settlement resulted in an extraordinary income item of $52,000.

Total interest expense on mortgage notes payable did not differ materially from interest paid.

NOTE  F - - BANK NOTES PAYABLE

At September 30, 1996 the bank notes payable included $9,800,000 of borrowings under the 1994 Credit Agreement. At September 30, 1995 the bank notes payable included $6,600,000 of borrowings under the 1994 Credit Agreement.

Effective November 30, 1994 the Trust converted a September 30, 1994 $7,689,000 demand note to a revolving line of credit ("1994 Credit") issued by National City Bank of Cleveland, Ohio ("NCB") and Manufacturer's and Traders Trust Company of Buffalo, New York ("M&T"). The 1994 Credit is for up to $25,000,000 (but is limited by the value of the collateral provided). Of this amount a maximum of $15,000,000 is currently available and $10,000,000 will be available at the Trust's discretion upon payment of an activation fee of 3/4 of 1% on the $10,000,000. The initial term of the 1994 Credit was three years. Each year the lenders will review the 1994 Credit with the right to extend it for one additional year. The lenders have extended the 1994 Credit to March 1, 1999. Interest only payments, which is at the option of the Trust, will be at either
(i) 1/4 of 1% over the prime rate; (ii) 250 basis points over the LIBOR rate; or
(iii) NCB's fixed interest rate available from time to time. Additionally, a commitment fee of 3/8 of 1% is due on any funds available but not borrowed. The 1994 Credit is secured by certain of the Trust's real estate investments and contains certain covenants including a covenant for a minimum shareholders' equity. At September 30, 1996 the amount of shareholders' equity free from such restriction was approximately $2,500,000.

The Trust also had a loan with another bank which was scheduled to mature December 25, 1993 but, had been extended to December 25, 1997. The interest rate was prime plus 1% with a minimum rate of 7.5%. The Trust was required to make monthly amortization payments based on a twenty-year amortization schedule. On February 28, 1995 the Trust made a principal payment of $2,200,000 and on March 15, 1995 paid off the remaining balance of $1,260,000.

Total interest expense on bank notes payable did not differ materially from interest paid.

NOTE  G - - SHARES OF BENEFICIAL INTEREST

On December 7, 1995 the Trust repurchased 38,000 of its Shares of Beneficial Interest for $174,000 in an open market purchase. These shares were retired by the Trust.

On August 21, 1995 the Trust mailed an Offer to purchase for cash an aggregate of 500,000 Shares of Beneficial Interest for a price of $4.00 per share to each shareholder of the Trust. The Offer ended September 22, 1995 and at its conclusion 239,553 shares were purchased and retired by the Trust. In addition to the $4.00 per share the Trust incurred costs of $56,000 in connection with the Offer.

On April 17, 1995 the Trust repurchased 14,000 of its Shares of Beneficial Interest for $48,000 in an open market purchase. These shares were retired by the Trust.

On June 26, 1994 the Trust repurchased 103,210 of its Shares of Beneficial Interest for $296,000 in an open market purchase. These shares were retired by the Trust.

On November 23, 1993 the Trust mailed a prospectus and certificate of rights to all shareholders of record as of November 12, 1993. The certificates entitled the shareholder to the right to purchase one Share of Beneficial Interest of the Trust for every two Shares owned at a price of $3.25 per Share. Additionally, this offering also provided for an oversubscription privilege which entitled each holder of a right to subscribe for Shares not purchased by other holders of rights. Oversubscriptions were allocated prorata based on the number of Shares owned. The offering expired on January 28, 1994. All 1,857,969 Shares available were sold. The net proceeds to the Trust totaled $5,929,000.

On February 21, 1992 the shareholders of the Trust approved the amended and extended 1983 Incentive Stock Option Plan, now titled the 1992 Stock Option Plan ("1992 Plan"). Under the 1992 Plan, an additional 200,000 Shares of Beneficial Interest of the Trust are reserved and made available for issuance of options to officers and employees of the Trust at the discretion of the Board of Trustees. The original plan had reserved 100,000 Shares. The 1992 Plan is extended to October 21, 2011. The option price is the fair market value on the date of the grant and no option shall be exercisable for less than 100% of this value. Under the 1992 Plan, the share appreciation rights granted previously will be unaffected; however, no share appreciation rights will be issued with grants of the 200,000 new Shares or the 17,500 Shares remaining from the original 100,000 Shares. Share appreciation rights entitle the holder to receive the difference between the market value on the date of exercise and the option price in Shares, cash or a combination thereof, at the discretion of the Board of Trustees.

In connection with the Trustees' Plan of Liquidation, the four primary officers of the Trust have executed new employment contracts effective September 1, 1996. As part of these contracts the officers waive all rights with respect to unexercised options. In return, additional compensation will be paid to the officers, based on a calculation of a minimum threshold of the distributions to the Shareholders during the liquidation period. Such amounts will be expensed as incurred.

NOTE  H - - PENSION PLAN

The Trust has a defined contribution pension plan covering all full-time employees of the Trust. Contributions are determined as a set percentage of each covered employee's annual cash compensation. Contributions by the Trust are accrued during the year and paid prior to the filing of the Trust's federal income tax return for said year. For fiscal 1996 the Trust accrued $30,000 for contributions to the pension plan (for fiscal 1995 - $24,000 and fiscal 1994 - $31,000).


NOTE  I - - OPERATING LEASES

Minimum future rentals due the Trust on noncancelable leases for the succeeding five fiscal years and thereafter are as follows: 1997, $7,841,000; 1998, $6,526,000; 1999, $5,324,000; 2000, $3,716,000; 2001, $2,777,000; and $9,214,000
thereafter. Certain leases provide for contingent rentals. The Trust received $123,000 of contingent rentals for 1996 ($123,000 for 1995 and $131,000 for
1994). The Trust's carrying amount at September 30, 1996 of these real estate investments consists of land of $7,547,000 and improvements of $58,487,000, less accumulated depreciation of $23,948,000 and valuation reserve of $3,307,000.

NOTE  J - - SUBSEQUENT EVENTS

On October 7, 1996 the Trust completed a $2,450,000 sale of the Littleton Bank Building located in Littleton, Colorado. This sale resulted in a gain of approximately $563,000 which will be reported in the first quarter of Fiscal Year 1997.

NOTE  K - - QUARTERLY FINANCIAL DATA  (UNAUDITED)

Summarized quarterly financial data for the years ended September 30, 1996 and 1995 is as follows:


Quarter Ended                              Dec. 31       Mar. 31     June 30      Sept. 30
-------------                              -------       -------     -------      --------
                                                 (in thousands, except per share data)
1996
----
Operating revenues                         $ 2,638       $ 2,657      $ 2,693      $ 2,657
Operating income (loss)                        331           316          258       (2,965)
Net Income (loss)                              331            72          281       (2,072)
Operating income (loss) per share (1)          .06           .06          .05         (.57)
Net Income (Loss)  per share (1)               .06           .01          .06         (.40)

1995
----

Operating revenues                         $ 2,666       $ 2,614      $ 2,486      $ 2,461
Operating income before
  extraordinary item                            67            94          255          180
Extraordinary item                               0             0           52          738
Net income                                      67         2,502          398          918
Operating income per share before
  extraordinary item (1)                       .01           .02          .05          .03
Extraordinary item per share(1)                .12           .00          .02          .12
Net income (loss) per share (1)                .01           .46          .08          .16



(1) Per Share calculations for each of the quarters is based on a weighted average number of shares outstanding for each period and, therefore, the sum of the quarters may not necessarily equal full-year amounts.

                                      F-15


     SCHEULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
     CLEVETRUST REALTY INVESTORS
     As of September 30, 1996
     (In Thousands)


                                                                                             Amount at which  carried at
                                                       Initial Cost to Trust                       September 30, 1996
                                                 ---------------------------    Cost of   ------------------------------------------
        Description              Encumbrances       Land       Improvements Improvements     Land      Improvements   Total (1),(4)
 --------------------------     ---------------   ---------------------------------------- ----------------------------------------

 Office Buildings:
 Englewood Bank Bldg.
 Englewood, CO                             $0         $1,263       $4,328         $512     $1,263          $4,840        $6,103
 Executive Club Bldg
 Denver, CO                                 0            165        2,834        1,624        165           4,458         4,623
 Littleton Bank Bldg
 Littleton, CO                          1,209              0        2,738          428          0           3,166         3,166 (6)
 Petroleum Club Bldg
 Tulsa,OK                                   0            648        3,306        3,005        648           6,311         6,959 (3)
 Walnut Stemmons Office Park
 Dallas, TX                                 0            228        1,489          735        228           2,224         2,452
 Office Alpha
 Dallas, TX                                 0          1,500        8,439        1,109      1,500           9,548        11,048 (3)
 14800 Quorum Bldg
 Dallas, TX                             2,612            335        3,583          394        335           3,977         4,312
 Brookside Office Bldg
 Arlington, TX                              0            300        1,902            6        300           1,908         2,208

 Commercial Properties:
 Triangle Square
 Hilton Head, SC                            0            135        1,157          619        135           1,776         1,911
 Cannon West
 Austin, TX                             5,742            874        6,758          593        874           7,351         8,225
 Spring Village
 Davenport, IA                              0          1,013        4,373          193      1,013           4,566         5,579
 Warren Plaza
 Dubuque, IA                                0            401        4,800          166        401           4,966         5,367
 Tiffany Plaza
 Ardmore, OK                                0            684        2,847          550        684           3,397         4,081 (3)

 Vacant Land
 Akron, OH                                  0            117            0            0        117               0           117 (3)
                              ----------------   --------------------------------------  ---------------------------------------

                    Totals             $9,563         $7,663      $48,554       $9,934     $7,663         $58,488       $66,151
                              ================   ======================================  =======================================





                                     Accumulated          Construction     Date      Depreciation
      Description                   Depreciation (2)        Completed     Acquired      Lives (5)
     --------------------------   ------------------     -------------------------------------------
     Office Buildings:                                                              (Various from)
     Englewood Bank Bldg.
     Englewood, CO                           $3,108           1970         1971      5 to 40 years
     Executive Club Bldg
     Denver, CO                               2,966           1971         1972      5 to 40 years
     Littleton Bank Bldg
     Littleton, CO                            1,398           1972         1973      5 to 55 years
     Petroleum Club Bldg
     Tulsa,OK                                 4,408           1963         1972      5 to 40 years
     Walnut Stemmons Office Park
     Dallas, TX                               1,792           1971         1975      5 to 35 years
     Office Alpha
     Dallas, TX                               3,502           1981         1983      5 to 40 years
     14800 Quorum Bldg
     Dallas, TX                                 272           1980         1994      5 to 40 years
     Brookside Office Bldg
     Arlington, TX                               24           1986         1996      5 to 40 years

     Commercial Properties:
     Triangle Square
     Hilton Head, SC                          1,104           1975         1976      5 to 35 years
     Cannon West
     Austin, TX                               2,174           1981         1987      5 to 40 years
     Spring Village
     Davenport, IA                            1,078           1980         1987      5 to 40 years
     Warren Plaza
     Dubuque, IA                              1,174           1980         1987      5 to 40 years
     Tiffany Plaza
     Ardmore, OK                                948           1975         1989     10 to 31 years

     Vacant Land
     Akron, OH                                    0           N/A          1975           N/A
                                  ------------------

                        Totals              $23,948
                                  ==================

CLEVETRUST REALTY INVESTORS

                                                                                    Year Ended September 30,
                                                                     --------------------------------------------------
                                                                          1996              1995              1994
                                                                     ---------------     ------------     -------------
(1)  Reconciliation of real estate:
    Balance of real estate at October 1, 1995,
     1994 and 1993, respectively                                            $63,485          $71,028           $73,296
    Additions during period:
     Cost of Improvements                                                       972              666               853
     Purchase of Property                                                     3,465                0             3,918
                                                                     ---------------     ------------     -------------
    Total Additions                                                           4,437              666             4,771
                                                                     ---------------     ------------     -------------
                                                                             67,922           71,694            78,067

    Application of allowance for investment losses                                0                0             6,089
    Less carrying amount of real estate sold
     or disposed                                                              1,771            8,209               950
                                                                     ---------------     ------------     -------------

    Balance of real estate at September 30,
      1996, 1995 and 1994, respectively                                     $66,151          $63,485           $71,028
                                                                     ===============     ============     =============

(2)  Reconciliation of accumulated depreciation:
    Balance of accumulated depreciation at
     October 1, 1995, 1994 and 1993, respectively                           $22,543          $25,648           $23,902
    Additions charged to expenses                                             1,830            1,846             1,972
                                                                     ---------------     ------------     -------------
                                                                             24,373           27,494            25,874
    Accumulated depreciation on real estate
     sold or disposed                                                           425            4,951               226
                                                                     ---------------     ------------     -------------

    Balance of accumulated depreciation at
      September 30, 1996, 1995 and 1994, respectively                       $23,948          $22,543           $25,648
                                                                     ===============     ============     =============

(3) On September 24, 1996 the Trustees of the Trust unanimously voted to recommend a Plan for the Orderly Liquidation of the Trust (the "Plan"). Since the Trust had previously adopted Statement of Financial Accounting Standards No.
121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Aseets to be Disposed of" ("SFAS No. 121") the Trust, effective September 30, 1996, classified all real estate owned as Property held for sale. In accordance with this classification the Trust reviewed the fair value of all of its property.
The Trust has established a valuation reserve against four of its properties as follows:

     Petroleum Club Bldg - Tulsa OK                                        $551,000
    Office Alpha - Dallas, TX                                             2,546,000
    Tiffany Plaza - Ardmore, OK                                             133,000
    Vacant Land - Akron, OH                                                  77,000
                                                                     ---------------
                                       Total Valuation reserve           $3,307,000
                                                                     ===============

(4) The Trust's aggregate cost for federal income tax purposes at September 30, 1996 was $66,263,000. The Trust's federal income tax return for the year ended
September 30, 1996 has not yet been filed.

(5) Depreciation lives exclude tenant improvements which are depreciated over the specific lease term involved.

(6) At September 30, 1996 the Trust owned the building improvements subject to a long term ground lease. On October 7, 1996 the Trust sold the improvements to gound lease holder. The Trust will recognize a gain of approximately $563,000 in the first quarter of the fiscal year ending September 30, 1997.

                                      F-17

                           CLEVETRUST REALTY INVESTORS

          ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED SEPTEMBER 30, 1996


                                  EXHIBIT INDEX


   "Assigned"                                                                      Location of
   Exhibit No. *                            Description                              Exhibit
   -------------                            -----------                              -------
         (3) (A)            Second Amended and Restated Declaration                   Incorporated by
                            of Trust.                                              reference to Exhibit
                                                                                    (3) to Registration
                                                                                       Statement on
                                                                                      Form S-2, File
                                                                                     Number, 33-46552.

         (3) (B)            By-Laws                                                   Incorporated by
                                                                                   reference to Exhibit
                                                                                     (3) to Report on
                                                                                     Form 10-K for the
                                                                                     fiscal year ended
                                                                                    September 30, 1986.
                                                                                     (File No. 0-5641)


         (4) (1)            Credit Agreement By and Amoung CleveTrust Realty     Incorporated by reference
                            Investors, Borrower, National City Bank, as Agent,     to Exhibit (4) to Form
                            and The Banks Identified Herein dated as of           10-K for the fiscal year
                            November 30, 1994.                                   ended September 30, 1994.

         (4) (2)            Amendment to Credit Agreement dated as of April      Incorporated by reference
                            28, 1995 to the Credit Agreement By and Amoung         to Exhibit (4) to Form
                            CleveTrust Realty Investors, Borrower, National       10-K for the fiscal year
                            City Bank, as Agent, and The Banks Identified        ended September 30, 1995.
                            Herein dated as of November 30, 1994.

         (4) (3)            Deed of Trust and Security Agreement made as of           Incorporated by
                            May 28, 1987 between CleveTrust Realty Investors      reference to Exhibit (4)
                            and The Northwestern Mutual Life Insurance Company.    to Report on Form 10-K
                                                                                 for the fiscal year ended
                                                                                    September 30, 1987.
                                                                                     (File No. 0-5641)

         (4) (4)            Promissory Note dated May 28, 1987 in the amount          Incorporated by
                            of $6,500,000 with respect to the Deed of Trust       reference to Exhibit (4)
                            and Security Agreement made as of May 28, 1987         to Report on Form 10-K
                            between CleveTrust Realty Investors and the          for the fiscal year ended
                            Northwestern Mutual Life Insurance Company              September 30, 1987.
                                                                                     (File No. 0-5641)
                            Certain of the Registrant's assets are subject to
                            long-term mortgage obligations each of which
                            individually relates to indebtedness totaling less
                            than 10% of the total assets of the Registrant. The
                            Registrant hereby agrees to furnish a copy of such
                            agreements to the Commission upon its request.

                          CLEVETRUST REALTY INVESTORS

         ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED SEPTEMBER 30, 1996

                                 EXHIBIT INDEX

                                --(CONTINUED)--


       "Assigned"                                                                      Location of
      Exhibit No. *                             Description                               Exhibit
      -------------                             -----------                             -----------

Exhibits (10) (1) through (10) (5) represent Management contracts or compensation plans or arrangements.

         (10) (1)           Amended and Restated Employment Agreement                  Filed herewith
                            effective as of September 1, 1996 between                  electronically
                            CleveTrust Realty Investors and John C. Kikol.

         (10) (2)           Amended and Restated Employment Agreement                  Filed herewith
                            effective as of September 1, 1996 between                  electronically
                            CleveTrust Realty Investors and Michael R. Thoms.

         (10) (3)           Amended and Restated Employment Agreement                  Filed herewith
                            effective as of September 1, 1996 between                  electronically
                            CleveTrust Realty Investors and Raymond C. Novinc.

         (10) (4)           Amended and Restated Employment  Agreement                 Filed herewith
                            effective as of September 1, 1996 between                  electronically
                            CleveTrust Realty Investors and Brian D.
                            Griesinger.

         (10) (5)           CleveTrust Realty Investors 1992                          Incorporated by
                            Incentive Stock Option Plan.                         reference to Exhibit (10)
                                                                                 to Registration Statement
                                                                                 on Form S-2, File Number,
                                                                                         33-46552.

         (11)               Computation of net income (loss) per share of              Filed herewith
                            beneficial interest.                                       electronically

         (23)               Consent of Independent Auditors.                           Filed herewith
                                                                                       electronically

         (24)               Power of Attorney.                                         Filed herewith
                                                                                       electronically

         (27)               Financial Data Schedule.                                   Filed herewith
                                                                                       electronically

* Exhibits 2, 9, 12, 13, 16, 18, 19, 21, 22, and 28 are either inapplicable to the Trust or require no answer.

                         Consent of Independent Auditors





We consent to the incorporation by reference of our report dated November 15, 1996, with respect to the financial statements and schedule of CleveTrust Realty Investors included in the Annual Report (Form 10-K / A) for the year ended September 30, 1996 in the following:



          Registration Statement Number 33-12663 on Form S-8 dated March 23,
          1987;

          Registration Statement Number 33-12662 on Form S-3 dated March 23,
          1987;

          Amendment Number 2 to Registration Statement Number 33-69238 on Form S-2 dated November 12, 1993;

          Amendment Number 1 to Registration Statement Number 33-12662 on Form S-3 dated December 1, 1987; and

          Post-Effective Amendment Number 1 to Registration Statement Number 2-97843 on Form s-8 dated March 23, 1987.


                                                      Ernst & Young LLP




January 28, 1997
Cleveland, Ohio









                                   Exhibit 23